SUPPLEMENT DATED OCTOBER 2, 1995
                             TO THE PROSPECTUS FOR
                      FRANKLIN CONVERTIBLE SECURITIES FUND
                      Franklin Investors Securities Trust
                              dated March 1, 1995

Introduction. As of October 2, 1995, the Franklin Convertible Securities Fund (the "Fund") offers two classes of shares to its investors: Franklin Convertible Securities Fund - Class I ("Class I") and Franklin Convertible Securities Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "Differences Between Class I and Class II" below.

This Supplement must be read in conjunction with the Prospectus for this Fund. All investment objectives and policies described in the Prospectus apply equally to both classes of shares in the new multiclass structure. Further, all operational procedures apply equally to both classes, unless otherwise specified in the following discussion. See "Deciding Which Class to Purchase" below.

THE NEW APPLICATION FORM INCLUDED WITH THIS SUPPLEMENT MUST BE USED FOR ALL PURCHASES. DO NOT USE THE APPLICATION FORM INCLUDED IN THE PROSPECTUS.

Multiclass Fund Structure. The Fund has two classes of shares available for investment: Class I and Class II. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class. See the Prospectus for more details about Class I shares. Class II shares are explained in detail in the following discussion. Except as described below, shares of both classes represent identical interests in the Fund's investment portfolio.

EXPENSE TABLE

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. The figures are based on aggregate operating expenses of the Class I shares (before fee waivers and expense reductions) for the fiscal year ended October 31, 1994.


Shareholder Transaction Expenses                                             Class I  Class II
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)......................................   4.50%     1.00%++
Deferred Sales Charge.....................................................   NONE++++   1.00%+
Exchange Fee (per transaction)............................................  $5.00++   $5.00++

Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees...........................................................  0.63%*     0.63%*
Rule 12b-1 Fees...........................................................  0.20%**    1.00%**
Other Expenses:
 Reports to Shareholders..................................................  0.05%      0.05%
 Shareholder Servicing Costs..............................................  0.05%      0.05%
 Other....................................................................  0.10%      0.10%
Total Other Expenses......................................................  0.20%      0.20%
Total Fund Operating Expenses.............................................  1.03%*     1.83%*




++Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. (See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.)

++++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

+Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

++$5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege" in the Prospectus. All other exchanges are processed without a fee.

*Represents the amount that would have been payable to the investment manager before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive a portion of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, management fees represented 0.55% and total operating expenses for Class I and Class II represented 0.95% and 1.75%, respectively, of the average net assets of the Fund.

**Rule 12b-1 fees for Class I are annualized. Actual Rule 12b-1 fees incurred by Class I for the six months ended October 31, 1994 were 0.09%, which represents an annualized rate 0.19%. See "Plan of Distribution" under "Management of the Fund" in the Prospectus. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus and this Supplement.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                One Year  Three Years Five Years Ten Years
Class I..........................    $55*      $76       $99     $165
Class II.........................    $38       $67      $108     $222

*assumes that a contingent deferred sales charge will not apply to Class I shares

A shareholder of Class II would pay the following expenses on the same investment, assuming no redemption:

                                One Year  Three Years Five Years Ten Years

                                      $28      $67      $108     $222

This example is based on the aggregate operating expenses, before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. (See "Management of the Fund" in the Prospectus for a description of the Fund's expenses.) In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the unaudited financial highlights for a Class I share of the Fund for the six months ended April 30, 1995. This table supplements the information under "Financial Highlights" in the Prospectus. Information regarding Class II shares will be included in the "Financial Highlights" section of the Prospectus after they have been offered to the public for a reasonable period of time.

                                                          Six Months Ended
                                                           April 30 ,1995
                                                            (Unaudited)
Per Share Operating Performance
Net asset value at beginning of period.......................     $12.34
Net investment income........................................     $ 0.29
Net realized and unrealized gains (losses) on securities.....     $ 0.109
Total from investment operations.............................     $ 0.399
Distributions from net investment income.....................     $(0.292)
Distributions from capital gains.............................     $(0.697)
Total Distributions..........................................     $(0.989)
Net asset value at end of period.............................     $11.75
Total Return+................................................       3.81%
Net assets at end of period (in 000's).......................     $70,035
Ratio of expenses to average net assets**....................       1.00*%
Ratio of net investment income to average net assets.........       5.02*%
Portfolio turnover rate......................................      37.32%

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends at the offering price.

*Annualized.

Deciding Which Class To Purchase. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges should seriously consider purchasing Class I shares, especially if they intend to hold their shares for approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means rather than purchasing Class II shares. Investors investing $1 million or more in a single payment and other investors who qualify to purchase Class I shares at net asset value will be precluded from purchasing Class II shares. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" under "How to Buy Shares of the Fund" in the Prospectus for a discussion of when shares may be purchased at net asset value.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to amounts below $1 million. Any purchases of $1 million or more will automatically be invested in Class I shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares. See "How to Buy Shares of the Fund" in the Prospectus for more information.

Differences Between Class I and Class II. The differences between Class I and Class II shares are primarily their front-end sales charges, Rule 12b-1 fees and the circumstances under which the contingent deferred sales charge applies. Generally Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class.

A separate Plan of Distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Any portion of fees remaining from the Class I Plan after distribution to securities dealers of up to the maximum amount permitted may be used by the class to reimburse Franklin Templeton Distributors, Inc. ("Distributors") for routine ongoing promotion and distribution expenses incurred with respect to that class, whereas the Class II Plan is a compensation plan. See "Plan of Distribution" in the Prospectus for a description of such expenses.

Class I. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to a maximum of 0.25% per annum of average daily net assets of the class.

Plan of Distribution. Under the Class I Plan, the Fund will reimburse Distributors or other securities dealers for expenses incurred in the promotion, servicing, and distribution of Class I Fund shares. (See "Plan of Distribution" in the Prospectus and "Distribution Plans" in the Statement of Additional Information ("SAI")).

Quantity Discounts and Purchases At Net Asset Value. Class I shares may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. See "How to Buy Shares of the Fund."

Contingent Deferred Sales Charge. In most circumstances, a contingent deferred sales charge will not be assessed against redemptions of Class I shares. A contingent deferred sales charge will be imposed on Class I shares only if shares valued at $1 million or more are purchased after February 1, 1995 without a sales charge and are subsequently redeemed within 12 months of the calendar month of their purchase. See "Contingent Deferred Sales Charge" under "How to Sell Shares of the Fund" in this Supplement.

Class II. The current public offering price of Class II shares is equal to the net asset value, plus a front-end sales charge of 1% of the amount invested. Class II shares are also subject to a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 1% of average daily net assets of such shares. Class II shares have lower front-end sales charges than Class I shares and comparatively higher Rule 12b-1 fees.

Plan of Distribution. Class II's operating expenses will generally be higher under the Class II Plan. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Plan fees attributable to those shares to partially recoup fees Distributors pays to securities dealers. Distributors, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

Contingent Deferred Sales Charge. Unless a waiver applies, a contingent deferred sales charge of 1% will be imposed on Class II shares redeemed within 18 months of their purchase. See "Contingent Deferred Sales Charges" under "How to Sell Shares of the Fund" in this Supplement.

MANAGEMENT OF THE FUND

The Board of Trustees has carefully reviewed the multiclass structure to ensure that no material conflicts exist between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure, the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

For more information regarding the responsibilities of the Board of Trustees and the management of the Fund, please see "Management of the Fund" in the Prospectus.

Class II Plan of Distribution

Under the Class II Plan, the Fund pays to Distributors for distribution expenses up to 0.75% per annum of Class II shares' daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

The Class II Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of Class II shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by Class II of the Fund.

During the first year following the purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers. Distributors or its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

See the "Plan of Distribution" discussion in the "Management of the Fund"
section in the Prospectus and "Distribution Plans" in the SAI for more information about both Class I and Class II Plans.

DISTRIBUTIONS TO SHAREHOLDERS

According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a front-end sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value into the same class of another fund in the Franklin Templeton Funds or to a Class I Franklin Templeton Fund. See "Distributions to Shareholders" in the Prospectus and the SAI for more information.

By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Fund, to another person, or directly into a checking account.

HOW TO BUY SHARES OF THE FUND

The following discussion supplements the one included in the Prospectus under "How to Buy Shares of the Fund." The subsections entitled "Quantity Discounts in Sales Charges," "Group Purchases" and "Description of Special Net Asset Value Purchases" in the Prospectus only apply to Class I shares. Although sales charges on Class II shares may not be reduced through a Letter of Intent or Rights of Accumulation as described under "Quantity Discounts in Sales Charges," the value of Class II shares owned by an investor may be included in determining the appropriate sales charges for Class I shares. THE APPLICATION FORM INCLUDED WITH THIS SUPPLEMENT MUST ACCOMPANY ANY PURCHASE OF SHARES.
DO NOT USE THE APPLICATION INCLUDED IN THE PROSPECTUS.

The section to these changes regarding the new multiclass structure, the section entitled "Quantity Discounts in Sales Charges" has been revised to state that, in determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21.

Purchase Price of Fund Shares

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" in the Prospectus.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:



                                                         Total Sales Charge

                                               As a            As a           Dealer Concession
Size of Transaction                        Percentage of  Percentage of Net    as a Percentage
at Offering Price                         Offering Price  Amount Invested     of Offering Price*
Any amount (less than $1 million).........     1.00%           1.01%                1.00%



* Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within eighteen months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Purchases at Net Asset Value

The section in the Prospectus titled "Purchases at Net Asset Value" only applies to Class I shares, with the exception of the second and third paragraphs, which are replaced with the following:

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of the Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions in cash from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders" in the Prospectus.

In addition, the following paragraph should replace the fourth paragraph of this section:

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not a part of the Franklin Templeton Funds, which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

For a complete understanding of how to buy shares of the Fund, this Supplement must be read in conjunction with the Prospectus. Refer to the SAI for further information regarding net asset value purchases of Class I shares.

Purchasing Class I and Class II Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares. Purchases of $1 million or more in a single payment will be invested in Class I shares.
There are no conversion features attached to either class of shares.

Investors who qualify to purchase Class I shares at net asset value should purchase Class I rather than Class II shares. See the sections "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" above and in the Prospectus for a discussion of when shares may be purchased at net asset value.

OTHER PROGRAMS AND PRIVILEGES AVAILABLE TO FUND SHAREHOLDERS

With the exception of Systematic Withdrawal Plans, all programs and privileges detailed under the discussion of "Other Programs and Privileges Available to Fund Shareholders" will remain in effect as described in the Prospectus for the new multiclass structure. For a complete discussion of these programs, see the Prospectus.

Systematic Withdrawal Plans. Subject to the requirements outlined in the Prospectus, a shareholder may establish a Systematic Withdrawal Plan for his or her account. With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semi-annually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

EXCHANGE PRIVILEGE

Shareholders are entitled to exchange their shares for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date, a contingent deferred sales charge will be imposed. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Exchanges of Class I Shares

The contingency period of Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the contingent deferred sales charge and shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into a new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Like exchanges, Class II shares will be moved proportionately from each type of shares in the original account.

Conversion Rights

It is not presently anticipated that Class II shares will be converted to Class I shares. A shareholder may, however, sell his Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

See "Exchange Privilege" in the Prospectus for more information.

HOW TO SELL SHARES OF THE FUND

For a discussion regarding the sale of either class of Fund shares, refer to the section in the Prospectus titled "How to Sell Shares of the Fund." In addition, the charges described in this Supplement will also apply to the sale of all Fund shares. The subsection titled "Contingent Deferred Sales Charge" in the Prospectus is replaced with the following:

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers on Class I investments of $1 million or more and any Class II investments redeemed within the contingency period of 12 months (Class I) or 18 months (Class II) of the calendar month of their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the net asset value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. See below and "Purchases at Net Asset Value" under "How To Buy Shares of the Fund."

In determining if a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) A calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period (12 months in the case of Class I shares and 18 months in the case of Class II shares); (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 591/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

TELEPHONE TRANSACTIONS

The second paragraph of this section is revised to reflect the fact that shareholders will also be able to request the issuance of certificates by telephone (to be sent to the address of record only).

The paragraph under the subsection "Verification Procedures" is revised to include the following sentence:

The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed.

VALUATION OF FUND SHARES

The following sentence replaces the first sentence of the first paragraph in this section; the subsequent paragraph is added to the end of this section.

The net asset value per share of each class of the Fund is determined as of the scheduled closing time of the New York Stock Exchange ("Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading.

Each of the Fund's classes will bear, pro rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of such classes, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW TO GET INFORMATION REGARDING AN INVESTMENT IN THE FUND

Replace the second and third paragraphs in this section with the following language:

From a touch tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R), system at 1-800/247-1753 shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Franklin Class I and Class II share codes for the Fund, which will be needed to access system information, are 137 and 237, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

PERFORMANCE (CLASS II)

Because Class II shares were not offered prior to October 2, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data as described in the "Performance" section of the Prospectus will be available.

GENERAL INFORMATION

With the exception of Voting Rights, all rights and privileges detailed under the discussion of "General Information" will remain in effect as described in the Prospectus for the new multiclass structure. For a complete discussion of these rights and privileges, see "General Information" in the Prospectus.

Voting Rights. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore, each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by each class by the state business trust law, or (3) required to be voted on separately by each class by the 1940 Act or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on changes to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires shareholder approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, this affects all shareholders, regardless of which class of shares they hold, and therefore, each share has the same voting rights. For more information regarding voting rights, see the "Voting Rights" discussion in the Prospectus under the heading "General Information."

FRANKLIN CONVERTIBLE SECURITIES FUND
FRANKLIN INVESTORS SECURITIES TRUST
PROSPECTUS MARCH 1, 1995
777 MARINERS ISLAND BLVD., P.O. BOX
7777 SAN MATEO, CA 94403-7777 1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open end management investment company consisting of both diversified and non-diversified series. Each series of the Trust in effect represents a separate fund with its own investment objective and policies with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin Convertible Securities Fund (the "Fund"), a diversified series whose investment objective is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund seeks to achieve this objective primarily through investing in convertible securities as described in detail in this Prospectus. There can, of course, be no assurance that the Fund's objective will be achieved.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE FUND MAY INVEST UP TO 100% OF ITS PORTFOLIO IN NON INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS", ISSUED BY BOTH U.S. AND FOREIGN ISSUERS, WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND IN LIGHT OF THE SECURITIES IN WHICH THE FUND INVESTS. SEE "RISK CONSIDERATIONS - HIGH YIELD SECURITIES."

A Statement of Additional Information ("SAI") concerning the Fund and other series of the Trust, dated March 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                          PAGE

Expense Table
Financial Highlights
About the Trust
Investment Objective and
 Policies of the Fund
Risk Considerations
Management of the Fund
Distributions to Shareholders
Taxation of the Fund
 and Its Shareholders
How to Buy Shares of the Fund
Purchasing Shares of the Fund
 in Connection with Retirement Plans
 Involving Tax-Deferred Investments
Other Programs and Privileges
 Available to Fund Shareholders
Exchange Privilege
How to Sell Shares of the Fund
Telephone Transactions
Valuation of Fund Shares
How to Get Information
 Regarding an Investment in the Fund
Performance
General Information
Account Registrations
Important Notice Regarding
 Taxpayer IRS Certifications

Portfolio Operations
Appendix

EXPENSE TABLE

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended October 31, 1994.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)                          4.50%
Deferred Sales Charge                                         NONE*
Exchange Fee (per transaction)                               $5.00**

ANNUAL FUND OPERATING EXPENSES

(as a percentage of average net assets)
Management Fees                                               0.63%***
12b-1 Fees                                                    0.20%+
Other Expenses:
      Reports to Shareholders                    0.05%
  Shareholder Servicing Costs                    0.05%
  Other                                          0.10%
                                                 ----
Total Other Expenses                                          0.20%
                                                              ----
Total Fund Operating Expenses                                 1.03%***,+
                                                              ====

* Investments of $1 million or more are not subject to a front- end sales charge; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the calendar month following such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

** $5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

*** Represents the amount that would have been payable to the investment manager absent a fee reduction by the investment manager. The investment manager, however, agreed in advance to waive a portion of its management fees and to assume responsibility for making payments to offset certain operating expenses otherwise payable by the Fund. With this reduction, management fees and total operating expenses represented 0.55% and 0.95%, respectively, of the average net assets of the Fund.

+ Represents the initial rate as discussed in "Plan of Distribution" under "Management of the Fund." Actual Rule 12b-1 fees incurred by the Fund for the six months ended October 31, 1994 were 0.09%, which represents an annualized rate of 0.19%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.


ONE YEAR          THREE YEARS       FIVE YEARS        TEN YEARS
$55               $76               $99              $165

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS OR EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. See "Management of the Fund" for a description of the Fund's expenses. In addition, federal regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of the registration statement through each of the fiscal years ended January 31, 1993, the nine months ended October 31, 1993 and the fiscal year ended October 31, 1994. The information for each of the five fiscal years in the period ended October 31, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's SAI. The remaining figures, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information."




                                          PER SHARE OPERATING PERFORMANCE+
-------------------------------------------------------------------------------------------------------------------
         NET ASSET              NET REALIZED                 DISTRIBUTIONS                                NET ASSET
         VALUES AT      NET     & UNREALIZED    TOTAL FROM     FROM NET     DISTRIBUTIONS                  VALUES
PERIOD   BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT    INVESTMENT        FROM           TOTAL       AT END     TOTAL
ENDED     OF YEAR     INCOME    ON SECURITIES   OPERATIONS      INCOME      CAPITAL GAINS  DISTRIBUTIONS   OF YEAR   RETURN++
-----------------------------------------------------------------------------------------------------------------------------
1988(1)    $10.00      $.58        $(1.168)      $(.588)        $(.312)         $ --          $(.312)       $9.10     (4.80)%
1989         9.10       .78           .404        1.184          (.684)           --           (.684)        9.60     13.08
1990         9.60       .80          (.395)        .405          (.695)           --           (.695)        9.31      3.85
1991         9.31       .78          (.729)        .051          (.831)           --           (.831)        8.53       .37
1992         8.53       .44          2.194        2.634          (.684)           --           (.684)       10.48     31.50
1993        10.48       .61          1.034        1.644          (.684)           --           (.684)       11.44     16.12
1993(2)     11.44       .45          1.413        1.863          (.513)           --           (.513)       12.79     16.50
1994(3)     12.79       .59          (.327)       (.263)         (.594)       (0.119)          (.713)       12.34      2.07
-----------------------------------------------------------------------------------------------------------------------------

               RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------
                                  RATIO OF NET
         NET ASSETS    RATIO OF    INVESTMENT
           AT END      EXPENSES      INCOME     PORTFOLIO
PERIOD    OF YEAR     TO AVERAGE   TO AVERAGE   TURNOVER
ENDED    (IN 000'S)   NET ASSETS   NET ASSETS      RATE
---------------------------------------------------------
1988(1)    $14,734       .15%*       6.82%*      148.67%
1989        17,290       .25         8.27         70.75
1990        14,774       .24         8.25         30.87
1991        15,843       .25         8.90         45.42
1992        20,282       .26         6.84         64.90
1993        28,307       .25         6.01         60.00
1993(2)     47,440       .25*        5.25*        31.05
1994(3)     66,869       .84*        4.84*        68.39





(1) For the period April 15, 1987 (effective date of registration) to January 31, 1988.
(2) For the nine months ended October 31, resulting from a change in fiscal year from January 31.
(3) For the year ended October 31, 1994
*Annualized.
+Selected data for a share of capital stock outstanding throughout the period. ++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge, and assumes reinvestment of dividends at the offering price and capital gains at net asset value.
During the periods indicated, Franklin Advisers, Inc., the investment manager, reduced its management fees and reimbursed other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:



                            1988(1)....................94%*
                            1989.......................90
                            1990.......................89
                            1991.......................84
                            1992.......................94
                            1993.......................81
                            1993(2)....................86*




ABOUT THE TRUST

The Trust, which was organized as a Massachusetts business trust on December 16, 1986, is an open-end management investment company, or mutual fund, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of six series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 4.5% of the offering price. See "How to Buy Shares of the Fund."

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund pursues this investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in convertible securities as described below, and common stock received upon conversion or exchange of such securities and retained in the Fund's portfolio to permit their orderly disposition. This investment objective has been adopted as a fundamental policy of the Fund and may not be changed without shareholder approval.

The balance of the Fund's net assets may be invested in other securities (nonconvertible equity securities and corporate bonds, covered call options and put options, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements collateralized by U.S. government securities, money market securities and securities of foreign issuers), which, in the aggregate, are considered to be consistent with the Fund's investment objective. In addition, the Fund may invest up to 10% of its total assets in illiquid securities. As the value of the Fund's portfolio securities fluctuates, its net asset value per share will also fluctuate. When investing in convertible securities and in nonconvertible fixed-income debt securities, the Fund may purchase both rated and unrated securities depending upon prevailing market and economic conditions. (See the Appendix for a description of these ratings.) These ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's changing financial condition and public recognition thereof. Higher yields are ordinarily available from securities in the lower-rated categories or from unrated securities of comparable quality. Convertible securities generally fall within the lowerrated categories of nationally recognized statistical rating organizations ("NRSROs") that is, securities rated Baa or lower by Moody's Investors Service ("Moody's") or BBB or lower by Standard & Poor's Corporation ("S&P"). The Fund may only invest in convertible and nonconvertible securities rated at least B or above by an NRSRO or in securities which are not rated by any NRSRO but are deemed by the investment manager to be of comparable quality. To the extent the Fund acquires securities rated B or unrated securities of comparable quality, such securities are regarded as speculative in nature and there may be a greater risk, including the risk of bankruptcy or default by the issuer, as to the timely repayment of the principal, and timely payment of interest or dividends on such securities. As of October 31, 1994, approximately 65.47% of the Fund's net assets were invested in lower rated securities (those having a rating below the four highest grades assigned by the rating services) or in unrated securities with comparable credit characteristics. (A breakdown of the securities' ratings is included under "Risk Considerations - Asset Composition Table.") The Fund will not invest in securities which are felt by the investment manager to involve excessive risk. In the event the rating on an issue held in the Fund's portfolio is changed by the ratings service or the security goes into default, such event will be considered by the investment manager in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

The Fund will not invest more than 25% of its net assets in any particular industry. This limitation does not apply to U.S. government securities and repurchase agreements secured by such government securities or obligations.

When maintaining a temporary defensive position, the Fund may invest its assets without limit in U.S. government securities and, subject to certain tax diversification requirements, commercial paper (short-term debt securities of large corporations), certificates of deposit and bankers' acceptances of banks having total assets in excess of $5 billion, repurchase agreements and other money market securities.

Convertible Securities. Convertible securities include preferred stock, bonds or debentures, stock purchase warrants and other fixed-income securities which may be exchanged or converted into a prescribed number of shares of the issuer's underlying common stock at a specific price during a specified time period.

Until they mature or are converted or exchanged, convertible securities retain investment characteristics similar to those of nonconvertible fixed income securities. Thus, the interest income and dividends from convertible bonds and preferred stocks will generally provide a fixed stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality. Such convertible bonds and preferred stocks are generally senior securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. Convertible securities, however, are generally subordinate in their claim on assets to similar nonconvertible securities of the same company.

Since a substantial portion of the Fund's portfolio may at any time consist of convertible and other fixed-income securities, changes in the level of interest rates, among other things, will likely affect the market value of the Fund's holdings and thus the value of a shareholder's investment. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, i.e., the right to be exchanged for the issuer's common stock, generally causes the market value of convertible securities to increase when the market value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance of capital appreciation and most convertible securities will not reflect the same level of capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered. Such securities tend to have a lesser income element than other convertibles which trade closer to their investment value.

Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

The Fund limits its investments in warrants, valued at the lower of cost or market, to 5% of the Fund's net assets or to warrants attached to securities.

Options on Equity Securities. In seeking to achieve its investment objective of maximizing total return, the Fund may write covered call options on securities it actually owns which are listed for trading on a national securities exchange and it may also purchase listed call options provided that the value of call options purchased will not exceed 5% of the Fund's net assets.

Call options are short-term contracts (generally having a duration of nine months or less) which give the purchaser of the option the right to buy and obligates the writer to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The purchaser of an option pays a cash premium, which typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors and interest rates.

Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

When the Fund sells covered call options, it will receive the cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risk associated with covered option writing is that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. It will generally be the Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as a writer. The premium which the Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. The aggregate premiums paid on all such options held at any time will not exceed 20% of the Fund's total net assets. As of the date of this Prospectus, certain state regulations limit the aggregate value of securities underlying outstanding options.

The Fund may also purchase put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities which are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

To the extent that the Fund does invest in options, it may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Such investments may also be subject to special tax rules that may affect the amount, character and timing of income earned by the Fund and distributed to shareholders. For more information, see the tax section of the SAI.

OTHER INVESTMENT POLICIES OF THE FUND

The Fund's policies permit investment in convertible and fixedincome securities without restrictions as to a specified range of maturities. The Fund may also invest in securities which are obligations of the U.S. government or its agencies or instrumentalities. Such U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury Certificates of Indebtedness and securities issued by instrumentalities of the U.S. government. Although participation certificates of the Government National Mortgage Association ("GNMAs") are guaranteed as to principal and interest by GNMA, which guarantee is backed by the full faith and credit of the U.S. government, the market value of these securities may fluctuate based upon such factors as changing interest rates. In addition, mortgages underlying GNMA obligations are subject to repayment prior to maturity, and in times of falling mortgage interest rates such premature repayments may be more likely. To the extent GNMA obligations held by the Fund are prepaid, the returned principal will be reinvested in new obligations at thenprevailing interest rates which may be lower than those of previously held obligations.

Repurchase Agreements. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Trust's Board of Trustees and will be held pursuant to a written agreement.

Short Sales Against the Box. The Fund may make short sales of common stocks, provided the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such common stock. In a short sale the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver the securities sold short, the Fund will deposit collateral with its custodian bank which collateral will generally consist of an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities. The Fund may make a short sale when the investment manager believes the price of the stock may decline and when, for tax or other reasons, the investment manager does not want to currently sell the stock or convertible security it owns. In such case, any decline in the value of the Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's portfolio securities would be reduced by a loss in the short sale transaction. The Fund may not make short sales or maintain a short position unless, at all times when a short position is open, not more than 20% of its total assets (taken at current value) is held as collateral for such sales.

Borrowing. The Fund does not borrow money or mortgage or pledge any of its assets except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Foreign Securities. The Fund will ordinarily purchase foreign securities which are traded in the United States or purchase American Depository Receipts ("ADRs"), which may be sponsored or unsponsored, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may, however, purchase the securities of foreign issuers directly in foreign markets.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. Securities which are acquired by the Fund outside the United States and which are publicly traded in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be an illiquid asset so long as the Fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market and current market quotations are readily available. The Fund presently has no intention of investing more than 30% of its net assets in foreign securities not publicly traded in the United States. The holding of foreign securities, however, may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the Fund resulting from such investments.

Other Policies. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

RISK CONSIDERATIONS

HIGH YIELDING, FIXED-INCOME SECURITIES

The Fund may invest a substantial portion of its assets in lower rated, fixed-income securities and unrated securities of comparable quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixedincome securities are considered by S&P and Moody's, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Companies that issue high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The default by an issuer of securities held by the Fund will adversely affect the Fund by lowering its net asset value (as the fair value of a security generally declines prior to and at default) and by decreasing the amount of income available to the Fund from which dividends may be paid. In addition, if an issuer defaults after the Fund has paid out dividends based upon accrued income, reversal of such accrual may result in the Fund having a return of capital to its shareholders.

On October 31, 1994, no securities in the Fund's portfolio were in default on their contractual provisions.

The Fund may be required under the Code and Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. Further information is included under "Taxation of the Fund and Its Shareholders."

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower-rated fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals.

To the extent a secondary trading market for high yielding, fixedincome securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "Valuation of Fund Shares.")

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. For example, adverse publicity regarding lowerrated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the market for such securities. The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

ASSET COMPOSITION TABLE

For the fiscal year ended October 31, 1994, the Fund's portfolio contained 65.47% in convertible bonds and convertible preferred stocks which had been rated below investment grade (Ba or lower) by Moody's and in bonds which had not been rated by any NRSRO but which were considered by the investment manager to have comparable credit characteristics. A credit rating by an NRSRO evaluates only the safety of principal and interest of the security, and does not consider the market value risk associated with an investment in such a bond. It should be noted that current ratings are not necessarily indicative of the ratings of bonds at the time of purchase. The table below shows the percentage invested in each of the specific rating categories by Moody's and those that are not rated by any NRSRO. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1994. The Appendix to this Prospectus includes a description of each rating category.


                           PERCENTAGE OF BONDS   PERCENTAGE OF
STOCKS RATINGS BY MOODY'S  IN PORTFOLIO          IN PORTFOLIO
Aaa                          0.00%                 0.00%
Aa                           0.00%                 0.00%
A                            5.32%                 4.29%
Baa                          7.48%                 9.44%
Ba                          12.47%                 5.09%
B                           16.42%                15.79%
Caa                          0.43%                 0.00%
Ca                           0.00%                 0.00%
C                            0.00%                 0.00%
N/R*                        12.64%                 2.63%

*Bonds to which no specific equivalent rating have been assigned by Moody's and/or S&P but which have been determined by the investment manager to be consistent with the Fund's objective without exposing the Fund to excessive risk.

FOREIGN SECURITIES

Investments in foreign securities where delivery takes place outside the U.S. will involve risks that are different from investments in U.S. securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities the Fund holds. In addition, there may be less information available about these securities and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. Fluctuations in currency convertibility or exchange rates could result in investment losses for the Fund. Investment in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments.

HOW SHAREHOLDERS PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets, as well.

To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

MANAGEMENT OF THE FUND

The Board of Trustees has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 33 U.S. registered investment companies (111 separate series) with aggregate assets of over $73 billion.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended October 31, 1994, fees totaling 0.63% of the average monthly net assets of the Fund would have accrued to Advisers. Total operating expenses, including management fees, would have represented 1.03% of the average net assets of the Fund. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.55% of the average net assets of the Fund and operating expenses totaling 0.95%. This arrangement may be terminated by Advisers at any time.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION

Effective May 1, 1994 (the "Effective Date"), the Fund adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund.

In implementing the Plan, the Board of Trustees has determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by shares of the Fund that were acquired by investors on or after the Effective Date ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by shares of the Fund that were acquired before the Effective Date ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee is a Fund expense so that all shareholders regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.20% (0.15% plus 0.05%) of such average daily net assets and, as Fund shares are sold on or after the Effective Date, will increase over time. Thus, as the proportion of Fund shares purchased on or after the Effective Date increases in relation to outstanding Fund shares, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Plan, the Plan permits the Fund's trustees to allow the Fund to pay a full 0.25% on all assets at any time. The approval of the Trust's Board of Trustees would be required to change the method of calculation of the payments to be made under the Plan.

For more information, please see the SAI.

DISTRIBUTIONS TO SHAREHOLDERS

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31, its fiscal year end. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTION DATE

Although subject to change by the Board of Trustees, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. Fund shares are quoted exdividend on the first business day following the record date (generally the 15th day of the month or prior business day depending on the record date). THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of the shareholder's investment, it may be taxable as dividend income or capital gain.

DIVIDEND REINVESTMENT

Unless requested otherwise in writing or on the Shareholder Application, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without sales charge) on the dividend reinvestment date. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

DISTRIBUTIONS IN CASH

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(Registered Trademark) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. Dividend and capital gain distributions are eligible for investment in another fund in the Franklin Group of Funds or the Templeton Funds at net asset value. See "Purchases at Net Asset Value" under "How to Buy Shares of the Fund."

TAXATION OF THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations which affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. For the fiscal year ended October 31, 1994, 43.42% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons, for purposes of federal income taxation, should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

HOW TO BUY SHARES OF THE FUND

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

PURCHASE PRICE OF FUND SHARES

Shares of the Fund are offered at the public offering price, which is the net asset value per share plus a sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. On orders for 100,000 shares or more, the offering price will be calculated to four decimal places. On orders for less than 100,000 shares, the offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table of total sales charges or underwriting commissions and dealer concessions.

                              TOTAL SALES CHARGE

                     AS A         AS A         DEALER
                     PERCENTAGE   PERCENTAGE   CONCESSION AS
                     OF           OF NET       A PERCENTAGE
SIZE OF TRANSACTION  OFFERING     AMOUNT       OF OFFERING
AT OFFERING PRICE    PRICE        INVESTED    PRICE*,***

Less than $100,000   4.50%        4.71%        4.00%
$100,000 but less    3.75%        3.90%        3.25%
than $250,000
$250,000 but less    2.75%        2.83%        2.50%
than $500,000
$500,000 but less    2.25%        2.30%        2.00%
than $1,000,000
$1,000,000 or more   none         none         (see
below)**

* Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

** The following commissions will be paid by Distributors, from its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

*** At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within 12 months of the calendar month following such investments ("contingency period"). See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(Registered Trademark) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds".) Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Distributors, or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds, and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Certain officers and trustees of the Fund are also affiliated with Distributors. A detailed description is included in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for any of the discounts, investments in any Franklin Templeton Investments may be combined with those of the investor's spouse and children under the age of 21. In addition, the aggregate investments of a trustee or other fiduciary account (for an account under exclusive investment authority) may be considered in determining whether a reduced sales charge is available, even though there may be a number of beneficiaries of the account. In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. LETTER OF INTENT. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter of Intent will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

AN INVESTOR (EXCEPT FOR CERTAIN EMPLOYEE BENEFIT PLANS WHICH ARE LISTED UNDER "DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES") ACKNOWLEDGES AND AGREES TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

GROUP PURCHASES

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Shares of the Fund may be purchased without the imposition of either a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, directors, trustees and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members; (2) companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer; (3) insurance company separate accounts for pension plan contracts; (4) accounts managed by the Franklin Templeton Group; (5) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund, under an employee benefit plan qualified under section 401 of the Code, in shares of the Fund; (6) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (7) registered securities dealers and their affiliates, for their investment account only; and (8) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 120 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 120 days after the redemption. The 120 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Dividends and capital gains received in cash by the shareholder may also be used to purchase shares of the Fund or another of the Franklin Templeton Funds at net asset value and without the imposition of a contingent deferred sales charge within 120 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in an unaffiliated mutual fund which charged the investor a contingent deferred sales charge upon redemption and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisers affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services, within 120 days after the plan distribution. A prospectus outlining the investment objectives and policies of a fund in which the shareholder wishes to invest may be obtained by calling toll free at 1-800/DIAL BEN (1-800/342-5236).

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin's Institutional Sales Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13 month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Refer to the SAI for further information.

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

PURCHASING SHARES OF THE FUND
IN CONNECTION WITH RETIREMENT PLANS
INVOLVING TAX-DEFERRED INVESTMENTS

Shares of the Fund may be used for individual or employer- sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted for a plan to be in existence.

The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call toll free 1800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.

OTHER PROGRAMS AND PRIVILEGES AVAILABLE TO FUND SHAREHOLDERS

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested in writing by the shareholder or by the securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Shareholder Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin's Institutional Services Department at 1-800/321-8563.

EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. Exchanges may be made in any of the following ways:

EXCHANGES BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

EXCHANGES BY TELEPHONE

SHAREHOLDERS, OR THEIR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY TELEPHONE BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(REGISTERED TRADEMARK) SYSTEM (DAY OR NIGHT) AT 1800/247-1753. IF THE SHAREHOLDER DOES NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, THE FUND OR INVESTOR SERVICES SHOULD BE NOTIFIED.

The Telephone Exchange Privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in one of the other available Franklin Templeton Funds. The Telephone Exchange Privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions Verification Procedures."

During periods of drastic economic or market changes, it is possible that the Telephone Exchange Privilege may be difficult to implement and the TeleFACTS(Registered Trademark) option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders by telephone or by other means of electronic transmission from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased, and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. The contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value.

Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

There are differences among the Franklin Templeton Funds. Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which the shareholder wishes to transfer.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT ACCOUNTS

Franklin Templeton IRA and 403(b) retirement accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors also, as indicated in "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.

HOW TO SELL SHARES OF THE FUND

A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

REDEMPTIONS BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (1:00 p.m. Pacific time) each day that the New York Stock Exchange (the "Exchange") is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

REDEMPTIONS BY TELEPHONE

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions Restricted Accounts." INFORMATION MAY BE OBTAINED BY WRITING TO THE FUND OR INVESTOR SERVICES AT THE ADDRESS SHOWN ON THE COVER OR BY CALLING 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. SHAREHOLDERS, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before 1:00 p.m. Pacific time on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from Franklin's Institutional Services Department by telephoning 1-800/321-8563.

REDEEMING SHARES THROUGH SECURITIES DEALERS

The Fund will accept redemption orders by telephone or other means of electronic transmission from securities dealers who have entered into a dealer or similar agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. These documents, as described in the preceding section, are required even if the shareholder's securities dealer has placed the repurchase order. After receipt of a repurchase order from the securities dealer, the Fund will still require a signed letter of instruction and all other documents set forth above. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a securities dealer and the securities dealer's name. Details of the dealer ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the securities dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's securities dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to redemptions of those investments within the contingency period of 12 months of the calendar month following their purchase. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) shares representing amounts attributable to capital appreciation of those shares held less than 12 months; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months; and followed by any shares held less than 12 months, on a "first in, first out" basis.

The contingent deferred sales charge is waived for: exchanges; account fees; distributions to participants in Trust Company retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions to employee benefit plans; distributions from employee benefit plans, including those due to plan termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995 and, for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); and redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size. In addition to the waiver referred to above, shares of participants in Trust Company retirement plan accounts will, in the event of death, disability or attainment of age 59 1/2, no longer be subject to the contingent deferred sales charge.

Requests for redemptions for a specified dollar amount, unless otherwise specified by the shareholder, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with Internal Revenue Service ("IRS") regulations. To liquidate a retirement plan account, a shareholder or securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632 2301.

All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options must also be made in writing.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020 for Franklin accounts or 1-800/354-9191 (press "2" when prompted to do so) for Templeton accounts.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

VALUATION OF FUND SHARES

The net asset value per share of the Fund is determined as of 1:00 p.m. Pacific time each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by the Fund, accrued expenses and taxes and any necessary reserves is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

HOW TO GET INFORMATION REGARDING AN INVESTMENT IN THE FUND

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, shareholders may obtain current price, yield or performance information specific to a fund in the Franklin Funds by calling the automated Franklin TeleFACTS(Registered Trademark) system (day or night) at 1 800/247-1753. Information about the Fund may be accessed by entering Fund Code 37 followed by the # sign, when requested to do so by the automated operator. The TeleFACTS system is also available for processing exchanges. See "Exchange Privilege."

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:



                                      HOURS OF OPERATION
                                      (PACIFIC TIME)
DEPARTMENT NAME        TELEPHONE NO.  (MONDAY THROUGH FRIDAY)
Shareholder Services   1-800/632-2301  6:00 a.m. to 5:00
p.m. Dealer Services   1-800/524-4040  6:00 a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN  6:00 a.m.to 8:00 p.m.
                                       8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans       1-800/527-2020  6:00 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637  6:00 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Copies may be obtained by investors or shareholders, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

ORGANIZATION

The Trust was organized as a Massachusetts business trust on December 16, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share, in various series. All shares have one vote and, when issued, are fully paid, nonassessable and redeemable.

Shares have no preemptive or subscription rights, and are fully transferable. There are no conversion rights; however, holders of shares of the Fund may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of any other fund as described in "Exchange Privilege." All shares have equal voting, dividend and liquidation rights.

VOTING RIGHTS

Shares of the Fund have noncumulative voting rights which means that in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board of Trustees or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act. The Board of Trustees may from time to time establish other funds of the Trust, the assets and liabilities of which will be separate and distinct from any other fund. Shares of each fund vote separately as to issues affecting that fund, or the Trust, unless otherwise permitted by the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

OTHER INFORMATION

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

ACCOUNT REGISTRATIONS

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available, or which are anticipated to be made available in the near future, include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

PORTFOLIO OPERATIONS

The following persons are primarily responsible for the day- today management of the Fund's portfolio: Edward Jamieson since inception and Mitchell Cone since January 1994.

Edward Jamieson
Senior Vice President of Advisers

Mr. Jamieson holds a Bachelor of Arts degree in sociology from Bucknell University and a master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with Advisers since 1987 and for the two years prior thereto, he was treasurer of Beatrice Consumer Products, Inc. and an executive with Pepsico, Inc.'s Corporate Treasury where he served as Director of International Treasury. He is a member of several securities industry-related committees and associations.

Mitchell Cone
Portfolio Manager of Advisers

Mr. Cone holds a Bachelor of Arts degree in economics/sociology from the University of California, Berkeley. He has been with Advisers since 1988. He has been in the securities industry since 1985 and is a member of several securities industry-related committees and associations.

APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.



                        SUPPLEMENT DATED OCTOBER 2, 1995
                             TO THE PROSPECTUS FOR
                          FRANKLIN EQUITY INCOME FUND
                      Franklin Investors Securities Trust
                              dated March 1, 1995

Introduction. As of October 2, 1995, the Franklin Equity Income Fund (the "Fund") offers two classes of shares to its investors: Franklin Equity Income Fund - Class I ("Class I") and Franklin Equity Income Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "Differences Between Class I and Class II" below.

This Supplement must be read in conjunction with the Prospectus for this Fund. All investment objectives and policies described in the Prospectus apply equally to both classes of shares in the new multiclass structure. Further, all operational procedures apply equally to both classes, unless otherwise specified in the following discussion. See "Deciding Which Class to Purchase" below.

THE NEW APPLICATION FORM INCLUDED WITH THIS SUPPLEMENT MUST BE USED FOR ALL PURCHASES. DO NOT USE THE APPLICATION FORM INCLUDED IN THE PROSPECTUS.

Multiclass Fund Structure. The Fund has two classes of shares available for investment: Class I and Class II. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class. See the Prospectus for more details about Class I shares. Class II shares are explained in detail in the following discussion. Except as described below, shares of both classes represent identical interests in the Fund's investment portfolio.

EXPENSE TABLE

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. The figures are based on aggregate operating expenses of the Class I shares (before fee waivers and expense reductions) for the fiscal year ended October 31, 1994.



Shareholder Transaction Expenses                                             Class I  Class II
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)......................................   4.50%     1.00%++
Deferred Sales Charge.....................................................   NONE++++   1.00%+
Exchange Fee (per transaction)............................................  $5.00++   $5.00++

Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees...........................................................  0.63%*     0.63%*
Rule 12b-1 Fees...........................................................  0.21%**    1.00%**
Other Expenses:
 Shareholder Servicing Costs..............................................  0.06%      0.06%
 Reports to Shareholders..................................................  0.08%      0.08%
 Other....................................................................  0.08%      0.08%
Total Other Expenses......................................................  0.22%      0.22%
Total Fund Operating Expenses.............................................  1.06%*     1.85%*





++Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. (See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.)

++++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

+Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

++$5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege" in the Prospectus. All other exchanges are processed without a fee.

*Represents the amount that would have been payable to the investment manager before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive a portion of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, management fees represented 0.45% and total operating expenses for Class I and Class II represented 0.88% and 1.67%, respectively, of the average net assets of the Fund.

**Rule 12b-1 fees for Class I are annualized. Actual Rule 12b-1 fees incurred by Class I for the six months ended October 31, 1994 were 0.11%. See "Plan of Distribution" under "Management of the Fund" in the Prospectus. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus and this Supplement.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.



                               One Year  Three Years Five Years  Ten Years
Class I.......................... $55*      $77         $101      $169
Class II......................... $39       $68         $109      $225

*assumes that a contingent deferred sales charge will not apply to Class I shares

A shareholder of Class II would pay the following expenses on the same investment, assuming no redemption:

                              One Year   Three Years Five Years  Ten Years
                                  $29       $68         $109      $225

This example is based on the aggregate operating expenses, before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. (See "Management of the Fund" in the Prospectus for a description of the Fund's expenses.) In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the unaudited financial highlights for a Class I share of the Fund for the six months ended April 30, 1995. This table supplements the information under "Financial Highlights" in the Prospectus. Information regarding Class II shares will be included in the "Financial Highlights" section of the Prospectus after they have been offered to the public for a reasonable period of time.



                                                            Six Months Ended
                                                              April 30 ,1995
                                                                (Unaudited)
Per Share Operating Performance
Net asset value at beginning of period                               $14.14
Net investment income                                                 $0.32
Net realized and unrealized gains (losses) on securities              $0.492
Total from investment operations                                      $0.812
Distributions from net investment income                              $(0.309)
Distributions from capital gains                                      $(0.243)
Total Distributions                                                   $(0.552)
Net asset value at end of period                                      $14.40
Total Return+                                                           6.01%
Net assets at end of period (in 000's)                                $117,564
Ratio of expenses to average net assets**                               0.98*%
Ratio of net investment income to average net assets                    4.65*%
Portfolio turnover rate                                                11.45%

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends at the offering price.

*Annualized.

**During the period indicated above, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratio of expenses to average net assets for the six month period stated above would have been an annualized rate of 1.01%.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The discussion of fixed-income debt securities under "Other Investment Policies of the Fund" is revised to reflect that the Fund does not intend to invest more than 5% of its net assets in fixed-income debt securities rated below Baa by Moody's or BBB by S&P.

Deciding Which Class To Purchase. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges should seriously consider purchasing Class I shares, especially if they intend to hold their shares for approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means rather than purchasing Class II shares. Investors investing $1 million or more in a single payment and other investors who qualify to purchase Class I shares at net asset value will be precluded from purchasing Class II shares. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" under "How to Buy Shares of the Fund" in the Prospectus for a discussion of when shares may be purchased at net asset value.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to amounts below $1 million. Any purchases of $1 million or more will automatically be invested in Class I shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares. See "How to Buy Shares of the Fund" in the Prospectus for more information.

Differences Between Class I and Class II. The differences between Class I and Class II shares are primarily their front-end sales charges, Rule 12b-1 fees, and the circumstances under which the contingent deferred sales charge applies. Generally Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class.

A separate Plan of Distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Any portion of fees remaining from the Class I Plan after distribution to securities dealers of up to the maximum amount permitted may be used by the class to reimburse Franklin Templeton Distributors, Inc. ("Distributors") for routine ongoing promotion and distribution expenses incurred with respect to that class, whereas the Class II Plan is a compensation plan. See "Plan of Distribution" in the Prospectus for a description of such expenses.

Class I. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to an maximum of .25% per annum of average daily net assets of the class.

Plan of Distribution. Under the Class I Plan, the Fund will reimburse Distributors or other securities dealers for expenses incurred in the promotion, servicing, and distribution of Class I Fund shares. (See "Plan of Distribution" in the Prospectus and "Distribution Plans" in the Statement of Additional Information ("SAI")).

Quantity Discounts and Purchases At Net Asset Value. Class I shares may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. See "How to Buy Shares of the Fund."

Contingent Deferred Sales Charge. In most circumstances, a contingent deferred sales charge will not be assessed against redemptions of Class I shares. A contingent deferred sales charge will be imposed on Class I shares only if shares valued at $1 million or more are purchased after February 1, 1995 without a sales charge and are subsequently redeemed within 12 months of the calendar month of their purchase. See "Contingent Deferred Sales Charge" under "How to Sell Shares of the Fund" in this Supplement.

Class II. The current public offering price of Class II shares is equal to the net asset value, plus a front-end sales charge of 1% of the amount invested. Class II shares are also subject to a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 1% of average daily net assets of such shares. Class II shares have lower front-end sales charges than Class I shares and comparatively higher Rule 12b-1 fees.

Plan of Distribution. Class II's operating expenses will generally be higher under the Class II Plan. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Plan fees attributable to those shares to partially recoup fees Distributors pays to securities dealers. Distributors, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

Contingent Deferred Sales Charge. Unless a waiver applies, a contingent deferred sales charge of 1% will be imposed on Class II shares redeemed within 18 months of their purchase. See "Contingent Deferred Sales Charges" under "How to Sell Shares of the Fund" in this Supplement.

MANAGEMENT OF THE FUND

The Board of Trustees has carefully reviewed the multiclass structure to ensure that no material conflicts exist between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure, the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

For more information regarding the responsibilities of the Board of Trustees and the management of the Fund, please see "Management of the Fund" in the Prospectus.

Class II Plan of Distribution

Under the Class II Plan, the Fund is permitted to pay to Distributors or others for distribution expenses and related expenses up to 0.75% per annum of Class II shares' daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

The Class II Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of Class II shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by Class II of the Fund.

During the first year following the purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers. Distributors or its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

See the "Plan of Distribution" discussion in the "Management of the Fund"
section in the Prospectus and "Distribution Plans" in the SAI for more information about both Class I and Class II Plans.

DISTRIBUTIONS TO SHAREHOLDERS

According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a front-end sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value into the same Class I Franklin Templeton Fund. See "Distributions to Shareholders" in the Prospectus and the SAI for more information.

By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Fund, to another person, or directly into a checking account.

HOW TO BUY SHARES OF THE FUND

The following discussion supplements the one included in the Prospectus under "How to Buy Shares of the Fund." The subsections entitled "Quantity Discounts in Sales Charges," "Group Purchases" and "Description of Special Net Asset Value Purchases" in the Prospectus only apply to Class I shares. Although sales charges on Class II shares may not be reduced through a Letter of Intent or Rights of Accumulation as described under "Quantity Discounts in Sales Charges," the value of Class II shares owned by an investor may be included in determining the appropriate sales charges for Class I shares. THE APPLICATION FORM INCLUDED WITH THIS SUPPLEMENT MUST ACCOMPANY ANY PURCHASE OF SHARES.
DO NOT USE THE APPLICATION INCLUDED IN THE PROSPECTUS.

The section to these changes regarding the new multiclass structure, the section entitled "Quantity Discounts in Sales Charges" has been revised to state that, in determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21.

Purchase Price of Fund Shares

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" in the Prospectus.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:


                                                              Total Sales Charge
                                                As a           As a            Dealer Concession
Size of Transaction                        Percentage of  Percentage of Net    as a Percentage
at Offering Price                         Offering Price  Amount Invested     of Offering Price*
Any amount (less than $1 million).........     1.00%          1.01%              1.00%



* Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within eighteen months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Purchases at Net Asset Value

The section in the Prospectus titled "Purchases at Net Asset Value" only applies to Class I shares, with the exception of the second and third paragraphs, which are replaced with the following:

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of the Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions in cash from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders" in the Prospectus.

In addition, the following paragraph should replace the fourth paragraph of this section:

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not a part of the Franklin Templeton Funds, which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

For a complete understanding of how to buy shares of the Fund, this Supplement must be read in conjunction with the Prospectus. Refer to the SAI for further information regarding net asset value purchases of Class I shares.

Purchasing Class I and Class II Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares. Purchases of $1 million or more in a single payment will be invested in Class I shares.
There are no conversion features attached to either class of shares.

Investors who qualify to purchase Class I shares at net asset value should purchase Class I rather than Class II shares. See the sections "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" above and in the Prospectus for a discussion of when shares may be purchased at net asset value.

OTHER PROGRAMS AND PRIVILEGES AVAILABLE TO FUND SHAREHOLDERS

With the exception of Systematic Withdrawal Plans, all programs and privileges detailed under the discussion of "Other Programs and Privileges Available to Fund Shareholders" will remain in effect as described in the Prospectus for the new multiclass structure. For a complete discussion of these programs, see the Prospectus.

Systematic Withdrawal Plans. Subject to the requirements outlined in the Prospectus, a shareholder may establish a Systematic Withdrawal Plan for his or her account. With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semi-annually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

EXCHANGE PRIVILEGE

Shareholders are entitled to exchange their shares for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date, a contingent deferred sales charge will be imposed. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Exchanges of Class I Shares

The contingency period of Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the contingent deferred sales charge and shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into a new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Like exchanges, Class II shares will be moved proportionately from each type of shares in the original account.

Conversion Rights

It is not presently anticipated that Class II shares will be converted to Class I shares. A shareholder may, however, sell his Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

See "Exchange Privilege" in the Prospectus for more information.

HOW TO SELL SHARES OF THE FUND

For a discussion regarding the sale of either class of Fund shares, refer to the section in the Prospectus titled "How to Sell Shares of the Fund." In addition, the charges described in this Supplement will also apply to the sale of all Fund shares. The subsection titled "Contingent Deferred Sales Charge" in the Prospectus is replaced with the following:

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers on Class I investments of $1 million or more and any Class II investments redeemed within the contingency period of 12 months (Class I) or 18 months (Class II) of the calendar month of their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the net asset value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. See below and "Purchases at Net Asset Value" under "How To Buy Shares of the Fund."

In determining if a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) A calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period (12 months in the case of Class I shares and 18 months in the case of Class II shares); (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 591/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

TELEPHONE TRANSACTIONS

The second paragraph of this section is revised to reflect the fact that shareholders will also be able to request the issuance of certificates by telephone (to be sent to the address of record only).

The paragraph under the subsection "Verification Procedures" is revised to include the following sentence:

The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed.

VALUATION OF FUND SHARES

The following sentence replaces the first sentence of the first paragraph in this section; the subsequent paragraph is added to the end of this section.

The net asset value per share of each class of the Fund is determined as of the scheduled closing time of the New York Stock Exchange ("Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading.

Each of the Fund's classes will bear, pro rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of such classes, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW TO GET INFORMATION REGARDING AN INVESTMENT IN THE FUND

Replace the second and third paragraphs in this section with the following language:

From a touch tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753 shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Franklin Class I and Class II share codes for the Fund, which will be needed to access system information, are 139 and 239, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

PERFORMANCE (CLASS II)

Because Class II shares were not offered prior to October 2, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data as described in the "Performance" section of the Prospectus will be available.

GENERAL INFORMATION

With the exception of Voting Rights, all rights and privileges detailed under the discussion of "General Information" will remain in effect as described in the Prospectus for the new multiclass structure. For a complete discussion of these rights and privileges, see "General Information" in the Prospectus.

Voting Rights. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore, each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by each class by the state business trust law, or (3) required to be voted on separately by each class by the 1940 Act or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on changes to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires shareholder approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, this affects all shareholders, regardless of which class of shares they hold, and therefore, each share has the same voting rights. For more information regarding voting rights, see the "Voting Rights" discussion in the Prospectus under the heading "General Information."

FRANKLIN EQUITY INCOME FUND
FRANKLIN INVESTORS SECURITIES TRUST
PROSPECTUS  MARCH 1, 1995
777 MARINERS ISLAND BLVD., P.O. BOX
7777 SAN MATEO, CA 94403-7777   1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open end management investment company consisting of both diversified and non-diversified series. Each series of the Trust in effect represents a separate fund with its own investment objective and policies with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin Equity Income Fund (the "Fund"), formerly known as the Franklin Special Equity Income Fund, a separate diversified series of the Trust. The Fund has as its objective to maximize total return through emphasis on high current income and capital appreciation, consistent with reasonable risk. The Fund seeks to achieve this objective primarily through investing in common and preferred stocks with above average dividend yields. Of course, there can be no assurance that the Fund's objective will be achieved.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Fund and other series of the Trust, dated March 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

Expense Table
Financial Highlights
About the Trust
Investment Objective and
 Policies of the Fund
Management of the Fund
Distributions to Shareholders
Taxation of the Fund
 and Its Shareholders
How to Buy Shares of the Fund
Purchasing Shares of the Fund
 in Connection with Retirement Plans
 Involving Tax-Deferred Investments
Other Programs and Privileges EAvailable to Fund Shareholders Exchange Privilege
How to Sell Shares of the Fund Telephone
Transactions
Valuation of Fund Shares
How to Get Information
 Regarding an Investment in the Fund
Performance
General Information
Account Registrations
Important Notice Regarding
 Taxpayer IRS Certifications
Portfolio Operations


EXPENSE TABLE

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund (before fee waivers and expense reductions) for the fiscal year ended October 31, 1994.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
E(as a percentage of offering price)                   4.50%
Deferred Sales Charge                                  NONE*
Exchange Fee (per transaction)                        $5.00**

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                        0.63%***
12b-1 Fees                                             0.21%+
Other Expenses:
  Shareholder Servicing Costs           0.06%
  Reports to Shareholders               0.08%
  Other                                 0.08%
                                        ----
Total Other Expenses                                  0.22%
                                                      ----
Total Fund Operating Expenses                         1.06%***
                                                      ====

* Investments of $1 million or more are not subject to a frontend sales charge; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the calendar month following such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

** $5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

*** Represents the amount that would have been payable to the investment manager absent a fee reduction by the investment manager. The investment manager, however, agreed in advance to waive a portion of its management fees and to assume responsibility for making payments to offset certain operating expenses otherwise payable by the Fund. With this reduction, management fees and total operating expenses represented 0.45% and 0.88%, respectively, of the average net assets of the Fund.

+ Annualized. Actual Rule 12b-1 fees incurred by the Fund for the six months ended October 31, 1994 were .11%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. See "Plan of Distribution" under "Management of the Fund" in this Prospectus.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

ONE YEAR      THREE YEARS     FIVE YEARS       TEN YEARS

$55           $77             $101             $169

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS OR EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. See "Management of the Fund" for a description of the Fund's expenses. In addition, federal regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the financial highlights for a share of the Fund throughout the periods from the effective date of registration (March 15, 1988) to January 31, 1993, for the nine-month period ended October 31, 1993 and for the fiscal year ended October 31, 1994. The information for each of the five fiscal years in the period ended October 31, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's SAI. The remaining figures, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information."

                                                 PER SHARE OPERATING PERFORMANCE+
----------------------------------------------------------------------------------------------------------
        NET ASSET             NET REALIZED            DISTRIBUTIONS                             NET ASSETS
        VALUES AT     NET     & UNREALIZED  TOTAL FROM  FROM NET   DISTRIBUTIONS                  VALUES
PERIOD  BEGINNING  INVESTMENT GAINS(LOSSES) INVESTMENT INVESTMENT      FROM          TOTAL        AT END
ENDED    OF YEAR     INCOME   ON SECURITIES OPERATIONS   INCOME     CAPITAL GAIN  DISTRIBUTIONS   OF YEAR
---------------------------------------------------------------------------------------------------------
1989(1) $10.00       $.56       $ .887        $1.447     $(.370)       $(.077)       $(.447)       $11.00
1990     11.00        .75         .527         1.277      (.655)        (.092)        (.747)        11.53
1991     11.53        .72        (.803)        (.083)     (.736)        (.071)        (.807)        10.64
1992     10.64        .42        1.967         2.387      (.660)        (.057)        (.717)        12.31
1993     12.31        .66        1.307         1.967      (.682)        (.135)        (.817)        13.46
1993(2)  13.46        .60        1.435         2.035      (.495)        (.090)        (.585)        14.91
1994(3)  14.91        .62       (0.358)         .262      (.725)        (.307)       (1.032)        14.14


                                                      RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
                                                       RATIO OF            RATIO OF NET
                                NET ASSETS             EXPENSES             INVESTMENT
                                 AT END               TO AVERAGE             INCOME         PORTFOLIO
PERIOD          TOTAL            OF YEAR               NET ASSETS           TO AVERAGE      TURNOVER
ENDED           RETURN++        (IN 000'S)            (SEE NOTE 6)**        NET ASSETS         RATE
----------------------------------------------------------------------------------------------------
1989(1)        14.61%           $ 2,527                    --%                 5.78%*        11.34%
1990           11.43              7,221                    --                  6.23          33.11
1991            (.92)            10,808                   .18                  6.60          26.99
1992           22.76             16,144                   .25                  5.77          40.59
1993           16.23             26,092                   .25                  5.18          31.05
1993(2)        15.27             42,177                   .25*                 5.86*         19.33
1994(3)         1.83             92,763                   .77                  4.53          39.51

(1) For the period March 15, 1988 (effective date of registration) to January 31, 1989.

(2) For the nine months ended October 31, resulting from a change in fiscal year from January 31.

(3) For the year ended October 31, 1994.

* Annualized.

+ Selected data for a share of capital stock outstanding throughout the period.

++ Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge, and assumes reinvestment of dividends at the maximum offering price and capital gains, if any, at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan, as discussed in this Prospectus, the sales charge on reinvested dividends was eliminated.

** During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:


                                       1989(1)................   .73%*
                                       1990...................   .83
                                       1991...................   .83
                                       1992...................   .84
                                       1993...................   .81
                                       1993(2)................   .87*
                                       1994(3)................   .95*

ABOUT THE TRUST

The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on December 16, 1986 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of six series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 4.5% of the offering price. See "How to Buy Shares of the Fund."

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Fund is to maximize its total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval.

The Fund pursues its investment objective by investing at least 65% of its total assets (except when maintaining a temporary defensive position) in a broadly diversified portfolio of common and preferred stocks, including convertibles, offering current dividend yields above the average of the market defined by the Standard & Poor's 400 and 500 Indices. The balance of the Fund's net assets may be invested in other securities which, in the aggregate, are considered to be consistent with the Fund's investment objective. Such other investments may include fixedincome securities convertible into common and preferred stocks, covered call options, put options, United States ("U.S.") government securities, securities of foreign issuers, corporate bonds, high grade commercial paper, bankers' acceptances and other short-term instruments. There is, of course, no assurance that the Fund's objective will be achieved.

When maintaining a temporary defensive position, the Fund may invest any portion of its assets in U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes.

CURRENT INVESTMENT STRATEGY

The Fund seeks to attain its fundamental investment objective by investing primarily in common and preferred stocks of major companies with high current dividend yields relative to the market.

This emphasis on a stock's current dividend yield is based upon the investment philosophy that dividend income is generally a significant contributor to the returns available from investing in stocks over the long term and that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, the price volatility of stocks with relatively higher dividend yields tends to be less than stocks that pay out little dividend income, affording the Fund the potential for greater principal stability.

The Fund evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the general stock market defined by the Standard & Poor's 400 and 500 Indices. This results in a unique relative yield range for each company which in turn provides a discipline for determining whether a stock is attractive for purchase or sale.

Because high relative yield as defined above is frequently accompanied by a lower stock price, the Fund seeks to buy a stock when its relative yield is high. Conversely, it seeks to sell a stock when its yield is low relative to its history, which may be caused by an increase in the price of the stock. The Fund may then reinvest the proceeds into other high relative yielding issues. This approach may allow the Fund to take advantage of capital appreciation opportunities presented by quality stocks that are temporarily out of favor with the market and which are subsequently "rediscovered."

In addition to offering above average yields, securities selected for investment by this strategy may provide some of the following characteristics consistent with the Fund's fundamental objective: above average dividend growth prospects; low price to normalized earnings (projected earnings under normal operating conditions), to cash flow, to book value and/or to realizable liquidation value.

The Fund's investment objective of maximizing total return is a fundamental policy which may not be changed without prior shareholder approval. The above described investment strategy is the current approach used by the Fund to attempt to achieve its objective; it is not a fundamental policy of the Fund and is subject to change at the discretion of the Trust's trustees and without prior shareholder approval.

OTHER INVESTMENT POLICIES OF THE FUND

Convertible Securities. The Fund may invest in securities including corporate bonds, notes and preferred stocks that are convertible into common stock or other securities which provide an opportunity for equity participation. These securities are convertible at a stated price within a specified period of time and are generally senior to common stocks in a corporation's capital structure, although they are usually subordinated to similar nonconvertible securities. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. As a result of the Fund's investment in convertible securities and other equity securities, the value of the Fund's shares and the dividends per share paid by the Fund may fluctuate.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are exchangeable for the issuer's common stock or cash, at the option of the issuer. Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS' holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. Some PERCS provide that they can be called immediately if the issuer's common stock is trading at or above a specified level.

An investment in PERCS or other similar convertible securities may involve additional risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire securities believed by the investment manager to be liquid although, as with any investment, there are no assurances that this will be achieved.

There are other convertible securities, including, but not limited to, Dividend Enhancement Convertible Stock, Perpetual Equity Participation Shares and Automatically Convertible Equity Securities in which the Fund invests, which are similar to the foregoing described convertible securities. There may be additional types of convertible securities which are also similar to the foregoing described convertible securities, in which the Fund may invest in the future to the extent such investments are consistent with the Fund's investment objective and policies.

Fixed-Income Debt Securities. The Fund may invest in fixed income debt securities up to a maximum of 35% of the Fund's total assets consistent with the Fund's investment objective. In seeking securities which meet the Fund's investment objective and current investment strategy, the Fund will acquire only debt securities which are rated B or better by Standard & Poor's Corporation ("S&P") or Ba or better by Moody's Investors Service ("Moody's") or debt securities which are unrated but which are judged to be of comparable quality. Instruments rated B by S&P or Ba by Moody's generally lack characteristics of desirable investments and are judged to have predominantly speculative elements. Further details on these ratings are included in the Appendix to the SAI. Rather than relying principally on the ratings assigned by rating services, however, the investment analysis of debt securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's changing financial condition and public recognition thereof.

The Fund may also invest in securities which are obligations of the U.S. government or its agencies or instrumentalities. Such U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government.

To the extent that the Fund's portfolio may at any particular time consist of debt securities, changes in the level of interest rates, among other things, are likely to affect the value of the Fund's holdings and thus the value of a shareholder's investment.

Options on Equity Securities. When emphasizing high current income to achieve its investment objective of maximizing total return, the Fund may write covered call options on securities it actually owns, which are listed for trading on a national securities exchange, and it may also purchase listed call options.

Call options are short-term contracts (generally having a duration of nine months or less) which give the purchaser of the option the right to buy and obligates the writer to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The purchaser of an option pays a cash premium, which typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors and interest rates.

The Fund may also purchase put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities which are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities. For more information on options, please see "The Investment Objective and Policies of Each Fund - Options" in the SAI.

To the extent that the Fund does invest in options, it may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Such investments may also be subject to special tax rules that may affect the amount, character and timing of income earned by the Fund and distributed to shareholders. For more information, see the tax section of the SAI.

Repurchase Agreements. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Trust's trustees and will be held pursuant to a written agreement.

Borrowing. The Fund may not borrow money or mortgage or pledge any of its assets except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Foreign Securities. The Fund will ordinarily purchase foreign securities which are traded in the U.S. or purchase American Depositary Receipts ("ADRs") which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund, however, may purchase the securities of foreign issuers directly in foreign markets.

Investments in foreign securities where delivery takes place outside the U.S. will involve risks that are different from investments in U.S. securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities the Fund holds. In addition, there may be less information available about these securities and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. Fluctuations in currency convertibility or exchange rates could result in investment losses for the Fund.

Investment in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. Securities which are acquired by the Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U. S. or foreign market and current market quotations are readily available. The Fund may invest up to 30% of its net assets in foreign securities not publicly traded in the U.S.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

HOW SHAREHOLDERS PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets, as well.

To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

MANAGEMENT OF THE FUND

The Board of Trustees has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 33 U.S. registered investment companies (111 separate series) with aggregate assets of over $73 billion.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended October 31, 1994, fees totaling 0.63% of the average monthly net assets of the Fund would have accrued to Advisers. Total operating expenses, including management fees, would have represented 1.06% of the average net assets of the Fund. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.45% of the average net assets of the Fund and operating expenses totaling 0.88%. This arrangement may be terminated by the investment manager at any time.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION

Effective May 1, 1994 (the "Effective Date"), the Fund adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund.

In implementing the Plan, the Board of Trustees has determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by shares of the Fund that were acquired by investors on or after the Effective Date ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by shares of the Fund that were acquired before the Effective Date ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee is a Fund expense so that all shareholders regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.20% (0.15% plus 0.05%) of such average daily net assets and, as Fund shares are sold on or after the Effective Date, will increase over time. Thus, as the proportion of Fund shares purchased on or after the Effective Date increases in relation to outstanding Fund shares, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Plan, the Plan permits the Trust's trustees to allow the Fund to pay a full 0.25% on all assets at any time. The approval of the Trust's Board of Trustees would be required to change the method of calculation of the payments to be made under the Plan.

For more information, please see the SAI.

DISTRIBUTIONS TO SHAREHOLDERS

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31, its fiscal year end. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTION DATE

Although subject to change by the Board of Trustees, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. Fund shares are quoted exdividend on the first business day following the record date (generally the 15th day of the month or prior business day depending on the record date). THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of the shareholder's investment, it may be taxable as dividend income or capital gain.

DIVIDEND REINVESTMENT

Unless requested otherwise in writing or on the Shareholder Application, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without sales charge) on the dividend reinvestment date. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

DISTRIBUTIONS IN CASH

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(Registered Trademark) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. Dividend and capital gain distributions are eligible for investment in another fund in the Franklin Group of Funds or the Templeton Funds at net asset value. See "Purchases at Net Asset Value" under "How to Buy Shares of the Fund."

TAXATION OF THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations which affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Each fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividendsreceived deduction. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. For the fiscal year ended October 31, 1994, 96.56% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

HOW TO BUY SHARES OF THE FUND

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

PURCHASE PRICE OF FUND SHARES

Shares of the Fund are offered at the public offering price, which is the net asset value per share plus a sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. On orders for 100,000 shares or more, the offering price will be calculated to four decimal places. On orders for less than 100,000 shares, the offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table of total sales charges or underwriting commissions and dealer concessions.



                               TOTAL SALES CHARGE

                                                 DEALER SIZE
OF                  AS A          AS A           CONCESSION
TRANSACTION         PERCENTAGE    PERCENTAGE     AS A
PERCENTAGE          OF OFFERING   OF NET AMOUNT  OF OFFERING
AT OFFERING PRICE   PRICE         INVESTED       PRICE*,***

Less than $100,000  4.50%         4.71%          4.00%
$100,000 but less
than $250,000       3.75%         3.90%          3.25%
$250,000 but less
than $500,000       2.75%         2.83%          2.50%
$500,000 but less
than $1,000,000     2.25%         2.30%          2.00%
$1,000,000 or more  none          none           (see
below)**

* Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

** The following commissions will be paid by Distributors, from its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

*** At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within 12 months of the calendar month following such investments ("contingency period"). See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(Registered Trademark) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds".) Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Distributors, or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Certain officers and trustees of the Fund are also affiliated with Distributors. A detailed description is included in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for any of the discounts, investments in any of the Franklin Templeton Investments may be combined with those of the investor's spouse and children under the age of 21. In addition, the aggregate investments of a trustee or other fiduciary account (for an account under exclusive investment authority) may be considered in determining whether a reduced sales charge is available, even though there may be a number of beneficiaries of the account.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. LETTER OF INTENT. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter of Intent will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made

AN INVESTOR (EXCEPT FOR CERTAIN EMPLOYEE BENEFIT PLANS WHICH ARE LISTED UNDER "DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES") ACKNOWLEDGES AND AGREES TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

GROUP PURCHASES

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Shares of the Fund may be purchased without the imposition of either a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, directors, trustees and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members; (2) companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer; (3) insurance company separate accounts for pension plan contracts; (4) accounts managed by the Franklin Templeton Group; (5) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund, under an employee benefit plan qualified under section 401 of the Code, in shares of the Fund; (6) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (7) registered securities dealers and their affiliates, for their investment account only; and (8) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 120 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 120 days after the redemption. The 120 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Dividends and capital gains received in cash by the shareholder may also be used to purchase shares of the Fund or another of the Franklin Templeton Funds at net asset value and without the imposition of a contingent deferred sales charge within 120 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in an unaffiliated mutual fund which charged the investor a contingent deferred sales charge upon redemption and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisers affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services, within 120 days after the plan distribution. A prospectus outlining the investment objectives and policies of a fund in which the shareholder wishes to invest may be obtained by calling toll free at 1-800/DIAL BEN (1-800/342 5236).

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin's Institutional Sales Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13 month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Refer to the SAI for further information.

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

PURCHASING SHARES OF THE FUND IN CONNECTION WITH RETIREMENT PLANS INVOLVING TAX-DEFERRED INVESTMENTS

Shares of the Fund may be used for individual or employer sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted for a retirement plan to be in existence.

The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call toll free 1800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.

OTHER PROGRAMS AND PRIVILEGES
AVAILABLE TO FUND SHAREHOLDERS

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested in writing by the shareholder or by the securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Shareholder Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealer or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin's Institutional Services Department at 1-800/321-8563.

EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. Exchanges may be made in any of the following ways:

EXCHANGES BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

EXCHANGES BY TELEPHONE

SHAREHOLDERS, OR THEIR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY TELEPHONE BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(REGISTERED TRADEMARK) SYSTEM (DAY OR NIGHT) AT 1800/247-1753. IF THE SHAREHOLDER DOES NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, THE FUND OR INVESTOR SERVICES SHOULD BE NOTIFIED.

The Telephone Exchange Privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in one of the other available Franklin Templeton Funds. The Telephone Exchange Privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions Verification Procedures."

During periods of drastic economic or market changes, it is possible that the Telephone Exchange Privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders by telephone or by other means of electronic transmission from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased, and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. The contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

There are differences among the Franklin Templeton Funds. Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which the shareholder wishes to transfer.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short- term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT ACCOUNTS

Franklin Templeton IRA and 403(b) retirement accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors also, as indicated in "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.

HOW TO SELL SHARES OF THE FUND

A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

REDEMPTIONS BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (1:00 p.m. Pacific time) each day that the New York Stock Exchange (the "Exchange") is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

REDEMPTIONS BY TELEPHONE

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." INFORMATION MAY BE OBTAINED BY WRITING TO THE FUND OR INVESTOR SERVICES AT THE ADDRESS SHOWN ON THE COVER OR BY CALLING 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. SHAREHOLDERS, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before 1:00 p.m. Pacific time on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from Franklin's Institutional Services Department by telephoning 1-800/321-8563.

REDEEMING SHARES THROUGH SECURITIES DEALERS

The Fund will accept redemption orders by telephone or other means of electronic transmission from securities dealers who have entered into a dealer or similar agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a securities dealer, the redemption price will be the net asset value next calculated after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. These documents, as described in the preceding section, are required even if the shareholder's securities dealer has placed the repurchase order. After receipt of a repurchase order from the securities dealer, the Fund will still require a signed letter of instruction and all other documents set forth above. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a securities dealer and the securities dealer's name. Details of the dealerordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the securities dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's securities dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to redemptions of those investments within the contingency period of 12 months of the calendar month following their purchase. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) shares representing amounts attributable to capital appreciation of those shares held less than 12 months; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months; and followed by any shares held less than 12 months, on a "first in, first out" basis.

The contingent deferred sales charge is waived for: exchanges; account fees; distributions to participants in Trust Company retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions to employee benefit plans; distributions from employee benefit plans, including those due to plan termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995 and, for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); and redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size. In addition to the waiver referred to above, shares of participants in Trust Company retirement plan accounts will, in the event of death, disability or attainment of age 59 1/2, no longer be subject to the contingent deferred sales charge.

Requests for redemptions for a specified dollar amount, unless otherwise specified by the shareholder, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with Internal Revenue Service ("IRS") regulations. To liquidate a retirement plan account, a shareholder or securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions By Telephone" will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options must also be made in writing.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020 for Franklin accounts or 1-800/354-9191 (press "2" when prompted to do so) for Templeton accounts.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

VALUATION OF FUND SHARES

The net asset value per share of the Fund is determined as of 1:00 p.m. Pacific time each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by the Fund, accrued expenses and taxes and any necessary reserves is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

HOW TO GET INFORMATION REGARDING AN INVESTMENT IN THE FUND

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, shareholders may obtain current price, yield or performance information specific to a fund in the Franklin Funds by calling the automated Franklin TeleFACTS system (day or night) at 1-800/247-1753. Information about the Fund may be accessed by entering Fund Code 39 followed by the # sign, when requested to do so by the automated operator. The TeleFACTS system is also available for processing exchanges. See "Exchange Privilege."

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                      HOURS OF OPERATION
                                      (PACIFIC TIME)
DEPARTMENT NAME       TELEPHONE NO.   (MONDAY THROUGH FRIDAY)

Shareholder Services  1-800/632-2301  6:00 a.m. to 5:00 p.m.
Dealer Services       1-800/524-4040  6:00 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN  6:00 a.m. to 8:00 p.m.
                                      8:30 a.m. to 5:00 p.m.
                                      (Saturday)
Retirement Plans      1-800/527-2020  6:00 a.m. to 5:00 p.m.
TDD (hearing          1-800/851-0637  6:00 a.m. to 5:00 p.m.
impaired)

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Copies may be obtained by investors or shareholders, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

ORGANIZATION

The Trust was organized as a Massachusetts business trust on December 16, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share, in various series. All shares have one vote and, when issued, are fully paid, nonassessable and redeemable.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights; however, holders of shares of the Fund may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of any other fund as described in "Exchange Privilege." All shares have equal voting, dividend and liquidation rights.

VOTING RIGHTS

Shares of the Fund have noncumulative voting rights which means that in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board of Trustees or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act. The Board of Trustees may from time to time establish other funds of the Trust, the assets and liabilities of which will be separate and distinct from any other fund. Shares of each fund vote separately as to issues affecting that fund, or the Trust, unless otherwise permitted by the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

OTHER INFORMATION

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

ACCOUNT REGISTRATIONS

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available, or which are anticipated to be made available in the near future, include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

PORTFOLIO OPERATIONS

The following persons are primarily responsible for the day today management of the Fund's portfolio; Frank Felicelli and Howard M. McEldowney since its inception and Doug Barton since July 1991.

Doug Barton
Portfolio Manager
Franklin Advisers, Inc.

Mr. Barton, a Chartered Financial Analyst, has a Master in Business Administration from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined Franklin in July 1988.

Frank Felicelli
Executive Vice President
Franklin Management, Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts in economics from the University of Illinois. Mr. Felicelli has been in the industry since 1980 and with Franklin since 1986. He is a member of several securities industry-related committees and associations.

Howard M. McEldowney
President
Franklin Management Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. McEldowney has a Master in Business Administration from Columbia University School of Business and a Bachelor of Arts degree from Harvard University. Mr. McEldowney has been in the industry since 1964 and with Franklin since April 1984.





                        SUPPLEMENT DATED OCTOBER 2, 1995
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN INVESTORS SECURITIES TRUST
            Franklin Short-Intermediate U.S. Government Securities Fund
                      Franklin Convertible Securities Fund
                          Franklin Equity Income Fund
                              dated March 1, 1995

As described in the Prospectuses of the Franklin Equity Income Fund (the "Equity Income Fund") and the Franklin Convertible Securities Fund ("Convertible Fund"), the Equity Income Fund and the Convertible Fund now offer two classes of shares to their investors. This new structure allows investors to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees") on their investments in the Equity Income Fund and the Convertible Fund.

ADD THE FOLLOWING AS THE LAST SENTENCE OF THE PARAGRAPH DESCRIBING FEES PAID TO THE MANAGER UNDER "INVESTMENT ADVISORY AND OTHER SERVICES":

  Each class of the Equity Income and Convertible Funds will pay its respective share of the fee as determined by the proportion of the Equity Income Fund and Convertible Fund that it represents.

EACH NEW CLASS OF SHARES HAS A SEPARATE DISTRIBUTION PLAN. FOR THIS REASON, THE FIRST PARAGRAPH OF THE SECTION "THE FUNDS' UNDERWRITER - DISTRIBUTION PLANS" HAS BEEN REPLACED WITH THE FOLLOWING PARAGRAPH:

  Distribution Plans

  Each class of the Equity Income Fund and the Convertible Fund has adopted a distribution plan ("Class I Plan" and "Class II Plan," respectively) pursuant to Rule 12b-1 under the 1940 Act. The Short-Intermediate Fund has also adopted a distribution plan pursuant to Rule 12b-1 (the "Short-Intermediate Fund Plan"). The distribution plans for each Fund and class may be collectively referred to as the "Plans."

THE FOLLOWING SENTENCE SHOULD BE ADDED AS THE FIRST SENTENCE IN THE NEXT
PARAGRAPH:

  Pursuant to the Class I Plan, the Equity Income Fund and the Convertible Fund may pay up to a maximum of 0.25% per annum (0.25 of 1%) of their average daily net assets for expenses incurred in the promotion and distribution of their shares. The Plan for the Short-Intermediate Fund allows that fund to pay up to a maximum of 0.10% per annum (0.10 of 1%) of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

THE PARAGRAPH DESCRIBED ABOVE ONLY CONCERNS THE CLASS I PLAN FOR BOTH THE EQUITY INCOME AND THE CONVERTIBLE FUNDS AND THE PLAN FOR THE SHORT-INTERMEDIATE FUND. THE FOLLOWING PARAGRAPH HAS BEEN ADDED TO THIS SECTION AFTER THE DISCUSSION OF THE CLASS I PLAN AND THE SHORT-INTERMEDIATE FUND PLAN TO DESCRIBE THE CLASS II FOR THE EQUITY INCOME AND CONVERTIBLE FUNDS:

  The Class II Plan

  Under the Class II Plan, the Equity Income and Convertible Funds are each permitted to pay to Distributors or others annual distribution fees, payable quarterly, of .75% of Class II's average daily net assets, in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Equity Income Fund or the Convertible Fund. In addition to this amount, under the Class II Plan, the Equity Income and Convertible Funds shall each pay .25% per annum, payable quarterly, of Class II's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Equity Income and the Convertible Funds on behalf of the customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

THE SUBSEQUENT PARAGRAPHS IN THE SECTION "DISTRIBUTION PLANS" APPLY EQUALLY TO THE PLANS, WITH THE EXCEPTION THAT (1) THE SENTENCE REGARDING UNREIMBURSED EXPENSES DOES NOT REFER TO THE CLASS II PLAN, AND (2) THE CLASS II PLAN WAS APPROVED BY THE BOARD OF TRUSTEES AND THE SOLE INITIAL SHAREHOLDER PRIOR TO OCTOBER 2, 1995 AND IS EFFECTIVE FROM OCTOBER 2, 1995.
THE "TRUSTEES AND OFFICERS" SECTION IS REVISED TO READ AS FOLLOWS:

  Trustees and Officers

  The Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                        Positions and Offices Principal Occupations During
Name, Address and Age      with the Fund            Past Five Years

 Frank H. Abbott, III (74)    Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.



 Harris J. Ashton (63)         Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (63)      Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (80)     Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Edward B. Jamieson (47)      President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (54)   Vice President
 777 Mariners Island Blvd.     and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (66)      Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (67)       Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and formerly President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (50)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 42 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (62)    Vice President -
 777 Mariners Island Blvd.    Financial
 San Mateo, CA 94404          Reporting and
                              Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and Officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (46)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Charles E. Johnson (39)      Vice President
 777 Mariners Island Blvd.
 San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (56)        Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting
                              Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.



 Edward V. McVey (58)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

  Trustees not affiliated with the investment manager ("non affiliated trustees") are currently paid fees of $925 per month plus $925 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                   Total Fees         Number of
                                                  Received from     Boards in the
                                      Total Fees   the Franklin   Franklin Templeton
                                      Received    Templeton Group  Group of Funds on
Name                                 From Trust*    of Funds**    which Each Serves***

Mr. Abbott.............................$23,125    $176,870              31
Mr. Ashton.............................$22,200    $319,925              55
Mr. Fortunato..........................$22,200    $336,065              57
Mr. Garbellano.........................$22,200    $153,300              30
Mr. LaHaye.............................$22,200    $150,817              26
Mr. Macklin............................$22,200    $303,685              52


  * For the fiscal year ended October 31, 1994.
  ** For the calendar year ended December 31, 1994.
  *** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.



  Nonaffiliated trustees are also reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each Franklin Templeton Fund for which they serve as directors, trustees or managing general partners. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of July 28, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 1,530 shares of the Equity Income Fund, or less than 1% of the total outstanding shares of such Fund, and did not own any shares of the Convertible Fund. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

THE FIRST SENTENCE OF THE SIXTH PARAGRAPH UNDER "INVESTMENT ADVISORY AND OTHER SERVICES" IS REVISED TO REFLECT THAT THE MANAGMENT AGREEMENT FOR THE FUNDS IS IN EFFECT UNTIL FEBRUARY 29, 1996.

THE FOLLOWING PARAGRAPHS ARE ADDED TO "ADDITIONAL INFORMATION REGARDING FUND SHARES":

  Each Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to a Fund.

  Reports to Shareholders

  The Trust sends annual and semi-annual reports to its shareholders regarding each Fund's performance and portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800 DIAL BEN.

THE "PURCHASES AND REDEMPTIONS THROUGH SECURITIES DEALERS" AND "CALCULATION OF NET ASSET VALUE" SUBSECTIONS ARE MODIFIED TO REFLECT THAT THE NET ASSET VALUE FOR EACH CLASS OF THE EQUITY INCOME FUND AND CONVERTIBLE FUND IS CALCULATED SEPARATELY FOR EACH CLASS AND THAT THE NET ASSET VALUE FOR EACH CLASS OR FUND IS CALCULATED AS OF THE SCHEDULED CLOSING OF THE NEW YORK STOCK EXCHANGE (GENERALLY 1:00 P.M. PACIFIC TIME).

THE SUBSECTION TITLED "ADDITIONAL INFORMATION REGARDING PURCHASES" DOES NOT APPLY TO CLASS II.

THE PARAGRAPH REGARDING PRINCIPAL SHAREHOLDERS UNDER "GENERAL INFORMATION - MISCELLANEOUS INFORMATION" IS REVISED TO READ AS FOLLOWS:

  As of July 28, 1995, to the best knowledge of the Equity Income and Convertible Funds, no other person holds beneficially or of record more than 5% of either Fund's outstanding shares.

FINANCIAL STATEMENTS

  The unaudited financial statements for the six months ended April 30, 1995, contained in the Semi-Annual Report to Shareholders dated April 30, 1995, are incorporated herein by reference.





FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
FRANKLIN CONVERTIBLE SECURITIES FUND
FRANKLIN EQUITY INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 1995
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of five separate diversified series and one non-diversified series. This Statement of Additional Information ("SAI") pertains only to the Franklin Short-Intermediate U.S. Government Securities Fund (the "Short-Intermediate Fund"), the Franklin Convertible Securities Fund (the "Convertible Fund"), and the Franklin Equity Income Fund, formerly the Franklin Special Equity Income Fund (the "Equity Income Fund"). Each of these series is diversified and may separately or collectively be referred to hereafter as the "Fund," "Funds" or individually by the policy included as part of its name.

The Short-Intermediate Fund, which invests in a portfolio of U.S. government securities with primary emphasis on securities with remaining maturities of 3 1/2 years or less, has the investment objective of providing as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Short-Intermediate Fund's investments will include obligations of the U.S. government and its agencies or instrumentalities, some of which, such as Government National Mortgage Association participation certificates, carry a guarantee which is backed by the full faith and credit of the U.S. government. The Short-Intermediate Fund is designed for individuals and institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other entities.

The Convertible Fund has the investment objective of maximizing total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Convertible Fund will seek to achieve this objective primarily through investing in convertible securities as described in detail in its Prospectus.

The Equity Income Fund seeks to maximize total return through emphasis on high current income and capital appreciation, consistent with reasonable risk, primarily through investment in common stocks with above average dividend yields.

There, of course, can be no guarantee that any Fund's objective will be achieved.

Separate Prospectuses for the Funds, dated March 1, 1995, each as may be amended from time to time, provide the basic information an investor should know before investing in a Fund and may be obtained without charge from the Trust or from its principal underwriter, Franklin/Templeton Distributors, Inc.
("Distributors"), at the address shown above.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH EACH FUND'S PROSPECTUS.

CONTENTS                                              PAGE

About the Trust
The Investment Objective
  and Policies of Each Fund
Trustees and Officers
Investment Advisory
  and Other Services
The Trust's Policies Regarding
  Brokers Used on Portfolio Transactions
Additional Information
  Regarding Fund Shares
Additional Information
  Regarding Taxation
The Funds' Underwriter
General Information
Appendix
Financial Statements

ABOUT THE TRUST

The Trust is an open-end management investment company, commonly called a mutual fund, organized as a Massachusetts business trust on December 16, 1986. The Trust issues its shares of beneficial interest, with a par value of $.01 per share, in six series, each of which maintains a totally separate investment portfolio.

THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND

As noted in the Prospectuses, each Fund has its own investment objective and follows policies designed to achieve that objective. In addition, the following restrictions have been adopted as fundamental policies for each Fund, which means that, as to each Fund, they may not be changed without the approval of a majority of the shares of such Fund. Each Fund MAY NOT:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that the Convertible Fund may sell securities "short against the box" on the terms and conditions as described in its Prospectus.

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the Investment Company Act of 1940, the Funds may invest in shares of money market funds managed by Franklin Advisers, Inc. or its affiliates.

7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment adviser own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9.  Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs; however, the Convertible Fund and the Equity Income Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in their portfolios (see "Investment Objective and Policies of the Fund" in each Prospectus). The Convertible Fund and the Equity Income Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the Fund's net assets. Such Funds may also purchase call and put options on stock indices for defensive hedging purposes. (The Equity Income Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Short-Intermediate Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided
i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

In order to change any of the foregoing restrictions, approval must be obtained by shareholders of each Fund that would be affected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of each Fund. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

OTHER POLICIES. There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. In the case of each Fund, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of each Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. Each Fund may invest up to 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of a Fund's total net assets. Notwithstanding this limitation, the Trust's Board of Trustees has authorized each Fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), where such investment is consistent with such Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the Securities Act of 1933. The Board of Trustees will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board of Trustees will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in that Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. As of the date of this SAI, the Short-Intermediate Fund has not purchased and does not intend to purchase illiquid or restricted securities.

Pursuant to an undertaking given to the Texas State Securities Board, the Convertible Fund and the Equity Income Fund may not invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. In addition, the Convertible Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

OPTIONS. As stated in their respective Prospectuses, the Convertible Fund and the Equity Income Fund may write covered call options and purchase call and put options on securities. These Funds may also purchase call and put options on stock indices in order to hedge against the risk of market or industry wide stock price fluctuations. Call and put options on stock indices are similar to options on exchange-traded securities, except that, rather than the right to purchase or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market on which the index is based), rather than price movements in individual stocks.

Call options written by these Funds give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by a Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian bank.

When each Fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, a Fund will not participate in the increase in price beyond the exercise price. It will generally be each Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as a writer. The premium which a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both the purchase and sale of options is that a Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so (or at an advantageous price). There is no assurance that a liquid market will exist for a given option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer continues, the Fund will have retained the risk of loss should the price of the underlying security decline. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option; once the Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options which are held at any time will not exceed any applicable state regulations which may limit the aggregate value of securities underlying outstanding options.

In the case of put options, a Fund's gain will, of course, be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock index never exceeds the exercise price (or never declines below the exercise price in the case of put options), a Fund may suffer a loss equal to the amount of the premium it paid, plus transaction costs. Each Fund may also close out its option positions before they expire by entering into a closing purchase transaction as discussed above. Risks may also arise because the correlation between movements in the index and the price of the securities underlying the options is imperfect, and this risk increases as the composition of a Fund's portfolio diverges from the composition of the relevant index.

CREDIT UNION INVESTMENT REGULATIONS. This section summarizes the Short-Intermediate Fund's investment policies, under which, in the opinion of the Fund and based on the Fund's understanding of laws and regulations governing investments by federal credit unions on September 30, 1994, the Fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Fund will be subject to the following limitations:

(a) The Fund will invest only in (1) obligations of, or securities guaranteed as to principal and interest by, the U.S. government or its agencies and instrumentalities, (2) time and savings deposits in financial institutions whose accounts are insured by the FDIC, and (3) mortgage related securities. Mortgage-related securities are interests or participations in, or other securities secured by, first mortgages initiated by state or federally regulated or HUD-approved lenders, and are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As of the date of this SAI, the Fund does not intend to invest in time and savings deposits or mortgage related securities.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. The Fund, however, may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Fund has cash flow projections evidencing its ability to complete the purchase or the Fund owns the security it has agreed to sell.

(c) Any repurchase agreements, in which the Fund purchased U.S. government securities subject to resale to a bank or dealer at an agreed-upon price and date, would be subject to these conditions: the value of the U.S. government securities will equal or exceed the initial price of the repurchase agreement, plus interest; and a custodian of the Fund will hold the U.S. government securities in an account for the benefit of the Fund.

(d) Although the Fund does not currently intend to invest in reverse repurchase agreements, in the event that the Fund were to engage in such transactions, the Fund would, in addition to abiding by its fundamental policies and the regulations of the Securities and Exchange Commission with respect to borrowing, engage in reverse repurchase transactions involving only securities with maturity dates earlier than the closing date of the reverse repurchase agreement.

(e) The Fund will not engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds which mature more than ten years after the purchase date.

(f) Although the Fund does not intend, as of the date of this SAI, to invest in derivative mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which represent non-proportional interests ("tranches" or "classes") in pools of mortgage loans, any investments by the Fund in such securities would be subject to the following conditions. In general, the Fund may only invest in a CMO or REMIC which either: (1) based on testing, at the time of purchase and at least annually thereafter, has an average life which would be extended or shortened by less than 6 years under modeling scenarios where mortgage commitment rates immediately rise or fall 300 basis points; or (2) has an adjustable rate which
(i) resets at least annually, (ii) may rise to a maximum allowable rate at least 300 basis points above the rate at the time of purchase, and (iii) adjusts directly with (rather than inversely to or as a multiple of) the interest rate index on which it is based. In addition, the Fund may hold derivative mortgage-backed securities which fail these tests at the time of investment or at the time of any subsequent test, provided that the securities are held solely to reduce interest rate risk and that the Fund confirms on a quarterly basis that the security will reduce the Fund's interest rate risk, using a monitoring and reporting system which enables the Fund to evaluate the actual and expected performance of the security under different interest rate scenarios.

TRUSTEES AND OFFICERS

The Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), are indicated by an asterisk (*).


                    POSITIONS AND
                    OFFICES WITH       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS    THE TRUST          DURING PAST FIVE YEARS

Frank H. Abbott, III
1045 Sansome St.
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); Director, Mother Lode Gold Mines Consolidated; and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 29 of the investment companies in the Franklin Group of Funds.

*Edward B. Jamieson
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 55 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr.
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 25 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (information services); Director, Fund American Enterprises Corporation, Martin Marietta Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), Infovest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; formerly, Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 41 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 36 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 36 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson
777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 36 of the investment companies in the Franklin Group of Funds.

Edward V. McVey
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 31 of the investment companies in the Franklin Group of Funds.

As indicated above, certain of the trustees and officers hold positions with other companies in the Franklin Group of Funds(Registered Trademark) and the Templeton Group of Funds. Trustees not affiliated with the investment manager are currently paid fees of $925 per month, plus $925 per meeting attended and are reimbursed for expenses incurred in connection with attending such meetings. During the fiscal year ended October 31, 1994, fees and expenses totaling $20,881 (Short-Intermediate Fund), $4,920 (Convertible Fund) and $5,658 (Equity Income Fund) were paid to trustees of the Trust who are not affiliated with the investment manager. No officer or trustee received any other compensation directly from the Trust. As of December 6, 1994, the trustees and officers, as a group, owned of record and beneficially approximately 1,460 shares of the Equity Income Fund, or less than 1% of the total outstanding shares of such Fund, and did not own any shares of the Convertible Fund or the Short-Intermediate Fund. In addition, many of the trustees own shares in various of the other funds in the Franklin Group of Funds and the Templeton Group of Funds. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of each Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. The Manager and other subsidiary companies of Resources currently manage over $114 billion in assets for more than 3.7 million shareholders. The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and Advisers.

Pursuant to the management agreement for the Funds, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Trust's Board of Trustees to whom the Manager renders periodic reports of each Fund's investment activities. The Manager, at its own expense, furnishes each Fund with office space and office furnishings, facilities and equipment required for managing the business affairs of each Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of each Fund. Each Fund bears all of its expenses not assumed by the Manager. See the Statement of Operations in the financial statements at the end of this SAI for additional details of these expenses.

Pursuant to the management agreement, each Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million.

The Manager has agreed to waive in advance a portion of its management fees and has assumed responsibility for making payments, if necessary, to offset certain operating expenses otherwise payable by certain of the Funds. This action by the Manager to limit its management fees and to assume responsibility for payment of the expenses related to the operations of certain Funds may be terminated by the Manager at any time. The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund as prescribed by any state in which a Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of a Fund, 2% of the next $70 million of average net assets of a Fund and 1.5% of average net assets of a Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The table below sets forth on a per Fund basis the management fees each Fund was contractually obligated to pay the Manager and the management fees actually paid during the fiscal year ended October 31, 1994, the nine month period ended October 31, 1993 and the fiscal year ended January 31, 1993.

FISCAL YEAR ENDED OCTOBER 31, 1994

                              CONTRACTUAL          MANAGEMENT FEES
FUND                          MANAGEMENT FEES      PAID
Short-Intermediate
Fund                          $1,370,071           $1,308,206
Convertible Fund              $  373,354           $  327,355
Equity Income Fund            $  437,330           $  312,644

NINE MONTH PERIOD ENDED OCTOBER 31, 1993

                              CONTRACTUAL          MANAGEMENT FEES
FUND                          MANAGEMENT FEES      PAID
----                          ----------------     ----
Short-Intermediate            $1,058,133           $897,620
Fund
Convertible Fund              $  170,607           $  8,346
Equity Income Fund            $  159,572           $  5,146

FISCAL YEAR ENDED JANUARY 31, 1993

                              CONTRACTUAL          MANAGEMENT FEES
FUND                          MANAGEMENT FEES      PAID
Short-Intermediate
Fund                          $1,133,312           $947,587
Convertible Fund              $ 141,863            $ 15,487
Equity Income Fund            $ 127,083            $ 15,127

The management agreement for the Funds is in effect until April 30, 1995. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated as to each Fund without penalty at any time by the Trust or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and acts as the Trust's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of each Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended October 31, 1994, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report and this SAI.

THE TRUST'S POLICIES REGARDING
BROKERS USED ON PORTFOLIO TRANSACTIONS

Under the current management agreement with Advisers, the selection of brokers and dealers to execute transactions in each Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Trust's Board of Trustees may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by a Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. As a general rule, the Funds do not purchase bonds in underwritings where they are not given any choice, or only limited choice, in the designation of dealers to receive the commission. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Trust's best interests, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Trust will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Trust or assist the Manager in carrying out its responsibilities to the Trust, or when it is otherwise in the best interest of the Trust to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Trust, specifically including the quotations necessary to determine the value of a Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Trust and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Trust shares may also be considered as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of each Fund, any portfolio securities tendered by such Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of each Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

During the fiscal year ended January 31, 1993, the nine month period ended October 31, 1993, and the fiscal year ended October 31, 1994, the Convertible Fund paid total brokerage commissions of $12,171, $5,226 and $13,958, respectively, the Equity Income Fund paid $25,918, $32,855 and $113,782, respectively, and the Short-Intermediate Fund paid no brokerage commissions. As of October 31, 1994, the Funds did not own securities of their regular broker-dealers.

ADDITIONAL INFORMATION REGARDING FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of each Fund must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see the Prospectuses "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which the Funds' shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

Shares of the Short-Intermediate Fund are eligible to receive dividends beginning on the first business day following settlement of the purchase transaction, through the date on which the Fund writes a check or sends a wire on redemption transactions.

Dividend checks which are returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

A Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or such Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of each Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

                                                      SALES
SIZE OF PURCHASE - IN U.S. DOLLARS                    CHARGE
Up to $100,000                                        3%
$100,000 to $1,000,000                                2%
Over $1,000,000                                       1%

PURCHASES AND REDEMPTIONS THROUGH SECURITIES DEALERS

Orders for the purchase of shares of a Fund received in proper form prior to 1:00 p.m. Pacific time any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after 1:00 p.m. Pacific time will be effected at each Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with a Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

ADDITIONAL INFORMATION REGARDING PURCHASES

SPECIAL NET ASSET VALUE PURCHASES. As discussed in each Fund's Prospectus under "How to Buy Shares of the Fund - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of a Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors, or one of its affiliates, may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. As a condition for these payments, Distributors or its affiliates may require reimbursement from the securities dealers with respect to certain redemptions made within 12 months of the calendar month following purchase, as well as other conditions, all of which may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and taxable income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most taxable income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT. An investor may qualify for a reduced sales charge on the purchase of shares of a Fund, as described in the Prospectuses. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with a Fund. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder, other than by a designated benefit plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. An investor who executes a Letter of Intent prior to a change in the sales charge structure for a Fund will be entitled to complete the Letter of Intent at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter of Intent was filed with the Fund.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in shares of a Fund registered in the investor's name, unless the investor is a designated benefit plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

If a Letter of Intent is executed on behalf of a benefit plan (such plans are described under "Purchases at Net Asset Value" in the Prospectuses), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter of Intent. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter of Intent.

REDEMPTIONS IN KIND

The Trust has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

REDEMPTIONS BY THE FUNDS

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.

CALCULATION OF NET ASSET VALUE

As noted in the Prospectuses, each Fund generally calculates net asset value as of 1:00 p.m. Pacific time each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued as stated in its Prospectus. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of each Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and 1:00 p.m. Pacific time which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

REINVESTMENT DATE

Shares of the Convertible and Equity Income Funds acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

SPECIAL SERVICES

The Trust and Institutional Services Division of Distributors provides specialized services, including recordkeeping, for institutional investors of the Trust. The cost of these services is not borne by the Trust.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Trust on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Trust may reimburse Investor Services an amount not to exceed the per account fee which the Trust normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

ADDITIONAL INFORMATION REGARDING TAXATION

The following information is a supplement to and should be read in conjunction with the section in each Fund's Prospectus entitled "Taxation of the Fund and Its Shareholders."

As stated in each Fund's Prospectus, each Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations the stock in which is not debt-financed by a Fund and is held for at least a minimum holding period) are less than 100% of its distributable income, then the amount of a Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the deduction for distributions made during the calendar year will be declared by a Fund annually in a notice to shareholders mailed shortly after the end of the calendar year.

Corporate shareholders should note that dividends paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless a Fund's shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in a Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Funds intend as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but do not guarantee that their distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

Transactions in options by the Convertible and Equity Income Funds, including written covered calls and purchased calls and put options, are subject to special rules which may affect the amount, timing and character of distributions to shareholders by: accelerating income to such Funds; deferring Fund losses; causing adjustments in the holding periods of Fund securities; converting capital gains into ordinary income; and converting short-term capital losses into long-term capital losses. For example, equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, and the purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or a substantially identical stock in a Fund's portfolio. The tax treatment of certain other options, such as listed options on broad-based stock indices or on debt securities, is governed by Section 1256 of the Code, in the case that such options are held by the foregoing Funds. In general, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were closed out) on the last business day of each taxable year of a Fund, and all gain or loss associated with such marking-to-market or other transactions in such positions will be treated as 60% long-term and 40% short-term capital gain or loss.

When either the Convertible Fund or the Equity Income Fund hold options or contracts which substantially diminish such Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Convertible and Equity Income Funds' ability to engage in options, straddles, and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within these Funds, resulting in additional short-short income for these Funds. Each Fund will monitor its transactions in such options and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

The Convertible and Equity Income Funds are each authorized to invest in foreign securities (see the discussion in each Fund's Prospectus under "Investment Objective and Policies of the Fund"). While neither Fund currently makes such investments, if the investment manager makes the decision to invest a portion of a Fund's portfolio in such securities, these investments may have the following tax consequences.

The Convertible and Equity Income Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. Because both Funds will likely invest 50% or less of their total assets in securities of foreign corporations, neither will be entitled under the Code to pass through to their shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund that paid the tax. Foreign exchange gains and losses, if any, realized by either Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of a Fund's income or loss from such transactions and, in turn, its distributions to shareholders.

If either the Convertible Fund or the Equity Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Such Funds may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income".

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

The Short-Intermediate Fund may purchase securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Treasury. The Government National Mortgage Association may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which the Fund invests, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

THE FUNDS' UNDERWRITER

Distributors acts as principal underwriter in a continuous public offering for shares of the Funds, pursuant to an underwriting agreement in effect until April 30, 1995. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment will be at net asset value.

In connection with the offering of the Funds' shares, aggregate underwriting commissions and the amount retained by Distributors after allowances to dealers for the fiscal year ended January 31, 1993, the nine month period ended October 31, 1993 and the fiscal year ended October 31, 1994 were as indicated below.

FISCAL YEAR ENDED JANUARY 31, 1993

                           TOTAL COMMISSIONS
FUND                       RECEIVED                   AMOUNT RETAINED
Short-Intermediate
Fund                       $1,537,189                 $44,503
Convertible Fund           $ 194,007                  $15,964
Equity Income Fund         $ 182,371                  $ 9,470

NINE-MONTH PERIOD ENDED OCTOBER 31, 1993

                           TOTAL COMMISSIONS
FUND                       RECEIVED                   AMOUNT RETAINED
Short-Intermediate
Fund                       $891,309                   $139,758
Convertible Fund           $347,284                   $ 16,986
Equity Income Fund         $299,851                   $ 11,325

FISCAL YEAR ENDED OCTOBER 31, 1994

                           TOTAL COMMISSIONS
FUND                       RECEIVED                   AMOUNT RETAINED
Short-Intermediate
Fund                       $641,082                   $96,507
Convertible Fund           $465,108                   $18,675
Equity Income Fund         $697,331                   $36,015

Distributors may be entitled to reimbursement under each Fund's distribution plan, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION PLANS

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plans") whereby the Funds may pay up to a maximum of 0.25%, with respect to the Convertible and Equity Income Funds, and 0.10%, with respect to the Short-Intermediate Fund, per annum of their average daily net assets for expenses incurred in the promotion and distribution of their shares.

Pursuant to the Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Funds' shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Funds, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Funds, the Manager or Distributors or other parties on behalf of the Funds, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Funds, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Funds' shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Funds may be required to register as dealers pursuant to state law.

The Plans were approved by shareholders on April 13, 1994 and by the trustees of the Trust, including those trustees who are not interested persons as defined in the 1940 Act. The Plans are effective through April 30, 1995 and are renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreements may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of a Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of a Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plans should be continued.

For the fiscal year ended October 31, 1994, the Funds paid $69,950 (Short-Intermediate Fund), $55,016 (Convertible Fund) and $71,129 (Equity Income
Fund), respectively, to Distributors or others pursuant to the Plans, which amount was spent in the manner indicated below:

                                  PRINTING AND MAILING
                                  OF PROSPECTUSES
                                  (OTHER THAN TO             PAYMENTS TO
FUND                 ADVERTISING  CURRENT SHAREHOLDERS)     BROKER-DEALERS
Short-Intermediate   $  6,995      $ 9,093                    $53,862
Fund
Convertible Fund     $  9,353      $19,256                    $26,408
Equity Income Fund   $ 31,297      $20,627                    $19,205

GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectuses, each Fund may from time to time quote various performance figures to illustrate the Fund's past performance. Each Fund may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each Fund to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum sales charge in effect currently.

In considering the quotations of total return by a Fund, investors should remember that the maximum sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in a Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in a Fund. The average annual compounded rates of return for each Fund for the indicated periods ended on the date of the financial statements included herein was as follows:

                                                              FROM
FUND NAME                        ONE-YEAR     FIVE-YEAR    INCEPTION
Short-Intermediate Fund*         -4.16%        6.51%        6.82%
Convertible Fund*                -2.41%       11.80%        9.48%
Equity Income Fund**             -2.62%        9.47%       11.44%
*Inception 4/15/87
**Inception 3/15/88

These figures were calculated according to the SEC formula:
      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in each Fund's Prospectus, each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as each Fund's average annual compounded rate, except that such quotations will be based on each Fund's actual return for a specified period rather than on its average return over one-, five-, and ten-year periods, or fractional portion thereof. The total rates of return for each Fund for the indicated periods ended on the date of the financial statements included herein was as follows:

                                                             FROM
FUND NAME                        ONE-YEAR     FIVE-YEAR    INCEPTION
Short-Intermediate Fund*         -4.16%       37.06%        64.62%
Convertible Fund*                -2.41%       74.65%        98.20%
Equity Income Fund**             -2.62%       57.23%       105.14%
*Inception 4/15/87
**Inception 3/15/88

YIELD

Current yield reflects the income per share earned by each Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on the date of the financial statements included herein was as follows:

FUND NAME                         30-DAY YIELD
Short-Intermediate Fund           5.97%
Convertible Fund                  4.88%
Equity Income Fund                4.38%

These figures were obtained using the following SEC formula:
                   6
Yield = 2[(a-b + 1)  - 1]
           ---
           cd

where:

a    = dividends and interest earned during the period

b    = expenses accrued for the period (net of reimbursements)

c    = the average daily number of shares outstanding during the period that were entitled to receive dividends

d    = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Funds' shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

The current distribution rate for each Fund for the period ended October 31, 1994, was as follows:

Short-Intermediate Fund                     5.15%
Convertible Fund                            4.27%
Equity Income Fund                          4.05%

VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to a Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI, with the substitution of net asset value for the public offering price.

The current distribution rate for each Fund for the fiscal year ended October 31, 1994, based on each Fund's net asset value, was as follows:

Short-Intermediate Fund                         5.26%
Convertible Fund                                4.47%
Equity Income Fund                              4.24%

The average annual total return for each Fund, based on net asset value, for the indicated periods ended on the date of the financial statements included herein was as follows:

                                                             FROM
FUND NAME                        ONE-YEAR     FIVE-YEAR    INCEPTION
Short-Intermediate Fund*         -1.94%        7.00%        7.14%
Convertible Fund*                 2.17%       12.83%       10.16%
Equity Income Fund**              1.95%       10.49%       12.21%
*Inception 4/15/87
**Inception 3/15/88

The aggregate total return for each Fund, based on net asset value, for the indicated periods ended on the date of the financial statements included herein was as follows:

                                                             FROM
FUND NAME                        ONE-YEAR     FIVE-YEAR    INCEPTION
Short-Intermediate Fund*         -1.94%       40.27%        68.39%
Convertible Fund*                 2.17%       82.86%       107.64%
Equity Income Fund**              1.95%       64.70%       114.78%
*Inception 4/15/87
**Inception 3/15/88

Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements and other materials regarding the Funds may discuss various measures of a Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis, Lipper - Mutual Fund Yield Survey and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Salomon Brothers Broad Bond Index or its component indices - the Broad Bond Index measures yield, price, and total return for Treasury, Agency, Corporate and Mortgage bonds.

m) Salomon Brothers Composite High Yield Index or its component indices - the High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

n) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee bonds.

o) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal and Government bonds.

p) Other taxable investments, including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

q) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

r) Donoghue's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition there can be no assurance that the Funds will continue their performance as compared to such other averages.

In promoting the sale of Fund shares, advertisements or information for each Fund may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

OTHER FEATURES AND BENEFITS

Each Fund may help investors achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION

The Funds of the Trust are members of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $114 billion in assets under management for more than 3.7 million shareholder accounts and offers 111 U.S.-based mutual funds. A Fund may identify itself by its NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

The Short-Intermediate Fund is eligible for investment by the National Marine Fisheries Service Capital Construction Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the remote risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

As of December 7, 1994, the principal shareholder of the Short-Intermediate Fund, beneficial or of record, the shareholder's addresses and the amount of share ownership were as follows:

                                     NUMBER
FUND                               OF SHARES             PERCENTAGE
SHORT-INTERMEDIATE FUND
City of Scottsdale                 2,969,967.495         13.3%
3939 Civic Center Blvd.
Scottsdale, AZ 85251

From time to time, the number of Trust shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after such clearance; (2) copies of all brokerage confirmations must be sent to a compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to a compliance officer;
(3) in addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform a compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS:

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


FRANKLIN INVESTORS SECURITIES TRUST
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Franklin Investors Securities Trust:

We have audited the accompanying statements of assets and liabilities of the various funds comprising Franklin Investors Securities Trust, including each Fund's statement of investments in securities and net assets, as of October 31, 1994, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods indicated thereon, and the financial highlights included under the caption "Financial Highlights" for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the various funds comprising Franklin Investors Securities Trust as of October 31, 1994, the results of their operations for the year then ended, the changes in their net assets for the periods indicated thereon, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


                                       COOPERS & LYBRAND L.L.P.

San Francisco, California
December 7, 1994





FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994

            SHARES/                                                                VALUE
COUNTRY*   WARRANTS      FRANKLIN GLOBAL GOVERNMENT INCOME FUND                  (NOTE 1)
------------------------------------------------------------------------------------------
                         COMMON STOCKS  .2%
                         FINANCIAL SERVICES  .2%
  US          16,200    bGrupo Financiero Bancomer, ADS ....................   $   370,591
                                                                               -----------

                         HOME BUILDING
  US           2,252    aNVR, Inc. .........................................        12,949
                                                                               -----------
                                 TOTAL COMMON STOCKS (COST $489,481)........       383,540
                                                                               -----------

                         WARRANTS
                         HOME BUILDING
  US           1,193    aNVR, Inc. .........................................         1,118
                                                                               -----------

                         RESTAURANTS/FOOD SERVICES
  US             115    aFoodmaker, Inc. ...................................         1,534
                                                                               -----------
                                 TOTAL WARRANTS (COST $5,230)...............         2,652
                                                                               -----------

                         PREFERRED STOCKS  2.3%
                         FINANCIAL SERVICES
  US         386,780     Nortel Communications, Inc., pfd., Series A........     3,461,681
  US          30,000     Nortel Communications, Inc., pfd., Series B, ADR...       810,000
                                                                               -----------
                                 TOTAL PREFERRED STOCKS (COST $4,200,838)...     4,271,681
                                                                               -----------

              FACE
             AMOUNT
            --------
                         BONDS, NOTES, BILLS & DEBENTURES  76.9%
                         ARGENTINA  5.3%
  US       2,500,000    bHidro Electrica Alicuras, 8.375%, 03/15/99........      2,231,250
  US      16,500,000     Republic of Argentina, 4.25%, 03/31/23............      7,734,375
                                                                               -----------
                                                                                 9,965,625
                                                                               -----------

                         AUSTRALIA  13.0%
  AU      18,500,000     Government of Australia, 13.00%, 07/15/00.........     15,388,320
  AU         696,000     Fanmac Ltd., 13.95%, 05/15/06.....................        554,812
  AU       8,360,000     Queensland Treasury Corp., 8.875%, 11/08/96.......      6,189,512
  AU       3,000,000     Queensland Treasury Corp., 8.00%, 05/14/03........      1,895,234
  AU         450,000    dSnowy Mountain Hydro, (original accretion rate
                           14.00%), 0.00%, 02/01/97........................        277,929
                                                                               -----------
                                                                                24,305,807
                                                                               -----------

                         CANADA  17.3%
  CA      16,000,000    cCanadian Strip, 0.00%, 12/01/08...................      3,180,682
  CA      15,000,000     Government of Canada, 9.50%, 10/01/98.............     11,485,638
  CA       5,000,000     Government of Canada, 9.50%, 06/01/10.............      3,778,049
  CA       3,000,000     Ontario-Hydro, Eurobonds, 9.00%, 06/24/02.........      2,189,198
  CA       3,500,000     Ontario-Hydro, Eurobonds, 8.90%, 08/18/22.........      2,367,750


   The accompanying notes are an integral part of these financial statements.






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)

             FACE                                                                  VALUE
COUNTRY*    AMOUNT       FRANKLIN GLOBAL GOVERNMENT INCOME FUND                  (NOTE 1)
------------------------------------------------------------------------------------------
                         BONDS, NOTES, BILLS & DEBENTURES (CONT.)
                         CANADA (CONT.)
  CA      12,000,000     Province of British Columbia, 8.00%, 09/08/23......   $ 7,488,077
  CA       3,000,000     Rogers Cablesystems, Inc., 9.65%, 01/15/14.........     1,863,147
                                                                               -----------
                                                                                32,352,541
                                                                               -----------

                         DENMARK  4.6%
  DK      23,000,000     Government of Denmark, 9.00%, 11/15/95.............     3,976,298
  DK      27,256,000     Nykredit, 11.00%, 10/01/10.........................     4,716,717
                                                                               -----------
                                                                                 8,693,015
                                                                               -----------

                         FRANCE  .4%
  FR       3,550,197     CB-2 Cetelem Asset Backed Securities, 9.50%,
                           11/20/96.........................................      692,387
                                                                               -----------

                         GREAT BRITAIN  6.5%
  GB       3,670,000     United Kingdom Treasury, 7.00%, 08/06/97...........     5,858,809
  GB       3,500,000     United Kingdom Treasury, 12.00%, 11/20/98..........     6,360,072
                                                                               -----------
                                                                                12,218,881
                                                                               -----------

                         INDIA  .5%
  US         900,000     Essar Gujarat, Ltd., FRN, 8.025%, 07/15/99.........       901,125
                                                                               -----------

                         ITALY  8.6%
  IT  13,000,000,000     Certificati di Credito del Tesoro (CCTS), 8.138%,
                           01/01/00.........................................     8,431,747
  EC       1,500,000     Government of Italy, 9.25%, 03/07/11...............     1,818,532
  GB       1,200,000     Government of Italy, 10.50%, 04/28/14..............     2,048,142
  DD       5,580,000     Republic of Italy, FRN, 5.00%, 07/26/99............     3,694,775
                                                                               -----------
                                                                                15,993,196
                                                                               -----------

                         MEXICO  1.1%
  US         600,000     United Mexican States, FRN, 5.813%, 12/31/19.......       513,789
  US       2,400,000     United Mexican States, Series B, 6.25%, 12/31/19...     1,524,757
                                                                               -----------
                                                                                 2,038,546
                                                                               -----------

                         NEW ZEALAND  6.8%
  NZ       4,400,000     Government of New Zealand, 8.00%, 11/15/95.........     2,690,237
  NZ      15,500,000     Government of New Zealand, 10.00%, 03/15/02........     9,999,585
                                                                               -----------
                                                                                12,689,822
                                                                               -----------

                         PORTUGAL  .8%
  DD       2,330,000     Portugal (Rep), FRN, 5.069%, 07/15/99..............     1,545,898
                                                                               -----------

                         SOUTH AFRICA  4.9%
  ZA      52,975,000     ESCOM, E168, utility deb., 11.00%, 06/01/08........     9,215,761
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.


                                       3



FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)

            FACE                                                                   VALUE
COUNTRY*   AMOUNT        FRANKLIN GLOBAL GOVERNMENT INCOME FUND                  (NOTE 1)
-------------------------------------------------------------------------------------------
                         BONDS, NOTES, BILLS & DEBENTURES (CONT.)
                         SPAIN  2.7%
  SP     240,000,000     Government of Spain, 13.45%, 04/15/96..............  $  2,007,318
  SP     365,000,000     Government of Spain, 11.60%, 01/15/97..............     2,977,121
                                                                              ------------
                                                                                 4,984,439
                                                                              ------------
                         SWEDEN  3.0%
  SE      58,000,000     Government of Sweden, 6.00%, 02/09/05..............     5,690,779
                                                                              ------------
                         UNITED STATES  1.4%
  US       2,150,000     IBM Credit Corp., 10.75%, 12/04/95.................       612,750
  US       2,000,000     Tele-Communications, Inc., cvt. sub. deb., 9.80%,
                          02/01/12..........................................     2,025,961
                                                                              ------------
                                                                                 2,638,711
                                                                              ------------
                             TOTAL BONDS, NOTES, BILLS & DEBENTURES (COST
                              $157,049,188).................................   143,926,533
                                                                              ------------
                             TOTAL COMMON STOCKS, WARRANTS, PREFERRED STOCKS,
                              AND BONDS, NOTES, BILLS & DEBENTURES
                              (COST $161,744,737) ..........................   148,584,406
                                                                              ------------
                         SHORT TERM SECURITIES
                         BONDS  16.8 %

  AU       8,360,000     Australian Treasury Bills, 5.55%, 11/02/94 ........     6,207,004

  SP     600,000,000     Government of Spain, 11.40%, 07/15/95..............     4,874,716

  GR   1,495,400,000     Greek Treasury Bills, 18.15%, 02/14/95.............     6,140,233

  IT   1,710,000,000     Deutschebank Finance, NV, 12.375%, 11/07/94........     1,114,323

  MX       3,500,000     Mexican Federal Treasury Certificates (CETES),
                          13.37%, 11/10/94..................................     1,020,732

  MX      19,442,000     Mexican Federal Treasury Certificates (CETES), 14.33%,
                          04/27/95..........................................     5,278,247

  NZ       5,530,000     New Zealand Treasury Bills, 11/24/94 ..............     3,389,734

  SE      10,000,000     Staten Bostadsfinansier, 13.00%, 09/20/95 .........     1,420,889

  TH      50,000,000     Thailand Military Bank Notes, 6.875%, 06/01/95.....     1,977,088
                                                                              ------------
                            TOTAL SHORT TERM SECURITIES (COST $31,703,036)..    31,422,966
                                                                              ------------
                            TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
                             (COST $193,447,773)............................   180,007,372
                                                                              ------------
                      g,hRECEIVABLES FROM REPURCHASE AGREEMENTS  3.3%

  US       6,365,229     Joint Repurchase Agreement, 4.824%, 11/01/94
                          (Maturity Value: $6,221,865) (COST $6,221,031)
                          Collateral: U.S. Treasury Notes, 4.00% - 11.625%,
                          11/15/94 - 07/31/99...............................     6,221,031
                                                                              ------------
                                TOTAL INVESTMENTS (COST $199,668,804) 99.5%.   186,228,403
                                OTHER ASSETS AND LIABILITIES, NET  .5%......       975,440
                                                                              ------------
                                NET ASSETS  100.0% .........................  $187,203,843
                                                                              ============




   The accompanying notes are an integral part of these financial statements.


                                       4





FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)

                                                                                     VALUE
                     FRANKLIN GLOBAL GOVERNMENT INCOME FUND                         (NOTE 1)
----------------------------------------------------------------------------------------------
                     At October 31, 1994, the net unrealized depreciation
                      based on the cost of investments for income tax purposes
                      of $199,702,051 was as follows:

                       Aggregate gross unrealized appreciation for all
                        investments in which there was an excess of value over
                        tax cost..............................................    $  3,090,732

                       Aggregate gross unrealized depreciation for all
                        investments in which there was an excess of tax cost
                        over value ...........................................     (16,564,380)
                                                                                  ------------
                       Net unrealized depreciation ...........................    $(13,473,648)
                                                                                  ============
PORTFOLIO ABBREVIATIONS:
FRN - Floating Rate Notes

COUNTRY LEGEND:

AU  - Australia
CA  - Canada
DD  - Germany
DK  - Denmark
EC  - European Community
FR  - France
GB  - Great Britain
GR  - Greece
IT  - Italy
MX  - Mexico
NZ  - New Zealand
SE  - Sweden
SP  - Spain
TH  - Thailand
US  - United States
ZA  - South Africa



*Securities traded in currency of country indicated.
aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
cZero coupon bonds. Accretion rate may vary.
dZero coupon bonds. The current effective yield may vary. The original accretion date by security will remain constant.
gFace amount for repurchase agreements is for the underlying collateral. hSee Note 1(h) regarding Joint Repurchase Agreement.



  The accompanying notes are an integral part of these financial statements.

                                       5






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994


 FACE          FRANKLIN SHORT-INTERMEDIATE                                        VALUE
AMOUNT         U.S. GOVERNMENT SECURITIES FUND                                   (NOTE 1)
-------------------------------------------------------------------------------------------
               U.S. GOVERNMENT SECURITIES 99.8%
 $25,000,000   U.S. Treasury Notes, 7.50%, 11/15/01 .......................    $ 24,820,300
  12,000,000   U.S. Treasury Notes, 6.375%, 01/15/99 ......................      11,572,500
   4,000,000   U.S. Treasury Notes, 5.125%, 11/30/98 ......................       3,688,748
   6,700,000   U.S. Treasury Notes, 4.75%, 08/31/98 .......................       6,132,590
   2,000,000   U.S. Treasury Notes, 5.125%, 06/30/98 ......................       1,863,124
  10,000,000   U.S. Treasury Notes, 5.125%, 03/31/98 ......................       9,368,750
   6,000,000   U.S. Treasury Notes, 5.50%, 09/30/97 .......................       5,756,250
   6,500,000   U.S. Treasury Notes, 6.75%, 02/28/97 .......................       6,475,625
  80,000,000  cU.S. Treasury Strips, 0.00%, 02/15/97.......................      68,483,840
   5,000,000   U.S. Treasury Notes, 6.25%, 01/31/97 .......................       4,932,810
   4,000,000   U.S. Treasury Notes, 6.125%, 12/31/96 ......................       3,946,248
  22,300,000   U.S. Treasury Notes, 6.25%, 08/31/96 .......................      22,125,770
  56,695,000   U.S. Treasury Notes, 5.125%, 03/31/96 ......................      55,682,428
                                                                               ------------
                      TOTAL U.S. GOVERNMENT SECURITIES (COST $231,271,813).     224,848,983
                                                                               ------------
            g,hRECEIVABLES FROM REPURCHASE AGREEMENTS
      12,679   Joint Repurchase Agreement, 4.824%, 11/01/94 (Maturity Value
                $12,055)
                (COST $12,053)
               Collateral: U.S. Treasury Notes, 4.00% - 11.625%, 11/15/94 -
                07/31/99...................................................          12,053
                                                                               ------------
                      TOTAL INVESTMENTS (COST $231,283,866) 99.8%..........     224,861,036

                      OTHER ASSETS AND LIABILITIES, NET .2%................         490,695
                                                                               ------------
                      NET ASSETS 100.0% ...................................    $225,351,731
                                                                               ============
               At October 31, 1994, the net unrealized depreciation based on the cost of investment for income tax purposes of
                $231,283,866 was as follows:
                 Aggregate gross unrealized appreciation for all investments
                  in which there was an excess of value over tax cost .....    $         --

                 Aggregate gross unrealized depreciation for all investments
                  in which there was an excess of tax cost over value .....      (6,422,830)
                                                                               ------------
                 Net unrealized depreciation ..............................    $ (6,422,830)
                                                                               ============

cZero coupon bonds. Accretion rate may vary.
gFace amount for repurchase agreements is for the underlying collateral. hSee Note 1(h) regarding Joint Repurchase Agreement.


   The accompanying notes are an integral part of these financial statements.

                                       6







FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994


                                                                                     VALUE
SHARES         FRANKLIN CONVERTIBLE SECURITIES FUND                                 (NOTE 1)
-----------------------------------------------------------------------------------------------
              WARRANTS
              HOME BUILDERS
  3,872      aNVR L.P., warrants (COST $16,456) ................................  $    3,630
                                                                                  ----------
              CONVERTIBLE PREFERRED STOCKS  37.2%
              AUTOMOTIVE  .6%

   4,400      Ford Motor Co., $4.20 cum. cvt. pfd., Series A ...................     425,700
                                                                                  ----------
              BANKING  3.2%
  15,070      Bank of America Corp., $3.25 cvt. pfd., Series G .................     798,710
  14,000      Chemical Banking Corp., $5.00 cvt. pfd. ..........................   1,015,000
   2,300      Citicorp, $5.375 cvt. pfd. .......................................     301,588
                                                                                  ----------
                                                                                   2,115,298
                                                                                  ----------
              BROADCAST/MEDIA  .8%
  11,800      Evergreen Media Corp., $3.00 cvt. pfd., Series A .................     531,000
                                                                                  ----------
              BUILDING MATERIALS  .4%
   6,600      Southdown, Inc., $2.875 cvt. pfd., Series D ......................     245,850
                                                                                  ----------
              CONGLOMERATES  1.1%
  50,000     bWestinghouse Electric Co., $1.30 cvt. pfd., Series C .............     762,500
                                                                                  ----------
              CONSTRUCTION  1.0%
  15,700     bMcDermott International, Inc., $2.875 cum. cvt. pfd., Series C ...     679,025
                                                                                  ----------
              ENERGY  2.9%
  22,500      Occidental Petroleum Corp., $3.00 cvt. pfd. ......................   1,130,625
  14,500     bOccidental Petroleum Corp., $3.875 cvt. pfd. .....................     772,125
                                                                                  ----------
                                                                                   1,902,750
                                                                                  ----------
              ENTERTAINMENT  .7%
  20,000      AMC Entertainment, Inc., $1.75 cvt. pfd. .........................     472,500
                                                                                  ----------
              FINANCIAL SERVICES  2.4%
  20,000      Integon Corp., $3.875 cvt. pfd. ..................................     995,000
  11,300      Travelers Corp., 2.75% cvt. pfd., Series B .......................     624,325
                                                                                  ----------
                                                                                   1,619,325
                                                                                  ----------
              GOLD  1.8%
  19,000      AMAX Gold, Inc., $3.75 cvt. pfd., Series B .......................   1,007,000
   2,600      Battle Mountain Gold Co., $3.25 cvt. pfd. ........................     164,125
                                                                                  ----------
                                                                                   1,171,125
                                                                                  ----------
              METAL & RESOURCES  3.9%
  19,200      Armco, Inc., $3.625 cvt. pfd., Series A ..........................   1,036,800
   6,000     bBethlehem Steel Corp., $3.50 cvt. pfd. ...........................     329,250



   The accompanying notes are an integral part of these financial statements.

                                       7






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


                                                                                      VALUE
SHARES        FRANKLIN CONVERTIBLE SECURITIES FUND                                   (NOTE 1)
-----------------------------------------------------------------------------------------------
               CONVERTIBLE PREFERRED STOCKS (CONT.)
               METAL & RESOURCES (CONT.)

  10,000       Cyprus/AMAX Minerals Co., $4.00 cvt. pfd., Series A .............   $  621,250
  12,000       WHX Corp., 6.50% cvt. pfd., Series A ............................      649,500
                                                                                   ----------
                                                                                    2,636,800
                                                                                   ----------
               OIL & GAS  7.2%

  18,700      bDiamond Shamrock, $2.50 cvt. pfd. ...............................    1,117,325
  48,500       Gerrity Oil & Gas, $1.50 cvt. pfd. ..............................      679,000
  27,600       Noble Drilling Corp., $2.25 cvt. exch. pfd. .....................    1,090,200
  18,000      bParker & Parsley Petroleum Co., 6.25% cvt. pfd. .................      929,250
  43,475       Snyder Oil Corp., $1.50 cvt. pfd. ...............................    1,005,359
                                                                                  -----------
                                                                                    4,821,134
                                                                                  -----------
               LONG DISTANCE/TELECOMMUNICATIONS  .5%
  10,000       LCI International, Inc., 5.00% cvt. pfd. ........................      332,500
                                                                                  -----------
               REAL ESTATE  .5%
   6,250       Catellus Development Corp., $3.75 cvt. pfd., Series A............      322,656
                                                                                  -----------
               REAL ESTATE INVESTMENT TRUSTS  3.1%
  50,100       Merry Land & Investment Co., $1.75 cvt. pfd., Series A...........    1,202,400
  40,000       Property Trust of America, 1.75% cvt. pfd., Series A.............      865,000
                                                                                  -----------
                                                                                    2,067,400
                                                                                  -----------
               RESTAURANT  .9%
  31,100       Flagstar Cos., Inc., $2.25 cvt. pfd., Series A ..................      618,113
                                                                                  -----------
               SAVINGS & LOANS  2.2%
   9,700       Great Western Financial Corp., $4.375 cvt. pfd. .................      527,437
  15,900       Roosevelt Financial Group, $3.25 cvt. pfd. ......................      938,100
                                                                                  -----------
                                                                                    1,465,537
                                                                                  -----------
               SEMICONDUCTORS  1.7%
  16,300       National Semiconductor Corp., $3.25 cvt. pfd. ...................    1,124,700
                                                                                  -----------
               TEXTILES  1.2%
  15,500       Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ..............      815,688
                                                                                  -----------
               TRANSPORTATION  1.1%
  16,500      bAmerican Airlines, Inc., $3.00 cvt. pfd. ........................      715,688
                                                                                  -----------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $24,598,003).......   24,845,289
                                                                                  -----------




   The accompanying notes are an integral part of these financial statements.

                                       8




FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


 FACE                                                                                  VALUE
AMOUNT         FRANKLIN CONVERTIBLE SECURITIES FUND                                   (NOTE 1)
-----------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS   54.8%
               ADVERTISING  1.6%

$1,000,000    bOmnicom Group, cvt. deb., 4.50%, 09/01/00........................   $ 1,062,500
                                                                                   -----------
               BROADCAST/MEDIA  1.6%
   850,000    bAll American Communications, Inc., cvt. deb., 6.50%, 10/01/03....       697,000
 1,000,000    cTime Warner, Inc., cvt., LYONs, (original accretion rate 5.00%),
                0.00%, 06/22/13.................................................       362,500
                                                                                    ----------
                                                                                     1,059,500
                                                                                    ----------
               BUILDING MATERIALS  .3%
   175,000     Owens Corning Fiberglass Corp., cvt. junior sub. deb., 8.00%,
                12/30/05........................................................       195,781
                                                                                    ----------
               CABLE  3.5%
 2,300,000     Comcast Corp., cvt. notes, 1.125%, 04/15/07 .....................       971,750
 3,705,000    cRogers Communication, Inc., cvt. sub. notes, LYONs, (original
                accretion rate 5.50%), 0.00%, 05/20/13..........................     1,352,325
                                                                                    ----------
                                                                                     2,324,075
                                                                                    ----------
               CONGLOMERATES  3.5%
 1,750,000    bHanson America, Inc., cvt. notes, 2.39%, 03/01/01................     1,274,219
 1,000,000    bThermo Electron Corp., cvt. deb., 5.00%, 04/15/01 ...............     1,095,000
                                                                                    ----------
                                                                                     2,369,219
                                                                                    ----------
               CONSUMER PRODUCTS  2.0 %
   975,000     American Brands, Inc., cvt. deb., 7.625%, 03/05/01...............       989,625
   500,000     Bell Sports Corp., cvt. sub. deb., 4.125%, 11/15/00 .............       361,250
                                                                                    ----------
                                                                                     1,350,875
                                                                                    ----------
               CONSUMER SERVICES  .9%
   750,000     CTII Overseas Finance, cvt. guaranteed, 4.25%, 11/18/98..........       596,250
                                                                                    ----------
               CONSTRUCTION  .6%
   500,000    bKumagai Gumi HK Finance Co., cvt. guaranteed, 4.875%, 12/08/98...       428,750
                                                                                    ----------
               FINANCIAL SERVICES  3.3%
   750,000    bIndustrial Credit & Investment, cvt. deb., 2.50%, 04/03/00.......       667,500
 1,100,000    bPeregrine Investment Finance, cvt. guaranteed, 4.50%, 12/01/00...       860,750
 1,400,000    cUSF & G Corp., cvt. sub. notes, (original accretion rate 4.50%),
                0.00%, 03/03/09.................................................       663,250
                                                                                    ----------
                                                                                     2,191,500
                                                                                    ----------
               GROCERY/FOOD  2.0%
 1,150,000     Chock Full O'Nuts, cvt. deb., 7.00%, 04/01/12 ...................       954,500
   250,000     Kroger Co., cvt. junior sub. deb., 6.375%, 12/01/99 .............       347,187
                                                                                    ----------
                                                                                     1,301,687
                                                                                    ----------

  The accompanying notes are an integral part of these financial statements.

                                       9




FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


 FACE                                                                                  VALUE
AMOUNT         FRANKLIN CONVERTIBLE SECURITIES FUND                                   (NOTE 1)
-----------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS (CONT.) 54.8%
               HEALTH CARE  5.5%

$  600,000     bAbbey Healthcare Group, Inc., cvt. sub. notes, 6.50%, 12/01/12...    $  705,000
   450,000      GranCare, Inc., cvt. sub. deb., 6.50%, 01/15/03 .................       392,624
 1,200,000     bMedical Care International, Inc., cvt. sub. deb., 6.75%,
                 10/01/06........................................................     1,044,000
 1,200,000      Pacific Physician Services, cvt. sub. deb., 5.50%, 12/15/03......       996,000
   500,000      Summit Health, cvt. sub. notes, 7.50%, 04/01/03 .................       562,500
                                                                                     ----------
                                                                                      3,700,124
                                                                                     ----------
                INDEPENDENT POWER PRODUCER  1.7%
 1,145,000      AES Corp., cvt. deb., 6.50%, 03/15/02 ...........................     1,134,981
                                                                                     ----------
                INDUSTRIAL EQUIPMENT  1.8%
   200,000      Raymond Corp., cvt. sub. deb., 6.50%, 12/15/03 ..................       240,000
   950,000      Varlen Corp., cvt. sub. deb., 6.50%, 06/01/03 ...................       963,063
                                                                                     ----------
                                                                                      1,203,063
                                                                                     ----------
                INSURANCE COMPANIES  2.1%

  2,050,000     Fidelity National Financial, cvt. sub. notes, LYONs, (original
                 accretion rate 5.50%), 0.00%, 02/15/09..........................       709,812
    750,000     Leucadia National Corp., cvt. deb., 5.25%, 02/01/03 .............       662,813
                                                                                     ----------
                                                                                      1,372,625
                                                                                     ----------
                LONG DISTANCE/TELECOMMUNICATIONS  1.4%
    500,000  b,cCellular Communications, Inc., cvt. sub. notes, (original
                 accretion rate 7.50%), 0.00%, 07/27/99..........................       414,375
    495,000     Cellular, Inc., cvt. sub. deb., 6.75%, 07/15/09.................        533,363
                                                                                     ----------
                                                                                        947,738
                                                                                     ----------
                METAL & RESOURCES  2.5%
    500,000    bHomestake Mining Co., cvt. sub. deb., 5.50%, 06/23/00 ...........       504,375
    350,000     Inco, Ltd., cvt. deb., 5.75%, 07/01/04 ..........................       409,062
    800,000     Teck Corp., cvt. sub. deb., 3.75%, 07/15/06 .....................       776,000
                                                                                     ----------
                                                                                      1,689,437
                                                                                     ----------
                OIL & GAS  3.2%
    725,000     Noble Affiliates, cvt. sub. notes, 4.25%, 11/01/03 ..............       715,937
    550,000     Pennzoil Co., cvt. sub. deb., 6.50%, 01/15/03....................       633,876
    550,000     Presidio Oil Co., cvt. sub. deb., 9.00%, 03/15/15................       286,000
    500,000    bSeacor Holdings, Inc., cvt. sub. deb., 6.00%, 07/01/03...........       510,000
                                                                                     ----------
                                                                                      2,145,813
                                                                                     ----------
                POLLUTION CONTROL  .4%
    400,000     Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15....       262,000
                                                                                     ----------




   The accompanying notes are an integral part of these financial statements.

                                       10





FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


 FACE                                                                                  VALUE
AMOUNT         FRANKLIN CONVERTIBLE SECURITIES FUND                                   (NOTE 1)
-----------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS (CONT.)
               PUBLISHING/NEWSPAPERS  .9%
$2,100,000    cHollinger, Inc., cvt. sub. notes, (original accretion rate
                6.00%), 0.00%, 10/05/13....................................        $   624,750
                                                                                   -----------
               REAL ESTATE  2.1%
   500,000    bHenderson Capital International, cvt. deb., 4.00%,
                10/27/96...................................................            490,625
 1,400,000     U.S. Home Corp., cvt. sub. notes, 4.875%, 11/01/05 .........            927,500
                                                                                   -----------
                                                                                     1,418,125
                                                                                   -----------
               REAL ESTATE INVESTMENT TRUSTS  2.6%
 1,000,000    bHealth Care Properties Investment, Inc., cvt. sub.,
                6.00%, 11/01/00............................................            882,500
   900,000     Liberty Property Trust, cvt. sub. deb., 8.00%, 07/01/01.....            858,375
                                                                                   -----------
                                                                                     1,740,875
                                                                                   -----------
               RETAIL  1.8%
   550,000     Carter Hawley Hale Stores, cvt. senior sub. notes,
                6.25%, 12/31/00............................................            602,250
   200,000     Home Depot, Inc., cvt. sub. notes, 4.50%, 02/15/97..........            241,250
   500,000     Proffitt's, Inc., cvt. sub. deb. 4.75%, 11/01/03 ...........            363,750
                                                                                   -----------
                                                                                     1,207,250
                                                                                   -----------
               SEMICONDUCTORS  2.1%
 1,230,000    cMotorola, Inc., cvt. sub. notes, LYONs, (original accretion
                rate 6.00%), 0.00%, 09/07/09...............................          1,329,938
                                                                                   -----------
               SOFTWARE  .5%
   290,000     Sterling Software, Inc., cvt. sub. deb., 5.75%, 02/01/03....            350,900
                                                                                   -----------
               TECHNOLOGY  2.2%
   700,000     Conner Peripherals, Inc., cvt. deb., 6.50%, 03/01/02........            552,125
 1,750,000  b,cSilicon Graphics, Inc., cvt. sub. deb., (original accretion
                rate 4.15%), 0.00%, 11/02/13...............................            931,875
                                                                                   -----------
                                                                                     1,484,000
                                                                                   -----------
               TELECOMMUNICATIONS  1.6%
   475,000    bAspect Telecommunications Corp., cvt. sub. deb.,
                5.00%, 10/15/03............................................            486,281
   500,000     California Microwave, cvt. sub. notes, 5.25%, 12/15/03......            596,250
                                                                                   -----------
                                                                                     1,082,531
                                                                                   -----------
               TRANSPORTATION  2.9%
 1,315,000     Air Express International Corp., cvt. sub. deb., 6.00%,
                01/15/03...................................................          1,298,562
   700,000     Airborne Freight Corp., cvt. deb., 6.75%, 08/15/01 .........            642,250
                                                                                   -----------
                                                                                     1,940,812
                                                                                   -----------
                 TOTAL CONVERTIBLE BONDS (COST $36,404,312) ...............         36,515,099
                                                                                   -----------
               GOVERNMENT SECURITIES  4.4%
 3,000,000     U.S. Treasury Notes, 5.125%, 03/31/96 (COST $2,985,480).....          2,946,420
                                                                                   -----------
                 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
                  (COST $64,004,251).......................................         64,310,438
                                                                                   -----------



   The accompanying notes are an integral part of these financial statements.

                                       11




FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


   FACE                                                                                            VALUE
  AMOUNT         FRANKLIN CONVERTIBLE SECURITIES FUND                                             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
              g,hRECEIVABLES FROM REPURCHASE AGREEMENTS  2.2%
$1,539,884       Joint Repurchase Agreement, 4.824%, 11/01/94 (Maturity Value $1,504,507)
                 (COST $1,504,305)
                 Collateral: U.S. Treasury Notes, 4.00% - 11.625%, 11/15/94 - 07/31/99.......   $ 1,504,305
                                                                                                -----------
                             TOTAL INVESTMENTS (COST $65,508,556)  98.4% ....................    65,814,743
                             OTHER ASSETS AND LIABILITIES, NET  1.6% ........................     1,054,283
                                                                                                -----------
                             NET ASSETS 100.0% ..............................................   $66,869,026
                                                                                                ===========
                 At October 31, 1994, the net unrealized appreciation based on the cost of investments for income tax purposes of $65,508,556 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                    there was an excess of value over tax cost ..............................   $ 3,292,787
                   Aggregate gross unrealized depreciation for all investments in which
                    there was an excess of tax cost over value ..............................    (2,986,600)
                                                                                                -----------
                   Net unrealized appreciation ..............................................   $   306,187
                                                                                                ===========

PORTFOLIO ABBREVIATION:
LYONS - Liquid Yield Option Notes

aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
cZero coupon bonds. The current effective yield may vary. The original accretion rate by security will remain constant.
gFace amount for repurchase agreements is for the underlying collateral. hSee Note 1(h) regarding Joint Repurchase Agreement.


   The accompanying notes are an integral part of these financial statements.



                                       12





FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994

 FACE                                                                                  VALUE
AMOUNT         FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                    (NOTE 1)
-----------------------------------------------------------------------------------------------
               MUTUAL FUNDS  100.8%
76,822,612     U.S. Government ARM Portfolio (Note 1)............................. $705,999,804
                                                                                   ------------
                    TOTAL INVESTMENTS (COST $772,055,642)  100.8% ................  705,999,804
                    LIABILITIES IN EXCESS OF OTHER ASSETS, NET  (.8)% ............   (5,382,982)
                                                                                   ------------
                    NET ASSETS  100.0% ........................................... $700,616,822
                                                                                   ============
               At October 31, 1994, the net unrealized depreciation based on the cost of investments for income tax purposes of $772,055,642 was as follows:
                 Aggregate gross unrealized appreciation for all investments in
                  which there was an excess of value over tax cost................ $         --
                 Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value................  (66,055,838)
                                                                                   ------------
                 Net unrealized depreciation...................................... $(66,055,838)
                                                                                   ============



   The accompanying notes are an integral part of these financial statements.

                                       13






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994


                                                                    VALUE
SHARES      FRANKLIN EQUITY INCOME FUND                           (NOTE 1)
---------------------------------------------------------------------------
            COMMON STOCKS  56.3%
            CHEMICALS  4.4%
  29,800    Chemed Corp. .........................................$1,016,925
  19,800    Dow Chemical Co. ..................................... 1,455,300
  35,500    Goodrich (B.F.) Co. .................................. 1,593,063
                                                                  ----------
                                                                   4,065,288
                                                                  ----------
            CONGLOMERATES  3.3%
  90,400    Hanson, Plc., Sponsored ADR .......................... 1,683,700
  65,300    Ogden Corp. .......................................... 1,403,950
                                                                  ----------
                                                                   3,087,650
                                                                  ----------
            FINANCE  1.9%
  26,100    Ahmanson (H.F.) & Co. ................................   499,162
  68,300    Great Western Financial Corp. ........................ 1,220,862
                                                                  ----------
                                                                   1,720,024
                                                                  ----------
            INSURANCE  2.4%
  30,000    Aetna Life & Casualty Co. ............................ 1,383,750
  13,400    CIGNA Corp. ..........................................   882,725
                                                                  ----------
                                                                   2,266,475
                                                                  ----------
            MEDICAL SUPPLIES  1.5%
  52,900    Baxter International, Inc. ........................... 1,375,400
                                                                  ----------
            OIL-INTEGRATED-INTERNATIONAL  9.5%
  16,800    Atlantic Richfield Co. ............................... 1,820,700
  27,400    Chevron Corp. ........................................ 1,233,000
  27,400    Exxon Corp. .......................................... 1,722,775
  11,800    Mobil Corp. .......................................... 1,014,800
  29,900    Pennzoil Co. ......................................... 1,539,850
  22,500    Texaco, Inc. ......................................... 1,470,937
                                                                  ----------
                                                                   8,802,062
                                                                  ----------
            PAPER & FOREST PRODUCTS  2.9%
  48,300    Federal Paper Board Co. .............................. 1,449,000
  33,100    Potlatch Corp. ....................................... 1,266,075
                                                                  ----------
                                                                   2,715,075
                                                                  ----------
            PHARMACEUTICAL  8.1%
  30,700    American Home Products Corp. ......................... 1,949,450
  30,000    Bristol-Myers Squibb Co. ............................. 1,751,250
  39,400    Merck & Co., Inc. .................................... 1,408,550




   The accompanying notes are an integral part of these financial statements.

                                       14






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


                                                                      VALUE
 SHARES     FRANKLIN EQUITY INCOME FUND                              (NOTE 1)
 ----------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            PHARMACEUTICAL (CONT.)
  41,400    Upjohn Co. ...........................................$ 1,366,200
  24,000    Zeneca Group, Plc., ADR ..............................  1,011,000
                                                                  -----------
                                                                    7,486,450
                                                                  -----------
            PUBLISHING  1.8%
  28,300    Dun & Bradstreet Corp. ...............................  1,659,088
                                                                  -----------
            RETAIL STORES  1.7%
  97,200    Kmart Corp. ..........................................  1,591,650
                                                                  -----------
            STEEL  .8%
  13,300    Carpenter Technology Corp. ...........................    751,450
                                                                  -----------
            TOBACCO  3.0%
  35,600    American Brands, Inc. ................................  1,237,100
  25,500    Philip Morris Cos., Inc. .............................  1,561,874
                                                                  -----------
                                                                    2,798,974
                                                                  -----------
            TRANSPORTATION  1.4%
  65,000    Yellow Corp. .........................................  1,267,500
                                                                  -----------
            UTILITIES - ELECTRIC  6.9%
  34,500    American Electric Power Co. ..........................  1,104,000
  52,300    Cinergy Corp. ........................................  1,209,438
  35,600    Dominion Resources, Inc. .............................  1,321,650
  52,500    Pacificorp ...........................................    925,313
  31,300    SCEcorp ..............................................    434,288
  43,000    Texas Utilities Co. ..................................  1,402,875
                                                                  -----------
                                                                    6,397,564
                                                                  -----------
            UTILITIES - TELEPHONE  6.7%
  15,700    BellSouth Corp. ......................................    836,025
  51,200    GTE Corp. ............................................  1,574,400
  39,700    NYNEX Corp. ..........................................  1,558,225
  41,300    Pacific Telesis Group ................................  1,306,113
  25,700    U.S. West, Inc. ......................................    966,962
                                                                  -----------
                                                                    6,241,725
                                                                  -----------
                  TOTAL COMMON STOCKS (COST $49,649,130) ......... 52,226,375
                                                                  -----------
            CONVERTIBLE PREFERRED STOCKS  21.9%
  27,100 (b)American Airlines, Inc., $3.00 cvt. pfd. .............  1,175,463
   9,100    Battle Mountain Gold Co., $3.25 cvt. pfd. ............    574,437
  25,600 (b)Bethlehem Steel Corp., $3.50 cvt. pfd. ...............  1,404,800



   The accompanying notes are an integral part of these financial statements.



                                       15






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994


                                                                                       VALUE
SHARES         FRANKLIN EQUITY INCOME FUND                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS (CONT.)
  35,000    Boise Cascade Corp., $1.58 cvt. pfd., Series G ........................  $  861,875
  29,200   bCatellus Development Corp., $3.625 cvt. pfd., Series B.................   1,324,950
  27,800    Chemical Banking Corp., $5.00 cvt. pfd. ...............................   2,015,500
  15,900    Evergreen Media Corp., $3.00 cvt. pfd., Series A ......................     715,500
  16,200    General Motors Corp., $3.25 cvt. pfd., Series C .......................     909,225
  60,000    James River Corp., 9.00% cvt. pfd., Series P ..........................   1,320,000
  77,000    Kaufman & Broad Homes Corp., $1.52 cvt. pfd., Series B.................   1,164,625
  20,700   bOccidental Petroleum Corp., $3.875 cvt. pfd. ..........................   1,102,275
  21,500   bParker & Parsley Petroleum Co., 6.25% cvt. pfd. .......................   1,109,938
 150,000    RJR Nabisco Holdings Corp., 9.25% cvt. pfd., Series C..................   1,031,250
   8,900    Roosevelt Financial Group, $3.25 cvt. pfd. ............................     525,100
  99,000    Santa Fe Energy Resources, Inc., $0.73 cvt. pfd., Series A.............     903,375
  21,100   bTransco Energy Co., $3.50 cvt. pfd. ...................................     902,025
  21,100    Travelers Corp., $2.75 cvt. pfd. ......................................   1,165,775
  83,000   bWestinghouse Electric Co., $1.30 cvt. pfd., Series C...................   1,265,750
  18,000    WHX Corp., $3.75 cvt. pfd., Series B ..................................     891,000
                                                                                    -----------
                  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $20,327,724)............  20,362,863
                                                                                    -----------


  FACE
 AMOUNT
--------
            SHORT TERM INVESTMENTS
            GOVERNMENT SECURITIES  7.3%
$ 7,000,000 U.S. Treasury Notes, 4.43% - 5.54%, 01/05/95 - 09/21/95
              (COST $6,761,268) ...................................................   6,761,224
                                                                                    -----------
                  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
                    (COST $76,738,123).............................................  79,350,462
                                                                                    -----------
         g,hRECEIVABLES FROM REPURCHASE AGREEMENTS  14.6%
13,882,325  Joint Repurchase Agreement, 4.824%, 11/01/94 (Maturity Value $13,510,353)
              (COST $13,508,543)
              Collateral: U.S. Treasury Bills, 4.00% - 11.625%,
                11/15/94 - 07/31/99................................................  13,508,543
                                                                                    -----------
                      TOTAL INVESTMENTS (COST $90,246,666)  100.1%.................  92,859,005
                      LIABILITIES IN EXCESS OF OTHER ASSETS, NET  (.1)% ...........     (96,241)
                                                                                    -----------
                      NET ASSETS  100.0% .......................................... $92,762,764
                                                                                    ===========



   The accompanying notes are an integral part of these financial statements.

                                       16






FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994

                                                                                         VALUE
           FRANKLIN EQUITY INCOME FUND                                                 (NOTE 1)
-----------------------------------------------------------------------------------------------
           At October 31, 1994, the net unrealized appreciation based on the cost of investments for income tax purposes of $90,257,730 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost .................  $ 4,286,449
              Aggregate gross unrealized depreciation for all investments in which
                there was an excess of tax cost over value ........................   (1,685,174)
                                                                                     -----------
              Net unrealized appreciation .........................................  $ 2,601,275
                                                                                     ===========


bSee Note 8 regarding Rule 144A securities.
gFace amount for repurchase agreements is for the underlying collateral. hSee Note 1(h) regarding Joint Repurchase Agreement.




   The accompanying notes are an integral part of these financial statements.



                                       17




FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994

                                                                                                       VALUE
 SHARES           FRANKLIN ADJUSTABLE RATE SECURITIES FUND                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
                  MUTUAL FUNDS   100.3%
2,542,902         Adjustable Rate Securities Portfolio (Note 1) ................................    $24,640,724
                                                                                                    -----------
                       TOTAL INVESTMENTS (COST $25,555,241)   100.3% ...........................     24,640,724
                       LIABILITIES IN EXCESS OF OTHER ASSETS, NET   (.3)% ......................        (76,484)
                                                                                                    -----------
                       NET ASSETS   100.0% .....................................................    $24,564,240
                                                                                                    ===========

                  At October 31, 1994, the net unrealized depreciation based on the cost of investments for income tax purposes of $25,561,113 was as follows:
                       Aggregate gross unrealized appreciation for all investments in which
                          there was an excess of value over tax cost ...........................    $        --
                       Aggregate gross unrealized depreciation for all investments in which
                          there was an excess of tax cost over value ...........................       (920,389)
                                                                                                    -----------
                       Net unrealized depreciation .............................................    $  (920,389)
                                                                                                    ===========


  The accompanying notes are an integral part of these financial statements.

                                      18





FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1994

                                                                    FRANKLIN
                                             FRANKLIN GLOBAL   SHORT-INTERMEDIATE     FRANKLIN
                                               GOVERNMENT        U.S. GOVERNMENT     CONVERTIBLE
                                               INCOME FUND       SECURITIES FUND   SECURITIES FUND
                                             ---------------   -----------------   ---------------
Assets:
 Investments:
  At identified cost.......................    $193,447,773      $231,271,813        $64,004,251
                                               ============      ============        ===========

  At value.................................     180,007,372       224,848,983         64,310,438
 Receivables from repurchase agreements at
  value and cost...........................       6,221,031            12,053          1,504,305
 Cash......................................          94,453                --             83,669
 Receivables:
  Dividends and interest...................       5,151,956         2,072,949            704,901
  Investment securities sold...............       2,130,473                --            655,059
  Capital shares sold......................          60,735           362,730            148,095
 Unrealized appreciation on forward
  foreign currency contracts (Note 2)......         107,435                --                 --
                                               ------------      ------------        -----------
      Total assets.........................     193,773,455       227,296,715         67,406,467
                                               ------------      ------------        -----------
Liabilities:
 Payables:
  Investment securities purchased .........       6,198,638                --            367,100
  Capital shares repurchased...............         174,436         1,387,888             27,205
  Dividends to shareholders................              --           382,907                 --
  Distribution fees........................          36,238            41,000             33,150
  Management fees..........................          88,462           104,139             97,189
  Shareholder servicing costs..............           7,000             5,150              3,000
 Accrued expenses and other payables.......          64,838            23,900              9,797
                                               ------------      ------------        -----------
      Total liabilities....................       6,569,612         1,944,984            537,441
                                               ------------      ------------        -----------
Net assets, at value.......................    $187,203,843      $225,351,731        $66,869,026
                                               ============      ============        ===========
Net assets consist of:
 Undistributed net investment income.......    $ 16,291,164      $    548,107        $   201,976
 Unrealized appreciation (depreciation) on
  investments and translation of assets
  and liabilities denominated in foreign
  currencies...............................     (13,129,616)       (6,422,830)           306,187
 Net realized gain (loss) from investments
  and foreign currency transactions........     (15,963,546)       (2,435,636)         3,803,783
 Capital shares............................         232,126           224,710             54,182
 Additional paid-in capital................     199,773,715       233,437,380         62,502,898
                                               ------------      ------------        -----------
Net assets, at value.......................    $187,203,843      $225,351,731        $66,869,026
                                               ============      ============        ===========
Shares outstanding.........................      23,212,589        22,470,954          5,418,177
                                               ============      ============        ===========
Net asset value per share..................           $8.06            $10.03             $12.34
                                               ============      ============        ===========
Representative computation of net asset
 value and offering price per share:
 Net asset value and redemption price per
  share (Global Government Income Fund)
  ($ 187,203,843 (/) 23,212,589).                     $8.06
                                               ============
 Maximum offering price (100/95.75 of
  $8.06+)*.................................           $8.42
                                               ============

+The maximum offering price for each of the other series of the Trust is calculated as follows: Franklin Short-Intermediate U.S. Government Securities Fund - 100/97.75 of $10.03; Franklin Convertible Securities Fund - 100/95.50 of $12.34; Franklin Adjustable U.S. Government Securities Fund - 100/97.75 of $9.20; Franklin Equity Income Fund - 100/95.50 of $14.14; Franklin Adjustable Rate Securites Fund - 100/97.75 of $9.70

*On sales of $100,000 or more the offering price is reduced as stated in the section of the Prospectus entitled "How to Buy Shares of the Fund."

  The accompanying notes are an integral part of these financial statements.


                                       19






FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1994

                                                                     FRANKLIN
                                                                    ADJUSTABLE                                 FRANKLIN
                                                                  U.S. GOVERNMENT       FRANKLIN EQUITY     ADJUSTABLE RATE
                                                                  SECURITIES FUND         INCOME FUND       SECURITIES FUND
                                                                  ---------------       ---------------     ---------------
Assets:
  Investments:
    At identified cost...........................................    $772,055,642         $76,738,123          $25,555,241
                                                                     ============         ===========          ===========
    At value.....................................................     705,999,804          79,350,462           24,640,724
  Receivables from repurchase agreements at value and cost ......              --          13,508,543                   --
  Cash...........................................................          75,682              82,590                   --
  Receivables:
    Dividends and interest.......................................              --             448,551                   --
    Capital shares sold..........................................          30,761             150,942                   --
                                                                     ------------         -----------          -----------
         Total assets............................................     706,106,247          93,541,088           24,640,724
                                                                     ------------         -----------          -----------
Liabilities:
  Payables:
    Investment securities purchased..............................              --             531,255                   --
    Capital shares repurchased...................................       2,322,870              63,934                   --
    Dividends to shareholders....................................       2,608,865                  --                   --
    Distribution fees............................................         440,006              44,761               15,009
    Administration fees..........................................          60,823                  --                   --
    Management fees..............................................              --             124,794                   --
    Shareholder servicing costs..................................          17,220               4,100                  400
  Accrued expenses and other payables............................          39,641               9,480               61,075
                                                                     ------------         -----------          -----------
         Total liabilities.......................................       5,489,425             778,324               76,484
                                                                     ------------         -----------          -----------
Net assets, at value.............................................    $700,616,822         $92,762,764          $24,564,240
                                                                     ============         ===========          ===========
Net assets consist of:
  Undistributed net investment income............................    $  1,257,858         $    83,999          $        --
  Unrealized appreciation (depreciation) on investments .........     (66,055,838)          2,612,339             (914,517)
  Net realized gain (loss) from investments......................     (51,494,986)          1,641,692             (419,837)
  Capital shares.................................................         761,265              65,603               25,320
  Additional paid-in capital.....................................     816,148,523          88,359,131           25,873,274
                                                                     ------------         -----------          -----------
Net assets, at value.............................................    $700,616,822         $92,762,764          $24,564,240
                                                                     ============         ===========          ===========
Shares outstanding...............................................      76,126,510           6,560,288            2,532,014
                                                                     ============         ===========          ===========
Net asset value per share........................................           $9.20              $14.14                $9.70
                                                                     ============         ===========          ===========




   The accompanying notes are an integral part of these financial statements.

                                       20





FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1994

                                                               FRANKLIN
                                              FRANKLIN    SHORT-INTERMEDIATE      FRANKLIN
                                             GOVERNMENT     U.S. GOVERNMENT     CONVERTIBLE
                                            INCOME FUND     SECURITIES FUND   SECURITIES FUND
                                            ------------    ---------------   ---------------
Investment income:
 Interest (Note 1)......................... $ 18,524,791    $ 13,598,114      $ 2,096,835
 Dividends.................................      380,806              --        1,245,377
                                            ------------    ------------      -----------
      Total income.........................   18,905,597      13,598,114        3,342,212
                                            ------------    ------------      -----------
Expenses:
 Management fees, net (Note 7).............    1,130,298       1,308,206          327,355
 Shareholder servicing costs (Note 7)......       83,167          62,422           31,185
 Distribution fees (Note 7)................       60,673          69,950           55,016
 Reports to shareholders...................      114,849          93,767           32,155
 Custodian fees............................      309,375          26,564            7,212
 Professional fees.........................       18,870          20,270            6,409
 Trustees' fees and expenses...............       16,695          20,881            4,920
 Registration & filing fees................       35,336          26,905           20,624
 Other.....................................       11,064          15,385           10,123
                                            ------------    ------------      -----------
      Total expenses.......................    1,780,327       1,644,350          494,999
                                            ------------    ------------      -----------
       Net investment income...............   17,125,270      11,953,764        2,847,213
                                            ------------    ------------      -----------

Realized and unrealized gain (loss) from investments:
 Net realized gain (loss) from:
  Investments..............................  (15,601,950)     (2,434,010)       3,805,756
  Foreign currency transactions............     (210,613)             --              400
  Net realized gain on expired written
    foreign currency options (Note 3)......       90,000              --               --
  Net unrealized depreciation on
    investments and translation of
    assets and liabilities denominated
    in foreign currencies..................  (13,307,282)    (14,853,553)      (5,480,396)
                                            ------------    ------------      -----------
Net realized and unrealized loss
  on investments..........................   (29,029,845)    (17,287,563)      (1,674,240)
                                            ------------    ------------      -----------
Net increase (decrease) in net assets
  resulting from operations...............  $(11,904,575)   $ (5,333,799)     $ 1,172,973
                                            ============    ============      ===========


   The accompanying notes are an integral part of these financial statements.


                                       21





FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED OCTOBER 31, 1994

                                                   FRANKLIN
                                                  ADJUSTABLE                             FRANKLIN
                                               U.S. GOVERNMENT    FRANKLIN EQUITY    ADJUSTABLE RATE
                                               SECURITIES FUND     INCOME FUND       SECURITIES FUND
                                               ---------------    ---------------    ---------------
Investment income:
 Interest (Note 1)..........................   $        --         $   524,823         $        --
 Dividends..................................    43,807,494           3,068,530           1,743,780
                                               -----------         -----------         -----------
      Total income..........................    43,807,494           3,593,353           1,743,780
                                               -----------         -----------         -----------
Expenses:
 Management fees, net (Note 7)..............            --             312,644                  --
 Administration fees, net (Note 7)..........     1,077,633                  --                  --
 Shareholder servicing costs (Note 7).......       266,924              38,937               9,864
 Distribution fees (Note 7).................     2,393,621              71,129              71,674
 Reports to shareholders....................       307,662              51,568               7,888
 Custodian fees.............................            --               7,376                  --
 Professional fees..........................         9,637               7,314               7,269
 Trustees' fees and expenses................        89,062               5,658                  --
 Registration & filing fees.................        31,731              22,934                  --
 Other......................................       100,250               4,708              21,789
 Payments from Manager (Note 7).............            --                  --             (42,018)
                                              ------------         -----------         -----------
      Total expenses........................     4,276,520             522,268              76,466
                                              ------------         -----------         -----------
       Net investment income................    39,530,974           3,071,085           1,667,314
                                              ------------         -----------         -----------
Realized and unrealized gain (loss) from
 investments:
 Net realized gain (loss) from investments..   (41,756,476)          1,644,175            (419,700)
  Net unrealized depreciation on
   investments..............................   (30,761,861)         (2,521,207)           (878,448)
                                              ------------         -----------         -----------
Net realized and unrealized loss on
 investments................................   (72,518,337)           (877,032)         (1,298,148)
                                              ------------         -----------         -----------
Net increase (decrease) in net assets
 resulting from operations..................  $(32,987,363)        $ 2,194,053         $   369,166
                                              ============         ===========         ===========


   The accompanying notes are an integral part of these financial statements.


                                       22





FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1994 AND
FOR THE NINE MONTHS ENDED OCTOBER 31, 1993


                                           FRANKLIN GLOBAL          FRANKLIN SHORT-INTERMEDIATE     FRANKLIN CONVERTIBLE
                                        GOVERNMENT INCOME FUND    U.S. GOVERNMENT SECURITIES FUND      SECURITIES FUND
                                        ------------------------  -------------------------------   ----------------------
                                         YEAR        NINE MONTHS       YEAR        NINE MONTHS      YEAR       NINE MONTHS
                                         ENDED          ENDED          ENDED          ENDED         ENDED         ENDED
                                        10/31/94       10/31/93       10/31/94       10/31/93      10/31/94      10/31/93
                                      ------------   ------------   ------------   ------------   -----------   -----------
Increase (decrease) in net assets:
  Operations:
    Net investment income             $ 17,125,270   $  8,687,856   $ 11,953,764   $  9,118,129   $ 2,847,213   $ 1,402,187
    Net realized gain (loss) on
      investments and foreign
      currency transactions........     (15,812,563)    3,867,132     (2,434,010)     2,327,131     3,806,156       514,896
    Net realized gain on expired
      written foreign currency
      options......................          90,000       164,812             --             --            --            --
    Net unrealized appreciation
      (depreciation) on investments
      and translation of assets
      and liabilities denominated
      in foreign currencies........     (13,307,282)   11,146,470    (14,853,553)     3,329,742    (5,480,396)    3,705,665
                                      ------------   ------------   ------------   ------------   -----------   -----------
        Net increase (decrease) in
          net assets resulting
          from operations..........    (11,904,575)    23,866,270     (5,333,799)    14,775,002     1,172,973     5,622,748
Distributions to shareholders from:
  Undistributed net investment
    income.........................     (1,894,107)    (8,687,856)   (11,480,943)    (9,354,403)   (2,799,225)   (1,518,536)
  Net realized capital gains.......     (1,855,676)            --     (2,327,982)      (114,640)     (456,579)           --
  Distribution in excess of net
    investment income..............             --     (2,174,626)            --             --            --            --
  Return of capital distribution
   for tax purposes (Note 5).......    (14,044,105)            --             --             --            --            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 4)..........................     21,275,793     28,723,568    (29,183,526)    32,990,155    21,511,587    15,029,224
                                      ------------   ------------   ------------   ------------   -----------   -----------
        Net increase (decrease) in
          net assets...............     (8,422,670)    41,727,356    (48,326,250)    38,296,114    19,428,756    19,133,436
Net assets:
  Beginning of period..............   $195,626,513   $153,899,157   $273,677,981   $235,381,867   $47,440,270   $28,306,834
                                      ------------   ------------   ------------   ------------   -----------   -----------
  End of period....................   $187,203,843   $195,626,513   $225,351,731   $273,677,981   $66,869,026   $47,440,270
                                      ============   ============   ============   ============   ===========   ===========
Undistributed net investment income
  included in net assets:
    Beginning of period............   $  1,060,001   $         --   $     75,286   $    321,300   $   153,988   $   270,337
                                      ============   ============   ============   ============   ===========   ===========
    End of period..................   $ 16,291,164   $  1,060,001   $    548,107   $     75,286   $   201,976   $   153,988
                                      ============   ============   ============   ============   ===========   ===========


   The accompanying notes are an integral part of these financial statements.


                                       23




FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEAR ENDED OCTOBER 31, 1994 AND
FOR THE NINE MONTHS ENDED OCTOBER 31, 1993

                                              FRANKLIN ADJUSTABLE U.S.                                   FRANKLIN ADJUSTABLE RATE
                                             GOVERNMENT SECURITIES FUND   FRANKLIN EQUITY INCOME FUND         SECURITIES FUND
                                            ----------------------------  ---------------------------   ---------------------------
                                              YEAR         NINE MONTHS        YEAR       NINE MONTHS       YEAR         NINE MONTHS
                                              ENDED           ENDED           ENDED         ENDED          ENDED           ENDED
                                            10/31/94        10/31/93        10/31/94       10/31/93      10/31/94        10/31/93
                                            ---------     --------------   -----------  -------------   ------------   ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income..............  $    39,530,974   $    70,457,827   $ 3,071,085   $ 1,459,908    $  1,667,314    $   949,089
  Net realized gain (loss) on
   investments.......................      (41,756,476)       (7,642,575)    1,644,175       984,058        (419,700)          (137)
  Net unrealized appreciation
   (depreciation) on investments.....      (30,761,861)      (11,107,442)   (2,521,207)    2,263,533        (878,448)       (40,575)
                                       ---------------   ---------------   -----------   -----------    ------------    -----------
      Net increase (decrease) in
        net assets resulting from
        operations...................      (32,987,363)       51,707,810     2,194,053     4,707,499         369,166        908,377
Distributions to shareholders from:
 Undistributed net investment
   income............................      (35,166,432)      (69,480,027)   (3,312,595)   (1,152,084)     (1,667,314)      (949,089)
 Net realized capital gains                         --                --      (984,309)     (205,929)             --            (34)
Increase (decrease) in net assets
 from capital share transactions
 (Note 4)............................   (1,044,733,399)   (1,140,147,375)   52,688,385    12,735,376     (11,946,617)    25,328,996
                                       ---------------   ---------------   -----------   -----------    ------------    -----------
      Net increase (decrease) in
        net assets...................   (1,112,887,194)   (1,157,919,592)   50,585,534    16,084,862     (13,244,765)    25,288,250
Net assets:
 Beginning of period.................  $ 1,813,504,016   $ 2,971,423,608   $42,177,230   $26,092,368    $ 37,809,005    $12,520,755
                                       ---------------   ---------------   -----------   -----------    ------------    -----------
 End of period.......................  $   700,616,822   $ 1,813,504,016   $92,762,764   $42,177,230    $ 24,564,240    $37,809,005
                                       ===============   ===============   ===========   ===========    ============    ===========
Undistributed net investment
  income included in net assets:
    Beginning of period..............  $    (3,106,684)  $            --   $   325,509   $    16,794    $         --    $        --
                                       ===============   ===============   ===========   ===========    ============    ===========
    End of period....................  $     1,257,858   $    (3,106,684)  $    83,999   $   325,509    $         --    $        --
                                       ===============   ===============   ===========   ===========    ============    ===========


   The accompanying notes are an integral part of these financial statements.

                                       24




FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently has six separate funds (the Funds) in operation consisting of five separate diversified Funds: Franklin Short-Intermediate U.S. Government Securities Fund (the Short-Intermediate
Fund), Franklin Convertible Securities Fund (the Convertible Fund), Franklin Adjustable U.S. Government Securities Fund (the Adjustable U.S. Government
Fund), Franklin Equity Income Fund (the Equity Income Fund), and Franklin Adjustable Rate Securities Fund (the Adjustable Rate Fund); and one non-diversified Fund: Franklin Global Government Income Fund (the Global Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Adjustable Rate Fund and the Adjustable U.S. Government Fund invest substantially all of their assets in the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, respectively. Both are open-end, diversified management investment companies having the same investment objective as the Adjustable Rate Fund and Adjustable U.S. Government Fund. The financial statements of the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, including the Statements of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Adjustable Rate Fund and Adjustable U.S. Government Fund.

On June 15, 1993, the Board of Trustees authorized a change in the fiscal year end of the Trust from January 31 of each year to October 31.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATIONS:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from a pricing service, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees. Short-term securities and similar investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets are valued in a similar manner and these values are translated into U.S. dollars at current market quotations of their respective currency against U.S. dollars last quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established by the Board of Trustees.

The values of the Adjustable Rate Fund and the Adjustable U.S. Government Fund reflect the Funds' proportionate interest in the net assets of the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, respectively. At October 31, 1994, the Adjustable Rate Fund owns 59% of the Adjustable Rate Securities Portfolio and the Adjustable U.S. Government Fund owns 94% of the U.S. Government Adjustable Rate Mortgage Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.



                                       25





FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONT.)

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

B. INCOME TAXES:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code.

The Short-Intermediate Fund and the Adjustable Rate Fund normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date of receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business equal to an amount per day set from time to time by the Board of Trustees, and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of each Fund or paid in cash as requested by the shareholders.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of currency option contracts - see
Note 3.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

E. EXPENSE ALLOCATION:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of the net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

F. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade dates and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trusts books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

                                       26





FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONT.)

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. FOREIGN CURRENCY TRANSLATION: (CONT.)

gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G. CHANGE IN ACCOUNTING POLICY FOR FOREIGN CURRENCY PRESENTATION:

Effective October 31, 1994, the Fund adopted AICPA Statement of Position (SOP) 93-4: Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. The adoption of SOP 93-4 had no effect on net assets for the fiscal year ended October 31, 1994, but affected the classification on the income statement of foreign currency transactions from assets and liabilities other than investments.

H. REPURCHASE AGREEMENTS:

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement has been allocated to the Funds based on its pro-rata interest at October 31, 1994.

In a repurchase agreement, the Trust purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Trust to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. Government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Funds, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At October 31, 1994, all outstanding repurchase agreements held by the Trust had been entered into on that date.

2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Global Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of that security or the U.S. dollar equivalent of such dividend or interest payments.

The Fund segregates in its custodian bank sufficient cash, cash equivalents or readily marketable debt securities as deposits for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of October 31, 1994, the Global Fund had the following forward foreign currency contracts outstanding:

                                             IN                           UNREALIZED
             CONTRACTS TO SELL           EXCHANGE FOR  SETTLEMENT DATE    GAIN (LOSS)
     --------------------------------    ------------  ---------------    -----------
     2,650,000  New Zealand Dollars.  U.S.$ 1,613,453     11/30/94      U.S.$(13,643)
    48,000,000  German Deutschemarks  U.S.$32,021,134     11/04/94            121,078
                                          -----------                        --------
                                          $33,634,587                        $107,435
                                          ===========                        ========


                                       27





FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONT.)

3. OPTION CONTRACTS

The Global Fund may write covered put and call options and purchase put and call options which trade in the over-the-counter (OTC) market. OTC call options give the holder the right to buy an underlying security or currency from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security or currency to an option writer at a stated exercise price. OTC options are arranged directly with dealers, and pricing is typically negotiated by reference to information from market makers.

Transactions in purchased options on currencies for the year ended October 31, 1994 were as follows:

                                                                PUT
                                                       -----------------------
                                                                      FACE
                                                                     AMOUNT
                                                         COST       OPTIONED
                                                       --------    -----------
Outstanding at October 31, 1993....................    $     --             --
Options purchased..................................     130,225     23,368,984
Options exercised..................................     (46,000)   (10,000,000)

Options expired....................................     (84,225)   (13,368,984)
                                                       --------    -----------
Outstanding at October 31, 1994....................    $     --             --
                                                       ========    ===========


Transactions in written options on currencies for the year ended October 31, 1994 were as follows:

                                                                CALL
                                                      ------------------------
                                                                    AMOUNT OF
                                                      AMOUNT OF    CURRENCIES
                                                       PREMIUMS      OPTIONED
                                                      ---------    -----------
Outstanding at October 31, 1993....................   $      --             --
Options written....................................     202,670     23,574,661
Options exercised..................................    (112,670)   (13,574,661)
Options expired....................................     (90,000)   (10,000,000)
                                                      ---------    -----------
Outstanding at October 31, 1994....................   $      --             --
                                                      =========    ===========

The Global Fund realized a net short term capital loss of $541,919 on purchased options and exercised written options, and a net short term capital gain of $90,000 on premiums received on expired written options.


                                       28






FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONT.)

4. TRUST SHARES

At October 31, 1994 there were an unlimited number of shares of beneficial interest authorized with a par value of $0.01 per share. Transactions in each of the Trust's shares for the year ended October 31, 1994 and for the nine months ended October 31, 1993 were as follows:

                                                                                  FRANKLIN
                                            FRANKLIN GLOBAL                SHORT-INTERMEDIATE U.S.        FRANKLIN CONVERTIBLE
                                          GOVERNMENT INCOME FUND         GOVERNMENT SECURITIES FUND          SECURITIES FUND
                                      -------------------------------    --------------------------    --------------------------
                                          SHARES           AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                      ------------    ---------------    ----------    ------------    ----------    ------------
Year ended October 31, 1994
 Shares sold........................    3,796,264    $     33,419,371     4,313,964    $ 44,921,900     1,219,366    $ 15,220,916
 Shares issued in reinvestment......
   of distributions.................      990,104           8,503,475       830,236       8,591,490       168,878       2,090,918
 Shares redeemed....................   (3,724,526)        (32,088,082)   (6,851,195)    (70,807,735)     (547,097)     (6,756,318)
 Changes from exercise of exchange
   privilege:
   Shares sold......................    6,892,336          61,109,234     3,062,282      31,843,753     1,654,708      20,710,637
   Shares redeemed..................   (5,719,956)        (49,668,205)   (4,225,285)    (43,732,934)     (786,883)     (9,754,566)
                                      -----------     ---------------    ----------    ------------    ----------    ------------
      Net increase (decrease).......    2,234,222     $    21,275,793    (2,869,998)   $(29,183,526)    1,708,972    $ 21,511,587
                                      ===========     ===============    ==========    ============    ==========    ============
Nine months ended October 31, 1993
 Shares sold........................    3,132,310     $    28,574,215     7,951,390    $ 85,374,158       901,908    $ 10,897,243
 Shares issued in reinvestment of
   distributions......................    524,009           4,763,243       485,716       5,219,095        83,403       1,000,357
 Shares redeemed....................   (1,993,767)        (18,112,506)   (4,536,268)    (48,709,818)     (233,556)     (2,786,030)
 Changes from exercise of exchange
   privilege:
   Shares sold......................    4,720,174          43,119,821     1,390,826      14,928,987       949,792      11,424,393
   Shares redeemed..................   (3,284,663)        (29,621,205)   (2,220,138)    (23,822,267)     (466,500)     (5,506,739)
                                      -----------     ---------------    ----------    ------------    ----------    ------------
      Net increase..................    3,098,063     $    28,723,568     3,071,526    $ 32,990,155     1,235,047    $ 15,029,224
                                      ===========     ===============    ==========    ============    ==========    ============




                                            FRANKLIN ADJUSTABLE                   FRANKLIN                FRANKLIN ADJUSTABLE
                                      U.S. GOVERNMENT SECURITIES FUND        EQUITY INCOME FUND           RATE SECURITIES FUND
                                      -------------------------------    --------------------------    --------------------------
                                          SHARES           AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                      ------------    ---------------    ----------    ------------    ----------    ------------
Year ended October 31, 1994
 Shares sold........................     3,326,762    $    31,759,086     1,527,023    $ 21,485,674       679,940    $  6,750,951
 Shares issued in reinvestment of
   distributions....................     2,149,801         20,490,985       228,516       3,222,627       122,836       1,210,194
 Shares redeemed....................   (96,848,038)      (924,096,481)     (494,546)     (6,953,175)   (2,401,365)    (23,641,545)

 Changes from exercise of
   exchange privilege:
   Shares sold......................     9,453,526         89,992,788     3,064,919      43,326,425     3,084,064      30,626,065
   Shares redeemed..................   (27,618,581)      (262,879,777)     (594,376)     (8,393,166)   (2,719,427)    (26,892,282)
                                      ------------    ---------------    ----------    ------------    ----------    ------------
      Net increase (decrease).......  (109,536,530)   $(1,044,733,399)    3,731,536    $ 52,688,385    (1,233,952)   $(11,946,617)
                                      ============    ===============    ==========    ============    ==========    ============





                                       29



FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONT.)

4. TRUST SHARES (CONT.)

                                             FRANKLIN ADJUSTABLE                    FRANKLIN               FRANKLIN ADJUSTABLE
                                      U.S. GOVERNMENT SECURITIES FUND         EQUITY INCOME FUND           RATE SECURITIES FUND
                                     --------------------------------      ------------------------     --------------------------
                                        SHARES              AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                     ------------      ---------------     -------      -----------     ----------    ------------
Nine months ended
 October 31, 1993
  Shares sold.....................     31,420,134      $   309,366,714      591,740     $ 8,424,387      1,678,030    $ 16,880,805
  Shares issued in reinvestment
   of distributions...............      4,017,124           39,542,565       72,561       1,028,509         70,418         708,233
  Shares redeemed.................   (119,230,775)      (1,173,985,899)    (199,709)     (2,866,323)      (529,605)     (5,325,263)
  Changes from exercise of
   exchange privilege:
   Shares sold....................     10,303,356          101,458,808      914,654      12,979,279      2,459,907      24,746,127
   Shares redeemed................    (42,291,571)        (416,529,563)    (489,111)     (6,830,476)    (1,161,218)    (11,680,906)
                                     ------------      ---------------     --------     -----------     ----------    ------------
      Net increase (decrease) ....   (115,781,732)     $(1,140,147,375)     890,135     $12,735,376      2,517,532    $ 25,328,996
                                     ============      ===============     ========     ===========     ==========    ============

5. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1994, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                                     FRANKLIN        FRANKLIN                           FRANKLIN
                                      GLOBAL    SHORT-INTERMEDIATE     FRANKLIN        ADJUSTABLE        FRANKLIN       FRANKLIN
                                    GOVERNMENT   U.S. GOVERNMENT     CONVERTIBLE     U.S. GOVERNMENT      EQUITY     ADJUSTABLE RATE
                                   INCOME FUND   SECURITIES FUND   SECURITIES FUND   SECURITIES FUND   INCOME FUND   SECURITIES FUND
                                   -----------   ---------------   ---------------   ---------------   -----------   ---------------
Accumulated net realized gains..                            --       $3,803,383                 --      $1,652,756             --
                                   ========         ==========       ==========        ===========      ==========       ========
Capital loss carryovers
 Expiring in:
  October 31, 2000 .............                            --               --        $ 1,918,358              --             --
  October 31, 2001 .............                            --               --          7,708,871              --             --
  October 31, 2002 .............   $793,547         $2,435,636               --         41,867,757              --       $414,821
                                   --------         ----------       ----------        -----------      ----------       --------
                                   $793,547         $2,435,636               --        $51,494,986                       $414,821
                                   ========         ==========       ==========        ===========      ==========       ========

For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at October 31, 1994 by $33,247 in the Global Fund, $11,064 in the Equity Income Fund and $5,872 in the Adjustable Rate Fund.


                                      30




FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONT.)

6. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1994 were as follows:

                  FRANKLIN         FRANKLIN                           FRANKLIN
                   GLOBAL     SHORT-INTERMEDIATE     FRANKLIN      ADJUSTABLE U.S.   FRANKLIN       FRANKLIN
                 GOVERNMENT    U.S. GOVERNMENT      CONVERTIBLE      GOVERNMENT       EQUITY     ADJUSTABLE RATE
                 INCOME FUND   SECURITIES FUND    SECURITIES FUND  SECURITIES FUND  INCOME FUND  SECURITIES FUND
                 -----------  ------------------  ---------------  ---------------  -----------  ---------------
Purchases.....  $149,150,474     $248,291,750       $57,319,151    $   64,575,675   $61,162,575    $31,412,482
                ============     ============       ===========    ==============   ===========    ===========
Sales.........  $139,985,147     $285,863,784       $37,885,029    $1,094,477,708   $25,065,768    $43,540,875
                ============     ============       ===========    ==============   ===========    ===========

7. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, office space and facilities to each Fund, and receives fees computed monthly on the net assets on the last day of the month of each fund, except for the Adjustable U.S. Government Fund and the Adjustable Rate Fund, as follows:

                ANNUALIZED FEE RATE    MONTH END NET ASSETS
                -------------------    ---------------------------------------------------
                    .625 of 1%         First $100 million
                    .500 of 1%         over $100 million, up to and including $250 million
                    .450 of 1%         over $250 million

Under the terms of a separate administration agreement with the Adjustable U.S. Government Fund and the Adjustable Rate Fund, Franklin Advisers, Inc. provides various administrative, statistical, and other services, and receives fees computed monthly based on the average daily net assets as follows:

                ANNUALIZED FEE RATE    AVERAGE MONTHLY NET ASSETS
                -------------------    ------------------------------------------------
                    .100 of 1%         First $5 billion
                    .090 of 1%         over $5 billion, up to and including $10 billion
                    .080 of 1%         over $10 billion

The terms of these agreements provide that aggregate annual expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. The Funds' expenses did not exceed these limitations; however, for the year ended October 31, 1994, Franklin Advisers, Inc. agreed in advance to waive a portion of the management fees for the Short-Intermediate Fund, Convertible Fund and Equity Income Fund of $61,865, $45,999, and $124,686, respectively. In addition, Franklin Advisers, Inc. agreed in advance to waive a portion of the administration fee for the Adjustable Rate Securities Fund of $37,387 and made payments of $42,018 for other expenses as reflected in the Statement of Operations.

In its capacity as underwriter for the shares of the Trust, Franklin/Templeton Distributors, Inc. received commissions on sales of the Trust's shares. Commissions received by Franklin/Templeton Distributors, Inc., and the amounts which were subsequently paid to other dealers for the year ended October 31, 1994 were as follows:

                                FRANKLIN           FRANKLIN                          FRANKLIN
                                 GLOBAL       SHORT-INTERMEDIATE    FRANKLIN        ADJUSTABLE      FRANKLIN       FRANKLIN
                               GOVERNMENT      U.S. GOVERNMENT     CONVERTIBLE    U.S. GOVERNMENT    EQUITY     ADJUSTABLE RATE
                               INCOME FUND     SECURITIES FUND   SECURITIES FUND  SECURITIES FUND  INCOME FUND  SECURITIES FUND
                               ===========     ===============   ===============  ===============  ===========  ===============
Total commissions received...  $1,226,772         $641,082          $465,108         $306,789       $697,331        $78,020
                               ==========         ========          ========         ========       ========        =======
Paid to other dealers........  $1,163,201         $544,575          $446,433         $267,958       $661,316        $67,930
                               ==========         ========          ========         ========       ========        =======

                                       31





FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONT.)

7. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Commissions are deducted from the gross proceeds received from the sale of the shares of the Trust, and as such are not expenses of the Funds.

Pursuant to a shareholder service agreement with Franklin/Templeton Investor Services, Inc., the Funds pay costs on a per shareholder account basis. Such costs incurred for the year ended October 31, 1994 aggregated $492,499 which $441,720 was paid to Franklin/Templeton Investor Services, Inc.

Under the terms of a Distribution Agreement pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Adjustable U.S. Government Fund and the Adjustable Rate Fund will reimburse Franklin/Templeton Distributors, Inc. in an amount up to 0.10% per annum of the Funds' average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. Effective May 1, 1994, the other four Funds implemented a similar plan of distributiion. The maximum annual amount which the Global Fund, the Short-Intermediate Fund, the Convertible Fund, and the Equity Income Fund may pay to Franklin/Templeton Distributors, Inc., are 0.15%, 0.10%, 0.25%, and 0.25%, respectively. Cost incurred by the Funds under the agreement aggregated $2,722,063 for the year ended October 31, 1994.

Certain officers and trustees of the Trust are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc., and Franklin/Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.

8. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Funds value these securities as disclosed in Note 1.

At October 31, 1994, 144A securities were held as follows:

                                                    FRANKLIN
                                                     GLOBAL        FRANKLIN        FRANKLIN
                                                   GOVERNMENT     CONVERTIBLE       EQUITY
                                                   INCOME FUND  SECURITIES FUND   INCOME FUND
                                                   ----------------------------   -----------
Value............................................  $2,601,841     $17,359,913      $8,285,201
                                                   ==========     ===========      ==========
Ratio of value to net assets.....................        1.39%          25.96%           8.93%
                                                   ==========     ===========      ==========

See the accompanying statement of investments in securities and net assets for specific information on such securities.

9. CREDIT RISKS

Although the Convertible Fund and the Equity Income Fund have diversified portfolios, 65.47% and 14.90% of their portfolios are invested in lower rated and comparable quality unrated high yield securities, respectively. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Although each of the Funds has a diversified investment portfolio, there are certain credit risks, foreign currency exchange risks, or event risks due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors, as follows:

     The Global Fund has investments in excess of 10% of its total net assets in debt securities denominated in Australian Dollars and Canadian Dollars.

10. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the periods are set forth in the prospectus under the caption "Financial Highlights."

                                       32








ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994


    FACE                                                                                                VALUE
   AMOUNT        U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                 ADJUSTABLE RATE MORTGAGE SECURITIES  95.8%
                 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 28.8%
 $ 7,354,680     FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 5.125%, 11/01/16 .....     $ 7,288,194
   8,470,613     FHLMC, Cap 11.60%, Margin 2.25% + CMT, Resets Annually, 5.716%, 11/01/21 ......       8,682,336
   3,806,379     FHLMC, Cap 11.939%, Margin 2.127% + CMT, Resets Annually, 6.992%, 07/01/20 ....       3,828,958
  22,475,592     FHLMC, Cap 12.17%, Margin 2.18% + CMT, Resets Annually, 6.022%, 03/01/23 ......      23,220,096
   1,413,476     FHLMC, Cap 12.176%, Margin 2.015% + CMT, Resets Annually, 6.466%, 04/01/20 ....       1,419,653
   4,818,550     FHLMC, Cap 12.177%, Margin 2.265% + CMT, Resets Annually, 6.593%, 07/01/20 ....       4,857,677
   5,357,065     FHLMC, Cap 12.616%, Margin 2.167% + CMT, Resets Annually, 7.252%, 09/01/21 ....       5,464,179
   1,120,550     FHLMC, Cap 12.68%, Margin 2.195% + CMT, Resets Annually, 6.717%, 02/01/19 .....       1,133,693
   3,324,146     FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 6.463%, 04/01/19 ....       3,358,322
   7,350,239     FHLMC, Cap 12.79%, Margin 2.07% + CMT, Resets Annually, 6.107%, 04/01/19 ......       7,472,142
   1,181,863     FHLMC, Cap 12.80%, Margin 2.05% + CMT, Resets Annually, 5.933%, 11/01/18 ......       1,188,161
   9,571,131     FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 6.209%, 04/01/18 .....       9,658,362
   4,996,418     FHLMC, Cap 12.875%, Margin 1.875% + CMT, Resets Annually, 5.856%, 07/01/17 ....       5,146,286
   8,305,049     FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.187%, 09/01/19 .....       8,379,686
   8,524,163     FHLMC, Cap 13.045%, Margin 1.875% + CMT, Resets Annually, 6.166%, 12/01/18 ....       8,779,845
   6,639,317     FHLMC, Cap 13.07%, Margin 2.12% + CMT, Resets Annually, 6.210%, 04/01/22 ......       6,784,552
   4,564,155     FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 5.328%, 12/01/16 ....       4,543,360
   2,640,188     FHLMC, Cap 13.16%, Margin 2.115% + CMT, Resets Annually, 6.289%, 07/01/19 .....       2,665,473
   4,887,886     FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 6.87%, 10/01/18 .....       4,953,384
   2,190,279     FHLMC, Cap 13.269%, Margin 2.249% + CMT, Resets Annually, 6.005%, 05/01/19 ....       2,205,611
   1,057,517     FHLMC, Cap 13.286%, Margin 2.164% + CMT, Resets Annually, 6.031%, 10/01/19 ....       1,066,018
   3,368,250     FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 5.816%, 03/01/19 ....       3,375,977
     985,931     FHLMC, Cap 13.302%, Margin 2.04% + CMT, Resets Annually, 5.632%, 04/01/18 .....         985,985
   2,241,214     FHLMC, Cap 13.306%, Margin 2.057% + CMT, Resets Annually, 5.637%, 12/01/18 ....       2,239,981
   3,460,141     FHLMC, Cap 13.36%, Margin 2.242% + CMT, Resets Annually, 6.472%, 07/01/20 .....       3,495,279
   6,895,684     FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 6.256%, 07/01/19 ....       6,954,849
  13,106,095     FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 5.969%, 04/01/19 ......      13,171,560
   8,742,793     FHLMC, Cap 13.562%, Margin 2.388% + CMT, Resets Annually, 6.587%, 07/01/21 ....       8,834,252
  12,418,183     FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 6.457%, 07/01/20 .....      12,542,513
  16,272,820     FHLMC, Cap 13.74%, Margin 2.306% + CMT, Resets Annually, 6.407%, 04/01/21 .....      16,476,149
     963,999     FHLMC, Cap 13.77%, Margin 2.057% + CMT, Resets Annually, 5.686%, 02/01/19 .....         963,907
   7,166,308     FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.042%, 11/01/19 ....       7,274,405
   5,619,083     FHLMC, Cap 14.277%, Margin 2.412% + CMT, Resets Annually, 7.115%, 07/01/19 ....       5,705,948
   3,940,234     FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Annually, 7.601%, 12/01/21 ...       4,058,421
   1,945,647     FHLMC, Cap 14.451%, Margin 2.00% + CMT, Resets Annually, 6.70%, 12/01/18 ......       2,007,654
   4,736,717     FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 6.212%, 02/01/19 .....       4,776,159
                                                                                                    ------------
                     TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (COST $218,827,414) ................     214,959,027
                                                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       33



ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


    FACE                                                                                                VALUE
   AMOUNT        U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                 ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)aa59.2%
 $ 2,453,276     FNMA, Cap 11.49%, Margin 2.225% + CMT, Resets Annually, 7.60%, 09/01/21 .......     $ 2,501,924
   5,728,096     FNMA, Cap 12.26%, Margin 1.725% + CMT, Resets Semi-Annually, 6.329%, 01/01/19         5,786,705
   3,682,423     FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 6.585%,
                  11/01/18 .....................................................................       3,802,084
  19,924,714     FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.05%, 11/01/17 .......      20,173,674
   7,120,214     FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 6.47%, 03/01/19 ........       7,200,886
  16,186,106     FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Annually, 5.79%, 01/01/19 .      16,317,537
  11,960,782     FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 5.054%, 09/01/18 ......      11,639,276
  12,715,988     FNMA, Cap 12.729%, Margin 1.875% + NOI, Resets Annually, 5.823%, 07/01/29 .....      12,890,769
   5,239,485     FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.454%, 01/01/19 ......       5,272,205
   5,977,277     FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 6.533%, 11/01/20 ......       6,045,155
  20,649,548     FNMA, Cap 12.797%, Margin 1.75% + NCI, Resets Monthly, 5.625%, 12/01/28 .......      20,881,752
   9,193,762     FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 5.842%, 05/01/19 ......       9,244,143
   4,549,263     FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 6.842%,
                  06/01/17 .....................................................................       4,654,465
   8,921,850     FNMA, Cap 12.85%, Margin 2.078% + CMT, Resets Annually, 7.981%, 10/01/17 ......       9,200,613
   9,544,282     FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 6.114%,
                  07/01/17 .....................................................................       9,681,433
   2,871,726     FNMA, Cap 12.911%, Margin 2.00% + 6 Month DR, Resets Semi-Annually, 6.27%,
                  02/01/18 .....................................................................       2,961,453
  10,815,481     FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 5.054%, 02/01/19 ......      10,524,761
   5,473,844     FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 6.387%, 12/01/19 .....       5,532,255
   7,709,689     FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Monthly, 6.019%, 06/01/19 ........       7,772,854
  16,053,770     FNMA, Cap 13.017%, Margin 1.25% + COFI, Resets Monthly, 5.11%, 07/01/17 .......      15,632,278
  10,547,437     FNMA, Cap 13.021%, Margin 1.986% + CMT, Resets Annually, 6.465%, 07/01/22 .....      10,778,162
  16,751,007     FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.836%, 02/01/20 .......      16,855,617
   8,694,386     FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 5.846%,
                  12/01/20 .....................................................................       8,786,720
   7,998,755     FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Monthly, 5.694%, 04/01/19 ......       8,026,310
   9,050,349     FNMA, Cap 13.099%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 5.847%,
                  07/01/20 .....................................................................       9,157,777
   5,870,361     FNMA, Cap 13.108%, Margin 2.246% + CMT, Resets Annually, 6.424%, 01/01/20 .....       5,932,141
  33,918,927     FNMA, Cap 13.125%, Margin 1.25% + COFI, Resets Monthly, 5.109%, 04/01/18 ......      33,007,186
   6,321,511     FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 6.328%, 04/01/19 .....       6,386,193
   4,661,550     FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 6.443%,
                  11/01/26 .....................................................................       4,834,890
   4,661,069     FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 6.031%, 06/01/19 ......       4,699,854
   6,570,495     FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 6.338%, 10/01/19 ......       6,638,204



   The accompanying notes are an integral part of these financial statements.

                                       34



ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


    FACE                                                                                                VALUE
   AMOUNT        U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                 ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 $ 8,886,885     FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Semi-Annually, 7.433%, 04/01/03..    $  8,931,275
  18,407,487     FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 6.322%, 09/01/22 .....      18,602,975
  15,652,775     FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 6.242%, 01/01/18 .....      15,812,231
   9,596,917     FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 6.382%, 03/01/21 .....       9,690,103
  12,065,101     FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 6.416%, 12/01/20 .....      12,191,085
   5,399,057     FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 5.801%, 03/01/19 ......       5,425,069
   6,828,249     FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.786%,
                  07/01/24 .....................................................................       6,836,751
   6,265,875     FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 5.756%, 02/01/19 ......       6,290,876
   4,635,385     FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 5.639%, 12/01/18 ......       4,651,818
  10,298,111     FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 6.429%, 01/01/19 .....      10,411,019
   3,166,559     FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 5.977%, 03/01/21 .....       3,250,298
  17,224,751     FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Annually, 8.033%, 05/01/21 .....      17,762,938
  11,838,930     FNMA, Cap 14.887%, Margin 1.720% + CMT, Resets Annually, 5.94%, 01/01/16 ......      12,238,435
   5,078,261     FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 6.926%, 05/01/19 .....       5,154,481
   2,767,292     FNMA, Cap 15.381%, Margin 2.168% + CMT, Resets Annually, 6.529%, 02/01/20 .....       2,798,554
                                                                                                    ------------
                       TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $453,687,272) .........     442,867,184
                                                                                                    ------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)  7.8%
  12,471,767     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.50%, 07/20/23 ........      12,221,209
   7,917,654     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.50%, 08/20/23 ........       7,758,589
  10,000,000    dGNMA, Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 7.00%, 10/20/17 ........       9,956,251
  19,736,825     GNMA, Cap 13.00%, Margin 1.50% + CMT, Resets Annually, 5.75%, 02/20/16 ........      18,868,405
   9,979,713     GNMA, Cap 13.00%, Margin 1.50% + CMT, Resets Annually, 5.75%, 03/20/16 ........       9,540,606
                                                                                                    ------------
                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $62,556,073) .......      58,345,060
                                                                                                    ------------
                       TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (COST $735,070,759) ...........     716,171,271
                                                                                                    ------------
                 GOVERNMENT SECURITIES  1.3%
  10,000,000     U.S. Treasury Notes, 4.00% - 4.25%, 01/31/96 - 05/15/96 (COST $9,777,084) .....       9,710,431
                                                                                                    ------------
                       Total Long Term Investments (COST $744,847,843) .........................     725,881,702
                                                                                                    ------------
                aSHORT TERM INVESTMENTS
                 GOVERNMENT SECURITIES  3.4%
  26,630,000     U.S. Treasury Bills, 5.54% - 5.855%, 09/21/95 - 10/19/95 (COST $25,153,213) ...      25,156,431
                                                                                                    ------------
                       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $770,001,056) ......     751,038,133
                                                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

                                       35



ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


    FACE                                                                                                 VALUE
   AMOUNT        U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                    (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
              b,cRECEIVABLES FROM REPURCHASE AGREEMENTS
  $    5,634     Joint Repurchase Agreement, 4.824%, 11/01/94 (Maturity Value $5,355)
                 (COST $5,354)
                 Collateral: U.S. Treasury Notes, 4.00% - 11.625%, 11/15/94 - 07/31/99 ............    $      5,354
                                                                                                       ------------
                             TOTAL INVESTMENTS (COST $770,006,410)  100.5% ........................     751,043,487
                             LIABILITIES IN EXCESS OF OTHERS ASSETS, NET  (.5)% ...................      (3,572,373)
                                                                                                       ------------
                             NET ASSETS  100.0% ...................................................    $747,471,114
                                                                                                       ============
                 At October 31, 1994, the net unrealized depreciation based on the cost of investments for income tax purposes of $770,011,327 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there
                    was an excess of value over tax cost ..........................................    $    386,754
                   Aggregate gross unrealized depreciation for all investments in which there
                    was an excess of tax cost over value ..........................................     (19,354,594)
                                                                                                       ------------
                   Net unrealized depreciation ....................................................    $(18,967,840)
                                                                                                       ============

PORTFOLIO ABBREVIATIONS:

CMT  -  1 Year Constant Maturity Treasury Index
3CMT -  3 Year Constant Maturity Treasury Index
5CMT -  5 Year Constant Maturity Treasury Index
COFI -  11th District Cost of Funds Index
DR   -  Discount Rate
NCI  -  National Median Cost of Funds Index
TB   -  Treasury Bill Rate


aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFace amount for repurchase agreements is for the underlying collateral. cSee Note 1(f) regarding Joint Repurchase Agreement.
dSee Note 1(g) regarding securities purchased on a when-issued or delayed delivery basis.


   The accompanying notes are an integral part of these financial statements.

                                       36



ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994


    FACE                                                                                                   VALUE
   AMOUNT       ADJUSTABLE RATE SECURITIES PORTFOLIO                                                      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
             b,cADJUSTABLE RATE MORTGAGE SECURITIES  85.3%
 $4,290,610     FBMS, Cap 10.816%, Margin 1.06% + 6 Month LIBOR, Resets Semi-Annually, 6.67%,
                 07/25/09.............................................................................   $ 4,258,431
  3,456,496     Glendale Federal Bank, Cap 12.25%, Margin 1.78% + CMT, Resets Annually, 7.39%,
                 03/25/30.............................................................................     3,462,977
  1,442,684     Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets Annually,
                 6.00%, 01/25/18 .....................................................................     1,426,453
  2,599,638     PHMS, Cap 10.88%, Margin 2.50% + CMT, Resets Annually, 7.00%, 01/25/23 ...............     2,606,137
  3,349,085     PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 6.86%, 07/25/22 ...............     3,365,830
  3,771,292     RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.39%, 11/25/22 ................     3,717,079
  3,546,603     RFC, Cap 11.73%, Margin 1.00% + COFI, Resets Semi-Annually, 4.86%, 07/25/19 ..........     3,333,807
  1,931,004     RTC, Cap 12.66%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 6.99%, 04/26/21.....     1,902,039
  3,894,880     RTC, Cap 13.35%, Margin .90% + CMT, Resets Annually, 6.93%, 04/25/22 .................     3,838,891
  2,712,404     RTC, Cap 14.69%, Margin 1.55% + CMT, Resets Annually, 7.36%, 06/25/22 ................     2,671,718
  1,856,660     RTC, Cap 16.48%, Margin NACR - 0.13%, Resets Annually, 7.44%, 07/25/20 ...............     1,827,650
  3,098,163     Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96%+ NACR, Resets Annually,
                 7.39%, 12/25/17......................................................................     3,109,782
                                                                                                         -----------
                      TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (COST $36,966,456) ...................    35,520,794
                                                                                                         -----------
                GOVERNMENT SECURITIES  6.2%
  2,625,000     U.S. Treasury Notes, 3.875%, 10/31/95 (COST $2,574,468) ..............................     2,567,578
                                                                                                         -----------
                      TOTAL LONG TERM INVESTMENTS (COST $39,540,924) .................................    38,088,372
                                                                                                         -----------
                SHORT TERM INVESTMENTS
               aGOVERNMENT SECURITIES  7.9%
  3,460,000     U.S. Treasury Bills, 5.335%, 08/24/95 (COST $3,303,173) .............................      3,298,411
                                                                                                         -----------
                      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $42,844,097) .............     41,386,783
                                                                                                         -----------
             b,cRECEIVABLES FROM REPURCHASE AGREEMENTS  .1%
     23,951     Joint Repurchase Agreement, 4.824%, 11/01/94 (Maturity Value $23,061) (Cost $23,058)
                  Collateral: U.S. Treasury Notes, 4.00% - 11.625%, 11/15/94 - 07/31/99 .............        23,058
                                                                                                        -----------
                          TOTAL INVESTMENTS (COST $42,867,155)aa99.5% ...............................    41,409,841
                          OTHER ASSETS AND LIABILITIES, NET  .5% ....................................       208,912
                                                                                                        -----------
                          NET ASSETS  100.0% ........................................................   $41,618,753
                                                                                                        ===========


   The accompanying notes are an integral part of these financial statements.


                                       37



ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1994 (CONT.)


                                                                                                        VALUE
               ADJUSTABLE RATE SECURITIES PORTFOLIO                                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------
               At October 31, 1994, the net unrealized depreciation based on the cost of investments for income tax purposes of $42,873,764 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...................................................   $        --
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...................................................    (1,463,923)
                                                                                                      -----------
                 Net unrealized depreciation .......................................................  $(1,463,923)
                                                                                                      ===========

PORTFOLIO ABBREVIATIONS:
CMT   -  1 Year Constant Maturity Treasury Index
COFI  -  11th District Cost of Funds Index
FBMS  -  First Boston Mortgage Securities Corp.
LIBOR -  London Interbank Offered Rate
NACR  -  National Average Contract Rate
PHMS  -  Prudential Home Mortgage Securities
RFC   -  Residential Finance Corp.
RTC   -  Resolution Trust Corp.
TB    -  Treasury Bill Rate


aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable a fixed dates or upon maturity.
bFace amount for repurchase agreements is for the underlying collateral. cSee Note 1(f) regarding Joint Repurchase Agreement.


   The accompanying notes are an integral part of these financial statements.


                                       38



ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1994

                                                                               U.S. GOVERNMENT
                                                                               ADJUSTABLE RATE      ADJUSTABLE RATE
                                                                             MORTGAGE PORTFOLIO   SECURITIES PORTFOLIO
                                                                             ------------------   --------------------
Assets:
 Investments in securities:
  At identified cost.......................................................      $770,001,056        $42,844,097
                                                                                 ============        ===========
  At value.................................................................       751,038,133         41,386,783
 Receivables from repurchase agreements, at value and cost.................             5,354             23,058
 Receivables:
  Capital shares sold......................................................                --             21,008
  Interest.................................................................         4,947,930            120,253
  Investment securities sold...............................................         3,598,800            213,186
 Unamortized organization costs (Note 2)...................................                --              4,941
                                                                                 ------------        -----------
      Total assets.........................................................       759,590,217         41,769,229
                                                                                 ------------        -----------
Liabilities:

 Payables:

  Investment securities purchased on a when-issued basis (Note 1)..........         9,992,778                 --
  Capital shares repurchased...............................................         2,012,228            133,138
  Management fees..........................................................                --              8,199
 Accrued expenses and other liabilities....................................           114,097              9,139
                                                                                 ------------        -----------
      Total liabilities....................................................        12,119,103            150,476
                                                                                 ------------        -----------
Net assets, at value.......................................................      $747,471,114        $41,618,753
                                                                                 ============        ===========
Net assets consist of:
 Unrealized depreciation on investments....................................      $(18,962,923)       $(1,457,314)
 Accumulated net realized loss.............................................      (129,728,595)        (2,103,106)
 Capital shares............................................................           813,678             42,970
 Additional paid-in capital................................................       895,348,954         45,136,203
                                                                                 ------------        -----------
Net assets, at value.......................................................      $747,471,114        $41,618,753
                                                                                 ============        ===========
Shares outstanding.........................................................        81,367,809          4,297,010
                                                                                 ============        ===========
Net asset value per share..................................................             $9.19              $9.69
                                                                                 ============        ===========
Representative computation (U.S. Government Adjustable Rate Mortgage
 Portfolio) of net asset value, offering price and redemption price per share:
 (747,471,114 (/) 81,367,809)..............................................             $9.19
                                                                                 ============


   The accompanying notes are an integral part of these financial statements.


                                       39



ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1994

                                                                               U.S. GOVERNMENT
                                                                               ADJUSTABLE RATE       ADJUSTABLE RATE
                                                                             MORTGAGE PORTFOLIO    SECURITIES PORTFOLIO
                                                                             ------------------    --------------------
Investment income:
 Interest (Note 1).........................................................      $ 48,150,402          $ 4,454,519
                                                                                 ------------          -----------
Expenses:
 Management fees, net (Note 6).............................................               --               205,735
 Custodian fees............................................................           112,471                9,279
 Professional fees.........................................................            61,443                9,756
 Trustees' fees and expenses...............................................             9,319                   55
 Reports to shareholders...................................................             3,063                3,432
 Amortization of organization costs (Note 2)...............................                --                2,196
 Registration and filing fees..............................................                --                1,250
 Other.....................................................................                --                  849
                                                                                 ------------          -----------
      Total expenses.......................................................           186,296              232,552
                                                                                 ------------          -----------
       Net investment income...............................................        47,964,106            4,221,967
                                                                                 ------------          -----------
Realized and unrealized loss on investments:
 Net realized loss.........................................................       (67,057,492)          (1,993,495)
 Net unrealized depreciation...............................................       (12,751,845)          (1,410,266)
                                                                                 ------------          -----------
Net realized and unrealized loss on investments............................       (79,809,337)          (3,403,761)
                                                                                 ------------          -----------
Net increase (decrease) in net assets resulting from operations............      $(31,845,231)         $   818,206
                                                                                 ============          ===========


   The accompanying notes are an integral part of these financial statements.


                                       40



ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL STATEMENTS (CONT.)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1994
AND THE NINE MONTHS ENDED OCTOBER 31, 1993

                                                       U.S. GOVERNMENT                    ADJUSTABLE RATE
                                             ADJUSTABLE RATE MORTGAGE PORTFOLIO        SECURITIES PORTFOLIO
                                             ----------------------------------        --------------------
                                                  FOR THE           FOR THE           FOR THE         FOR THE
                                                YEAR ENDED        NINE MONTHS       YEAR ENDED      NINE MONTHS
                                                 10/31/94       ENDED 10/31/93       10/31/94      ENDED 10/31/93
                                             ---------------    ---------------    ------------    --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................   $    47,964,106    $   106,502,915    $  4,221,967     $  2,658,795
  Net realized gain (loss) from security
    transactions..........................       (67,057,492)         7,294,889      (1,993,495)         (51,910)
  Net unrealized depreciation on
    investments...........................       (12,751,845)       (31,684,300)     (1,410,266)         (61,448)
                                             ---------------    ---------------    ------------     ------------
      Net increase (decrease) in net assets
        resulting from operations.........       (31,845,231)        82,113,504         818,206        2,545,437
 Distributions to shareholders from
  undistributed net investment income
  (Note 1)................................       (47,964,106)      (106,502,915)     (4,221,967)      (2,658,795)
 Increase (decrease) in net assets from
  capital share transactions (Note 4).....    (1,302,948,561)    (2,046,792,768)    (79,286,725)      79,767,042
                                             ---------------    ---------------    ------------     ------------
      Net increase (decrease) in net
        assets............................    (1,382,757,898)    (2,071,182,179)    (82,690,486)      79,653,684

Net assets (there is no undistributed net
 investment income at beginning or end
 of year):
   Beginning of year......................     2,130,229,012      4,201,411,191     124,309,239       44,655,555
                                             ---------------    ---------------    ------------     ------------
   End of year............................   $   747,471,114    $ 2,130,229,012    $ 41,618,753     $124,309,239
                                             ===============    ===============    ============     ============


   The accompanying notes are an integral part of these financial statements.


                                       41



ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is a no load, open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently has two separate portfolios (the Portfolios) consisting of the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933.

On June 15, 1993, the Board of Trustees authorized a change in the fiscal year end of the Trust from January 31 of each year to October 31.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITIES VALUATIONS:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from a pricing service, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Securities for which market quotations are not readily available, if any, are valued at their fair value as determined following procedures approved by the Board of Trustees. Short-term securities and similar investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

B. INCOME TAXES:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Distributions to shareholders are recorded on the ex-dividend  date.
Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code. The Fund normally declares dividends from its net investment income daily and distributes monthly. Daily allocations of net investment income will commence on the date of receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business equal to the Portfolio's total net investment income and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Portfolio or paid in cash as requested by the shareholders.

Net realized capital losses differ for financial statement and tax purposes primarily due to losses deferred from wash sale transactions.


                                       42



ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (CONT.)

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. EXPENSE ALLOCATION:

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

F. REPURCHASE AGREEMENTS:

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement has been allocated to the Trust based on its pro-rata interest at October 31, 1994.

In a repurchase agreement, the Trust purchases a U.S. Government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Trust to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. Government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Trust, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Trust's custodian and held until resold to the dealer or bank. At October 31, 1994, all outstanding joint repurchase agreements held by the Trust had been entered into on that date.

G. SECURITIES PURCHASED ON A WHEN-ISSUED (WI) OR DELAYED DELIVERY BASIS:

The Trust may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying statement of investments in securities and net assets. The Trust has set aside sufficient investment securities as collateral for these purchase commitments.

2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Securities Portfolio are amortized on a straight-line basis over a period of five years, from December 26, 1991, the effective date of registration. In the event Franklin Resources, Inc. (which was the sole shareholder prior to December 26, 1991) redeems its seed money shares within the five-year period, the pro rata share of the then-unamortized deferred organization cost will be deducted from the redemption price paid to Franklin Resources, Inc. New investors purchasing shares of the portfolio subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


                                       43



ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (CONT.)


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1994, for tax purposes, the Portfolios had accumulated capital loss carryovers as follows:


                                                       U.S. GOVERNMENT ADJUSTABLE      ADJUSTABLE RATE
                                                         RATE MORTGAGE PORTFOLIO     SECURITIES PORTFOLIO
                                                       --------------------------    --------------------
               Capital loss carryovers
                Expiring in: 2000....................          $ 45,446,278               $   57,701
                             2001....................            17,175,340                   50,908
                             2002....................            67,102,060                1,987,888
                                                               ------------               ----------
                                                               $129,723,678               $2,096,497
                                                               ============               ==========

For income tax purposes, the aggregate cost of securities is higher (and unrealized depreciation is higher) than for financial reporting purposes at October 31, 1994 by $4,917 in the Mortgage Portfolio and $6,609 in the Securities Portfolio.

4. TRUST SHARES

At October 31, 1994, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolio's shares for the year ended October 31, 1994, and the nine months ended October 31, 1993 were as follows:

                                                    U.S. GOVERNMENT ADJUSTABLE              ADJUSTABLE RATE
                                                      RATE MORTGAGE PORTFOLIO            SECURITIES PORTFOLIO
                                                  -------------------------------    ----------------------------
                                                     SHARES           AMOUNT           SHARES          AMOUNT
                                                  ------------    ---------------    -----------    -------------
Year ended October 31, 1994

 Shares sold..................................       3,234,621       $ 31,184,230      9,103,489    $  90,799,027
 Shares issued in reinvestment of distributions      5,053,223         47,948,131        426,689        4,211,388
 Shares redeemed..............................    (143,954,457)    (1,382,080,922)   (17,497,118)    (172,994,477)
 Changes from exercise of the exchange
 privilege:
   Shares redeemed............................              --                 --       (132,789)      (1,302,663)
                                                  ------------    ---------------    -----------    -------------
 Net decrease.................................    (135,666,613)   $(1,302,948,561)    (8,099,729)   $ (79,286,725)
                                                  ============    ===============    ===========    =============
Nine months ended October 31, 1993
 Shares sold..................................      35,150,104    $   347,867,956     12,949,265    $ 130,092,823
 Shares issued in reinvestment of distributions     10,857,572        107,414,657        263,368        2,646,062
 Shares redeemed..............................    (253,133,809)    (2,502,075,381)    (5,271,267)     (52,971,843)
                                                  ------------    ---------------    -----------    -------------
 Net increase (decrease)......................    (207,126,133)   $(2,046,792,768)     7,941,366    $  79,767,042
                                                  ============    ===============    ===========    =============


                                       44



ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (CONT.)

5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1994, were as follows:


                                     U.S. GOVERNMENT ADJUSTABLE       ADJUSTABLE RATE
                                       RATE MORTGAGE PORTFOLIO      SECURITIES PORTFOLIO
                                     --------------------------     --------------------
      Purchases.....................        $  669,730,162              $177,224,773
                                            ==============              ============
      Sales.........................        $1,976,011,176              $266,835,786
                                            ==============              ============


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Trust, and receives fees computed monthly on the average daily net assets of the Trust during the month. The Trust pays a fee equal to an annualized rate of 40/100 of 1% for the first $5 billion of net assets, 35/100 of 1%
of net assets in excess of $5 billion up to and including $10 billion, 33/100 of 1% of net assets in excess of $10 billion up to and including $15 billion, and 30/100 of 1% of net assets in excess of $15 billion. The terms of the management agreement provide that aggregate annual expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. The Trust's expenses did not exceed these limitations; however, for the year ended October 31, 1994, Franklin Advisers, Inc. agreed in advance to waive a portion of the management fees of $4,787,133 and $166,584, for the Mortgage Portfolio and Securities Portfolio, respectively.

As of October 31, 1994, 76,822,612 shares of the Mortgage Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund and 4,545,197 shares were owned by the Franklin Institutional Adjustable U.S. Government Securities Fund. This represents 94% and 6%, respectively, of the outstanding shares of the Mortgage Portfolio.

As of October 31, 1994, 2,542,902 shares of the Securities Portfolio were owned by the Franklin Adjustable Rate Securities Fund and 1,752,851 shares were owned by the Franklin Institutional Adjustable Rate Securities Fund. This represents 59% and 41%, respectively, of the outstanding shares of the Securities Portfolio. The remaining 1,257 shares of the Securities Portfolio were owned by Franklin Resources, Inc.

Certain officers and Trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc., a wholly-owned subsidiary of Franklin Resources, Inc.


                                       45


ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (CONT.)

7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the year by Fund are as follows:

                                         PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                      NET
                                   REALIZED &                   DISTRI-      DISTRI-                      NET
             NET ASSET     NET     UNREALIZED                   BUTIONS      BUTIONS                     ASSET
 YEAR        VALUES AT   INVEST-     GAIN        TOTAL FROM     FROM NET      FROM                       VALUES
 ENDED       BEGINNING    MENT     (LOSS) ON     INVESTMENT    INVESTMENT    CAPITAL        TOTAL        AT END     TOTAL
JAN. 31,      OF YEAR    INCOME    SECURITIES    OPERATIONS      INCOME       GAINS     DISTRIBUTIONS    OF YEAR    RETURN+
--------     ---------   ------    ----------    ----------    ----------    -------    -------------    -------    -------
U.S. Government Adjustable Rate Mortgage Portfolio
1992(1)       $10.00     $.493       $ .013        $ .506       $(.493)      $(.003)       $(.496)       $10.01      5.13%
1993           10.01      .544        (.100)         .444        (.544)          --         (.544)         9.91      4.53
1993**          9.91      .313        (.090)         .223        (.313)          --         (.313)         9.82      2.28
1994***         9.82      .415        (.630)        (.215)       (.415)          --         (.415)         9.19     (2.22)
Adjustable Rate Securities Portfolio
1992(2)        10.00        --           --            --           --           --            --         10.00        --
1993           10.00      .599         .020          .619        (.599)          --         (.599)        10.02      6.36
1993**         10.02      .368         .010          .378        (.368)          --         (.368)        10.03      3.83
1994***        10.03      .469        (.340)         .129        (.469)          --         (.469)         9.69      1.32

                                  RATIOS/SUPPLEMENTAL DATA
                ------------------------------------------------------------
                                 RATIO OF
                   NET           EXPENSES       RATIO OF NET
                  ASSETS        TO AVERAGE       INVESTMENT
 YEAR             AT END           NET           INCOME TO         PORTFOLIO
 ENDED            OF YEAR        ASSETS++         AVERAGE          TURNOVER
JAN. 31,        (IN 000'S)     (SEE NOTE 6)      NET ASSETS          RATE
--------        ----------     ------------     ------------       ---------
U.S. Government Adjustable Rate Mortgage Portfolio
1992(1)         $4,315,658         .31%*           7.25%*            48.96%
1993             4,201,411         .30             5.49              66.44
1993**           2,130,229         .27*            4.15*             76.55
1994***            747,471         .02             4.01              58.43
Adjustable Rate Securities Portfolio
1992(2)                 --          --               --                 --
1993                44,656          --             5.80              88.92
1993**             124,309         .11*            4.76*            158.70
1994***             41,619         .25             4.55             192.06

*Annualized.
**For the nine months ended October 31, 1993.
***For the year ended October 31, 1994.
1For the period May 20, 1991 (effective date) to January 31, 1992.
2For the period December 26, 1991 (effective date) to January 31, 1992.
+Total return measures the change in value of an investment over the period indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Portfolio. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                                                    RATIO OF EXPENSES
                                                                                  TO AVERAGE NET ASSETS
                                                                                  ---------------------
            U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
            1992..................................................................       .41%*
            1993..................................................................       .42
            1993**................................................................       .41*
            1994***...............................................................       .42
            ADJUSTABLE RATE SECURITIES PORTFOLIO
            1993..................................................................       .64
            1993**................................................................       .47*
            1994***...............................................................       .43


                                       46



ADJUSTABLE RATE SECURITIES PORTFOLIOS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Adjustable Rate Securites Portfolios:

We have audited the accompanying statements of assets and liabilities of the two portfolios comprising the Adjustable Rate Securities Portfolios (the Trust), including each Portfolio's statement of investments in securities and net assets, as of October 31, 1994, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the nine months ended October 31, 1993 and the financial highlights for each of the periods indicated in Note 7. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the two Portfolios comprising the Adjustable Rate Securities Portfolios as of October 31, 1994, the results of each Portfolio's operations for the year then ended, the changes in their net assets for the year then ended and for the nine months ended October 31, 1993, and the financial highlights for each of the periods indicated in Note 7 in conformity with generally accepted accounting principles.


                                      COOPERS & LYBRAND L.L.P.



San Francisco, California
December 7, 1994